As filed with the Securities and Exchange Commission on May 1, 2002.

                                                      REGISTRATION NO. 333-01031

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                            POST-EFFECTIVE AMENDMENT
                                    NO. 7 TO

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                                   ----------

                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
                  ---------------------------------------------
                              (Exact name of trust)


                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   -------------------------------------------
                               (Name of Depositor)

                                Prudential Plaza
                          Newark, New Jersey 07102-3777
                                 (973) 802-7333
           ----------------------------------------------------------
          (Address and telephone number of principal executive offices)

                                   ----------

                               CLIFFORD E. KIRSCH
                        VICE PRESIDENT, CORPORATE COUNSEL
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                   -------------------------------------------
                     (Name and address of agent for service)

                                   ----------

It is proposed that this filing will become effective (check appropriate space):

     |_| immediately upon filing pursuant to paragraph (b) of Rule 485

     |X| on May 1, 2002 pursuant to paragraph (b) of Rule 485
               (date)

     |_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     |_| on ____________ pursuant to paragraph (a)(1) of Rule 485
               (date)

================================================================================

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY FORM N-8B-2)
N-8B-2
ITEM NUMBER       LOCATION
-----------       --------
    1.            Cover Page

    2.            Cover Page

    3.            Not Applicable

    4.            Sale of the Contract and Sales Commissions

    5.            The Prudential Variable Contract Account GI-2

    6.            The Prudential Variable Contract Account GI-2

    7.            Not Applicable

    8.            Not Applicable

    9.            Litigation

   10. Brief Description of the Group Contract and Certificate; How Prudential Issues Certificates; Applicant Owner Provision; A "Free Look" Period; Procedures; Premiums; Effective Date of Insurance; How You Can Change the Way Prudential Allocates Future Premium Payments; How You Can Transfer Amounts In Your Certificate Fund From One Investment Option to Another; Dollar Cost Averaging; Death Benefits; Changes in Face Amount; Charges and Expenses; Reduction of Charges; Dividends or Experience Credits; Cash Surrender Value; Full Surrenders; Paid-Up Coverage; Partial Withdrawals; Loans; Telephone and Electronic Transactions; Lapse; Termination of a Group Contractholder's Participation in Group Contract; Participants Who Are No Longer Eligible Group Members; Options on Termination of Coverage; Reinstatement; Tax Treatment of Certificate Benefits; ERISA Considerations; When Proceeds Are Paid; Beneficiary; Incontestability; Misstatement of Age; Suicide Exclusion; Assignment; Voting Rights; Substitution of Fund Shares; Additional Insurance Benefits

   11. Brief Description of the Group Contract and Certificate; The Prudential Variable Contract Account GI-2; The Funds

   12. Cover Page; Brief Description of the Group Contract and Certificate; The Funds; Sale of the Contract and Sales Commissions

   13.            Brief Description of the Group Contract and Certificate;
                  Premiums; Reduction of Charges; Sale of the Contract and Sales Commissions

   14. Brief Description of the Group Contract and Certificate; How Prudential Issues Certificates; Procedures

   15.            Brief Description of the Group Contract and Certificate;
                  Procedures; How You Can Change the Way Prudential Allocates Future Premium Payments; How You Can Transfer Amounts In Your Certificate Fund From One Investment Option to Another

   16.            Brief Description of the Group Contract and Certificate;
                  Detailed Information About the Certificates

   17.            Death Benefits; Full Surrenders; Partial Withdrawals; Loans;
                  When Proceeds Are Paid

   18.            The Prudential Variable Contract Account GI-2; The Funds

   19.            Reports

   20.            Not Applicable

   21.            Loans

   22.            Not Applicable

   23.            Not Applicable

   24.            Incontestability; Misstatement of Age; Suicide Exclusion;
                  Assignment

   25.            The Prudential Insurance Company of America

N-8B-2
ITEM NUMBER       LOCATION
-----------       --------

   26.            The Funds; Charges and Expenses

   27. General Information About Prudential; The Prudential Variable Contract Account GI-2, and The Variable Investment Options under the Certificates

   28. The Prudential Insurance Company of America; Directors and Officers of Prudential

   29.            The Prudential Insurance Company of America

   30.            Not Applicable

   31.            Not Applicable

   32.            Not Applicable

   33.            Not Applicable

   34.            Not Applicable

   35.            The Prudential Insurance Company of America

   36.            Not Applicable

   37.            Not Applicable

   38.            Sale of the Contract and Sales Commissions

   39.            Sale of the Contract and Sales Commissions

   40.            Not Applicable

   41.            Sale of the Contract and Sales Commissions

   42.            Not Applicable

   43.            Not Applicable

   44. Brief Description of the Group Contract and Certificate; The Funds; Premiums; Cash Surrender Value

   45.            Not Applicable

   46. Brief Description of the Group Contract and Certificate; The Prudential Variable Contract Account GI-2; The Funds; Death Benefits; Full Surrenders; Partial Withdrawals

   47.            The Prudential Variable Contract Account GI-2; The Funds

   48.            Not Applicable

   49.            Not Applicable

   50.            Not Applicable

   51.            Brief Description of the Group Contract and Certificate;
                  Detailed Information About the Certificates

   52.            Substitution of Fund Shares

   53.            Tax Treatment of Certificate Benefits; ERISA Considerations

   54.            Not Applicable

   55.            Not Applicable

   56.            Not Applicable

   57.            Not Applicable

   58.            Not Applicable

   59. Financial Statements of The Group Variable Universal Life Subaccounts of The Prudential Variable Contract Account GI-2; Consolidated Financial Statements of The Prudential Insurance Company of America and its subsidiaries

                                     PART I


                            INFORMATION IN PROSPECTUS

PROSPECTUS
May 1, 2002


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

GROUP VARIABLE UNIVERSAL LIFE INSURANCE

This document is a prospectus. It tells you about GROUP VARIABLE UNIVERSAL LIFE INSURANCE contracts offered by The Prudential Insurance Company of America ("Prudential," "we," "our," or "us") for insurance programs that are sponsored by groups.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under a Group Contract. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant. Certain Group Contracts may also permit a Participant to apply for separate insurance coverage for his or her dependents.

The Group Contracts and Certificates provide life insurance protection with flexible premium payments and a choice of underlying investment options. The Death Benefit and Cash Surrender Value will change daily, depending on the performance of the investment options you select. The Death Benefit will usually not be less than the Face Amount of the Certificate. Surrenders, partial withdrawals and loans are available but certain rules and limits apply to how they work.


We have tried to make this prospectus easy to understand. Still, the meaning of some terms are special because these terms describe concepts used mostly in insurance contracts. To help you understand what these terms mean, we added a DEFINITIONS OF SPECIAL TERMS section on page 47. It's easy to recognize defined terms--we capitalize them.


A WORD ABOUT REPLACING YOUR LIFE INSURANCE. You should know that, most times, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage--either by asking for a new policy or by buying additional insurance--than it is for you to replace a policy. In that way, you don't lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax advisor.

YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS DOCUMENT WILL BE FOLLOWED BY PROSPECTUSES FOR EACH OF THE FUNDS UNDER THE GROUP PROGRAM THAT WILL BE AVAILABLE TO YOU. FOR SOME GROUP CONTRACTS, THIS PROSPECTUS WILL BE ACCOMPANIED BY A SUPPLEMENT THAT DESCRIBES THE UNIQUE FEATURES OF THE GROUP CONTRACT AND CERTIFICATES. FOR THOSE GROUP CONTRACTS, THE PROSPECTUS AND THE SUPPLEMENT TOGETHER PROVIDE ALL THE INFORMATION YOU NEED TO KNOW ABOUT GROUP VARIABLE UNIVERSAL LIFE INSURANCE, AND YOU SHOULD READ THEM TOGETHER.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   The Prudential Insurance Company of America
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone (800) 562-9874

The SEC maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding issuers that file electronically with the SEC. You may also obtain and copy information at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information. You may obtain copies of available information upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


GL.2002.039

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


The Prudential Variable Contract Account GI-2 (the "Separate Account") has 140 variable investment options. We call each option a "Subaccount." We will invest the assets of each Subaccount in The Prudential Series Fund, Inc. ("Series Fund") or in certain other mutual fund portfolios. When we refer to "Funds" in this prospectus, we mean all or any of these funds.


We will permit each Group Contractholder to choose up to 20 of these Funds. The Series Fund Money Market Portfolio must be one of the selected Funds. Generally, half of the Funds selected by the Group Contractholder must be from the Series Fund.

You may then choose as investment options from among the Funds selected by your Group Contractholder. You may also choose to invest in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%.)

Once you select the investment options you want, Prudential will direct your premium payments to the Subaccount associated with those Funds or to the Fixed Account.

We describe the Funds chosen by your Group Contractholder briefly in the section called "The Funds" that appears in the accompanying statement. We will send you a prospectus for each Fund selected by your Group Contractholder. The Fund prospectuses tell you about the objectives and policies for each Fund, as well as the risks of investing in each Fund.

                                               TABLE OF CONTENTS


                                                                                                            PAGE

BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE ..............................................         1

ILLUSTRATIONS OF CASH SURRENDER VALUES AND DEATH BENEFITS ............................................         7

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2 ..................         8
            The Prudential Insurance Company of America ..............................................         8
            The Prudential Variable Contract Account GI-2 ............................................         8
            The Funds ................................................................................         9
            The Fixed Account ........................................................................         9

DETAILED INFORMATION ABOUT THE CERTIFICATES ..........................................................        10
            How Prudential Issues Certificates .......................................................        10
            A "Free Look" Period .....................................................................        11
            Procedures ...............................................................................        11
            Premiums .................................................................................        12
            Effective Date of Insurance ..............................................................        13
            How Prudential Will Deposit and Invest Premium Payments ..................................        13
            How You Can Change the Way Prudential Allocates
              Future Premium Payments ................................................................        14
            How You Can Transfer Amounts in Your Certificate Fund
              from One Investment Option to Another ..................................................        14
            Dollar Cost Averaging ....................................................................        15
            Death Benefits ...........................................................................        16
            Changes in Face Amount ...................................................................        18
            Charges and Expenses .....................................................................        19
            Reduction of Charges .....................................................................        23
            Dividends or Experience Credits ..........................................................        23
            Cash Surrender Value .....................................................................        23
            Full Surrenders ..........................................................................        24
            Paid-up Coverage .........................................................................        24
            Partial Withdrawals ......................................................................        25
            Loans ....................................................................................        26
            Telephone and Electronic Transactions ....................................................        27
            Lapse ....................................................................................        27
            Termination of a Group Contractholder's Participation in the Group Contract ..............        28
            Participants Who Are No Longer Eligible Group Members ....................................        28
            Options on Termination of Coverage .......................................................        29
            Reinstatement ............................................................................        30
            Tax Treatment of Certificate Benefits ....................................................        31
            ERISA Considerations .....................................................................        34
            When Proceeds Are Paid ...................................................................        36



            Beneficiary ..............................................................................        37
            Incontestability .........................................................................        37
            Misstatement of Age ......................................................................        37
            Suicide Exclusion ........................................................................        37
            Modes of Settlement ......................................................................        37
            Assignment ...............................................................................        39
            Applicant Owner Provision ................................................................        39
            Voting Rights ............................................................................        40
            Substitution of Fund Shares ..............................................................        41
            Additional Insurance Benefits ............................................................        41
            Reports ..................................................................................        42
            Sale of the Contract and Sales Commissions ...............................................        43
            Ratings and Advertisements ...............................................................        44
            Services Performed by Third Parties ......................................................        44
            State Regulation .........................................................................        45
            Experts ..................................................................................        45
            Litigation ...............................................................................        45

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS .................................................        47

DIRECTORS AND OFFICERS OF PRUDENTIAL .................................................................        50

FINANCIAL STATEMENTS OF THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE
  PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2 ..........................................................        A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY OF
  AMERICA AND ITS SUBSIDIARIES .......................................................................        B1


YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IN ANY JURISDICTION WHERE AN OFFERING MAY NOT BE LAWFULLY MADE. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS AND THE ACCOMPANYING SUPPLEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE

In this section of the prospectus, we answer some questions that are frequently asked about Group Variable Universal Life Insurance. You can find more detailed information on later pages of the prospectus.

The Group Contract and Certificate provide even more detailed information. You will get a Certificate if you buy the Group Variable Universal Life Insurance.

WHAT IS A GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT?

It is an insurance contract issued by Prudential to the group that sponsors the Group Variable Universal Life Insurance program. Often, the group that sponsors a program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

HOW DOES PRUDENTIAL CALCULATE THE CERTIFICATE'S DEATH BENEFIT?

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will calculate the Death Benefit like this:

o The DEATH BENEFIT is the Face Amount of insurance PLUS the value of your Certificate Fund on the date of your death MINUS any Certificate Debt and outstanding charges.

(In some cases, we will increase the Death Benefit to an amount that is more than the Face Amount plus the value of the Certificate Fund. We will do that to make sure that the Certificate meets the definition of "life insurance" under the Internal Revenue Code. We will still deduct any Certificate Debt and outstanding charges.)

The CERTIFICATE FUND consists of the Net Premiums that we invest in the investment options you selected. Prudential will deduct its charges for the insurance from the Certificate Fund. The value of the Certificate Fund will change each day based on the performance of those investment options and to reflect the deduction of daily charges.

See the DEATH BENEFITS section on page 16.

HOW DOES PRUDENTIAL CALCULATE THE CASH SURRENDER VALUE OF THE CERTIFICATE?

Prudential calculates the Cash Surrender Value of a Certificate like this:

o The CASH SURRENDER VALUE is the value of the Certificate Fund on the day of the surrender MINUS any Certificate Debt and outstanding charges.

(Under the terms of some Group Contracts, Prudential is permitted to also deduct a charge for the surrender. The charge may be up to $20.)

See the CASH SURRENDER VALUE section on page 23.

WHAT PREMIUMS MUST I PAY?

You can usually choose how often you pay premiums and the amount of premiums. Prudential will keep your insurance in force as long as the balance in your Certificate Fund is enough to pay the charges that are due to Prudential each month. Prudential may also require you to pay a minimum initial premium.

If the balance in your Certificate Fund is not enough to pay any month's charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.

See the PREMIUMS section on page 12.

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

The Separate Account has Subaccounts. We invest the assets of each Subaccount in its corresponding Fund.


We permit each Group Contractholder to choose up to 20 of these Funds for the Group Contractholder's Participants to invest in. The Series Fund Money Market Portfolio must be one of the selected Funds. Generally, half of the Funds selected by the Group Contractholder must be from the Series Fund.

Instead of choosing Funds for itself, a Group Contractholder may ask Prudential to present it with one or more predetermined groups of Funds for the Group Contractholder's Participants to invest in.

We will not permit a Group Contractholder to substitute other Funds for Funds it has already selected (whether the Group Contractholder chose its own Funds or selected a predetermined group of Funds). But, if a Group Contractholder chooses fewer than 20 Funds, we will permit that Group Contractholder to select additional Funds.

You may invest only in the Funds chosen by your Group Contractholder and in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%. See THE FIXED ACCOUNT section on page 9.)

We recommend that the Group Contractholder get advice from an investment advisor when choosing the investment options for its Participants.

See THE FUNDS section in the accompanying supplement. Each Fund prospectus provides more detailed information about the specific Fund.

DOES GROUP VARIABLE UNIVERSAL LIFE INSURANCE OFFER CHOICE AND FLEXIBILITY IN THE AMOUNT OF INSURANCE PROTECTION I CAN GET?

Yes. The Death Benefit under a Certificate includes, among other things, the value of your Certificate Fund. The value of your Certificate Fund will vary with the performance of the investment options you select. So, your Death Benefit could grow more than it could under a certificate that does not include investment options. But, the Death Benefit may also go down if the investment options in your Certificate Fund have poor investment performance.

You choose how to invest the amount you have in your Certificate Fund. You may choose more aggressive Funds or less aggressive Funds. What you choose depends on your personal circumstances and your investment objectives and how they may change over time.

If you prefer to avoid or reduce the risks that come with investing in the Funds, you can choose to direct some or all of the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than 4%. See THE FIXED ACCOUNT section on page 9.

WHAT CHARGES DOES PRUDENTIAL MAKE?

We deduct certain charges from each premium payment that you make and from the amounts that are held in each investment option. These charges compensate us for insurance costs, risks and expenses.

All charges made by Prudential are described in detail in the CHARGES AND EXPENSES section on page 19. The following briefly outlines the charges that may be made:

     o    YOU MAKE A PREMIUM PAYMENT.

     o    PRUDENTIAL DEDUCTS THE FOLLOWING CHARGES:

          o A CHARGE FOR TAXES ON PREMIUM PAYMENTS. Currently, this charge is 2.6%, but some Group Contracts may permit a charge up to 5.35%. We reserve the right to increase this charge if the cost of our taxes related to premium payments increases. (In some states, this charge is known as a premium-based administrative charge.)

          o A PROCESSING CHARGE of up to $2. (Under some Group Contracts, this charge is waived.)

          o A SALES CHARGE of up to 3.5%. (Under some Group Contracts, this charge is waived.)

     o    THE REMAINDER IS YOUR NET PREMIUM


               This is the amount that you can invest in one or more of the investment options selected by your Group Contractholder.


     o    DAILY CHARGES


               After your Net Premium is directed to your investment option(s), Prudential deducts these DAILY CHARGES from the Subaccounts (but not from the Fixed Account):


          o A DAILY CHARGE for mortality and expense risks. This charge is deducted from the assets of the Subaccount(s) that correspond to the Fund(s) you selected. Currently, this charge is equivalent to an effective annual rate of 0.45%. Prudential guarantees that this charge will not be more than an effective annual rate of 0.90%.

          o A DAILY CHARGE for investment management fees and expenses. These charges are deducted from the assets of the Fund(s) you selected. The Funds set these charges.

     o    MONTHLY CHARGES


               Prudential deducts these charges from your Certificate Fund each month:


          o A CHARGE FOR ADMINISTRATIVE EXPENSES. Currently, this charge may be up to $5.50 per month. Prudential guarantees that it will not be more than $6 per month.

          o    A CHARGE FOR THE COST OF INSURANCE.

          o A CHARGE FOR ANY ADDITIONAL INSURANCE BENEFITS not already included in the charge for the cost of insurance.


               Under some Group Contracts, Prudential may deduct these charges more or less frequently.


     o    POSSIBLE ADDITIONAL CHARGES


               SOME GROUP CONTRACTS MAY ALSO PERMIT PRUDENTIAL TO MAKE THE FOLLOWING TRANSACTION CHARGES:


          o    When you use the DOLLAR COST AVERAGING feature.

          o When you ask Prudential to REALLOCATE the way your premium payments will be invested.

          o When you SURRENDER your Certificate Fund or when you make a WITHDRAWAL from it. The charge can be up to $20 or 2% of the amount you surrender or withdraw, whichever amount is less.

          o Each time you take a LOAN from your Certificate Fund. The charge may be up to $20.

          o Each time you request an ADDITIONAL STATEMENT about your Certificate Fund. The charge may be up to $20.

          o When you request MORE THAN 12 TRANSFERS BETWEEN INVESTMENT OPTIONS in a Certificate Year. The charge may be up to $20 for each transfer after the 12th one.


               Also, Prudential has the right to make a charge for any taxes that may be imposed on the operations of the Separate Account.

CAN I MAKE WITHDRAWALS FROM THE CERTIFICATE FUND?

Yes. You may request a partial withdrawal from the Certificate Fund. You may also surrender your insurance and receive its Cash Surrender Value. See the PARTIAL WITHDRAWALS section on page 25 and the FULL SURRENDERS section on page 24.

With respect to purchases or sales involving the Subaccounts, we price transactions as of 4:00 p.m. Eastern time each Business Day. Such transactions received in good order prior to 4:00 p.m. Eastern time on a given Business Day will be priced as of that day.

CAN I TAKE LOANS?

Yes. You may borrow money from your Certificate Fund. The Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

When you take a loan from your Certificate Fund, here's what happens:

o The amount of the loan is transferred from your investment options to a Loan Account. This Loan Account is still part of your Certificate Fund.

o The Loan Account earns interest at an effective annual rate that is usually 2% less than the rate Prudential charges as interest on the loan.

The term "Certificate Debt" is used to mean any outstanding loan plus its accrued interest. Certificate Debt is deducted from any amount payable at the Covered Person's death. It is also deducted from the Certificate's Cash Surrender Value.

HOW IS MY INSURANCE COVERAGE AFFECTED WHEN I AM NO LONGER A MEMBER OF THE GROUP?

Each Group Contract has different rules. Under some Group Contracts, you may continue your insurance even though you are no longer part of the group. The charges for continued insurance may be higher.

You may also surrender the insurance for its Cash Surrender Value, elect to use the Cash Surrender Value to buy Paid-up Coverage, or in some situations, convert the insurance to an individual life insurance policy.

See the OPTIONS ON TERMINATION OF COVERAGE section on page 29.

WHAT IS THE FEDERAL INCOME TAX STATUS OF AMOUNTS RECEIVED UNDER THE CERTIFICATE?

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the death benefit is fixed instead of variable). Here's what that means:

o First, the Death Benefit is generally not included in the gross income of the beneficiary.

o Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains.

o Third, surrenders and partial withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract.

o    Fourth, loans are not generally treated as distributions.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31. You should consult your tax advisor for guidance on your specific situation.

WHAT ARE THE FUNDS' CHARGES?

Information about the Funds' fees and expenses appear in THE FUNDS section of the accompanying supplement.


ILLUSTRATIONS OF CASH SURRENDER VALUES AND DEATH BENEFITS


In the accompanying supplement, we show you examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS."

GENERAL INFORMATION ABOUT:

O    PRUDENTIAL

O    THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


The Prudential Insurance Company of America ("Prudential") is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contracts.


Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies including as depositor, adviser, and principal underwriter.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Prudential Variable Contract Account GI-2 (the "Separate Account") was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a "separate account" under the federal securities laws. The Separate Account holds assets that are segregated from all of Prudential's other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Separate Account. Prudential will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential to commence operation of the Separate Account and may include accumulations of the charges Prudential makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential's general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Separate Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential. There are currently 140 Subaccounts within the Separate Account, each of which invests in a corresponding Fund. Prudential reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).


THE FUNDS

Information about each Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager appears in the accompanying supplement.

CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES CLOSELY RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF ITS RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND ITS MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS PROSPECTUS. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.

EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE SERIES FUND, PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

THE FIXED ACCOUNT

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion sometimes declare a higher rate. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some Group Contracts, Prudential may determine interest rates based on the contract year we receive the premium payments.

We strictly limit your right to make transfers out of the Fixed Account. See the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER section on page 14. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to 6 months. See the WHEN PROCEEDS ARE PAID section on page 36.

Because of exemptive and exclusionary provisions, Prudential has not registered the Fixed Account or the general account under the federal securities laws. Prudential has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy of statements made in a prospectus.

DETAILED INFORMATION ABOUT THE CERTIFICATES

HOW PRUDENTIAL ISSUES CERTIFICATES

To apply for coverage under a Group Variable Universal Life Insurance Contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

COVERAGE ON THE LIFE OF A SPOUSE. Usually, the Eligible Group Member buys coverage on his or her own life. But, some Group Contracts allow an Eligible Group Member to also apply for coverage on his or her spouse's life. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term "Participant" or "you," we mean the person who owns those rights. When we use the term "Covered Person," we mean the person whose life is covered.

The Eligible Group Member is usually the Participant. But, under some Group Contracts, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential considers the other person to be a Participant. See the ASSIGNMENT and APPLICANT OWNER PROVISION sections on page 39.

Prudential will issue a Certificate to each Participant. Prudential will issue a separate Certificate for spouse coverage. The Certificate tells you about the rights, benefits, coverage, and obligations of the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

MAXIMUM AGES. Generally, Prudential will not issue Certificates for a person who is older than age 74. And, Prudential will generally end a Participant's coverage at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these three options:

o You may ask to receive the Cash Surrender Value of the Certificate. (Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.)

o You may use some or all of the Certificate Fund to buy Paid-up Coverage. See the PAID-UP COVERAGE section on page 24.

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

o You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance and for additional insurance benefits. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

Under some Group Contracts, coverage may end at an age less than 100. You should refer to your particular Certificate and Group Contract to learn when coverage under your Certificate will end.

A "FREE LOOK" PERIOD

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the "free look" period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.

During the first 20 days after the Certificate Date, your premium payments will be invested in the Fixed Account (or, under some Group Contracts, in the Series Fund Money Market Portfolio). Prudential reserves the right to limit contributions and transactions during the free look period.

PROCEDURES

Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, take loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your Group Contractholder can tell you what those procedures are.

Under some Group Contracts, Participants will be required to make transactions through the Group Contractholder. Under other Group Contracts, Participants will be required to deal directly with Prudential. Either way, Prudential will consider enrollment forms, payments, orders and other documents to be "received" when Prudential receives them in good order.

WHEN PRUDENTIAL RECONCILES FINANCIAL TRANSACTIONS. Prudential usually reconciles financial transactions at the end of the day, when most banks and financial institutions have closed for the evening. As a result, some transactions (for example, premium payments, loan repayments, or withdrawals) cannot be completed until the next business day. Usually, this will result in a one-day delay in the movement of money from one investment option to another. During any delay, Prudential may place this money in an unallocated account owned by Prudential that pays a market rate of interest. The short term interest ("float") earned on this money will be retained by Prudential as compensation for services rendered. This interest will not be paid from a Participant's Certificate Fund, and will not reduce the value of the Certificate Fund. Transfers among the Funds and dollar cost averaging are not subject to this possible delay.

PREMIUMS

ROUTINE PREMIUM PAYMENTS. You will usually be able to decide when to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). See the LAPSE section on page 27 to learn how your insurance will end and what you can do to stop it from ending.

Under some Group Contracts, you may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the DEFINITIONS OF SPECIAL TERMS section on page 47.

ADDITIONAL PREMIUM PAYMENTS. In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

HOW YOU WILL PAY PREMIUMS. Your Group Contractholder sets up the premium payment method. Some Participants will make payments through the Group Contractholder (who will pass them on to us). Other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential. See the CHARGES AND EXPENSES section on page 19.

DEDUCTING PREMIUMS FROM YOUR PAYCHECK. Some Group Contractholders might set up a way for you to make routine premium payments by deducting them from your paycheck. Each Group Contractholder's rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that's the case, you may still make premium payments below the minimum directly to Prudential.

EFFECT OF PREMIUM PAYMENTS ON TAX STATUS. If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

EFFECTIVE DATE OF INSURANCE

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form. If we approve your completed enrollment form prior to the 20th day of a month, your insurance will begin on the first day of the next month. If we receive your completed enrollment form on or after the 20th day of a month, your insurance will begin on the first day of the month after the next month.

HOW PRUDENTIAL WILL DEPOSIT AND INVEST PREMIUM PAYMENTS

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called "Net Premiums." See the CHARGES AND EXPENSES section on page 19.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

o BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in our general account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

o DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 20 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 20 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected. (Under some Group Contracts, we would use the Series Fund Money Market Portfolio instead of the Fixed Account.)

o AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days, Prudential will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

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

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information. (Again, under some Group Contracts, we would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

HOW YOU CAN CHANGE THE WAY PRUDENTIAL ALLOCATES FUTURE PREMIUM
PAYMENTS

You may ask Prudential to change the way your future premium payments will be allocated among the available investment options. Prudential will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in good order.

The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund--minus Certificate Debt and outstanding charges--to cover each month's charges. See the LAPSE section on page 27.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for it in the future.

HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER

You may transfer amounts from one investment option to another--we do not limit the number of transfers between investment options. You may request a transfer in terms of dollars (such as transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

o The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

o The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

o We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

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

o    We do not limit the number of transfers into the Fixed Account.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential (or Prudential's designee) on the form we require you to use for this purpose. Prudential will give you a form to request a transfer.

Under some Group Contracts, if you make more than twelve transfers in a Certificate Year, Prudential may charge up to $20 for each transfer after the twelfth.

Group Variable Universal Life Insurance was not designed for professional market timing organizations or for other organizations or persons that use programmed, large or frequent transfers. We will discourage a pattern of exchanges that coincides with a "market timing" strategy, since they may be disruptive to the Separate Account and the Funds. If we were to find such a pattern, we might modify the transfer procedures, including not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Certificate owner.

DOLLAR COST AVERAGING

Dollar Cost Averaging (which we refer to as "DCA") lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day following the first of the month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential will give you a form to request DCA. If we receive your request form in good order by the tenth of a month, we will start DCA processing during the next month. If we receive it after the tenth day of a month, we will start DCA processing during the month after the next month.

We will terminate the DCA arrangement when any of the following events occurs:

o    We have completed the designated number of transfers.

o The amount you have invested in the Series Fund Money Market Portfolio is not enough to complete the next transfer.

o Prudential receives your written request to end the DCA arrangement. (If we receive your request by the tenth of a month, we will cancel the transfer scheduled for the next following month. If we receive it after the tenth day of a month, we will cancel the transfer scheduled for the month after the next month.)

o    You no longer have coverage under the Group Variable Universal Life
     Insurance.

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

Currently, we do not charge for the DCA arrangement but we may in the future. Transfers made under the DCA arrangement do not count against the number of transfers that may be subject to the transfer charge described in the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER section on page 14.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

DEATH BENEFITS

Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies.

AMOUNT OF THE DEATH BENEFIT. The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges.

ADJUSTMENT IN THE DEATH BENEFIT. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we would use one of two methods to increase the Death Benefit. Each Group Contract will use one method or the other.

Under the first method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to the following "corridor percentage" of the Certificate Fund based on your Attained Age:

 COVERED PERSON'S         CORRIDOR         COVERED PERSON'S         CORRIDOR
   ATTAINED AGE          PERCENTAGE          ATTAINED AGE          PERCENTAGE
 ----------------        ----------        ----------------        ----------
       0-40                  250%                 70                  115%
        41                   243                  71                  113
        42                   236                  72                  111
        43                   229                  73                  109
        44                   222                  74                  107
        --                   ---                  --                  ---
        45                   215                  75                  105
        46                   209                  76                  105
        47                   203                  77                  105
        48                   197                  78                  105
        49                   191                  79                  105
        --                   ---                  --                  ---
        50                   185                  80                  105
        51                   178                  81                  105
        52                   171                  82                  105
        53                   164                  83                  105
        54                   157                  84                  105
        --                   ---                  --                  ---
        55                   150                  85                  105
        56                   146                  86                  105
        57                   142                  87                  105
        58                   138                  88                  105
        59                   134                  89                  105
        --                   ---                  --                  ---
        60                   130                  90                  105
        61                   128                  91                  104
        62                   126                  92                  103
        63                   124                  93                  102
        64                   122                  94                  101
        --                   ---                  --                  ---
        65                   120                  95                  100
        66                   119                  96                  100
        67                   118                  97                  100
        68                   117                  98                  100
        69                   116                  99                  100

Under the second method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the "Net Single Premium" per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the "Net Single Premium" on the 1980 CSO Table.

HOW YOUR BENEFICIARY MAY RECEIVE THE DEATH BENEFIT: Your beneficiary may receive the Death Benefit in the following ways:

o PRUDENTIAL'S ALLIANCE ACCOUNT. The Alliance Account is an interest-bearing account that holds the Death Benefit while your beneficiary takes time to consider other options. Your beneficiary has complete ownership of funds held in the Alliance Account, and may draw on all or part of the funds by writing a draft. Interest earnings in the Alliance Account are compounded daily and credited monthly. Your beneficiary can transfer proceeds from the Alliance Account to other modes of settlement at any time. Proceeds in the Alliance Account are part of Prudential's general account. If your beneficiary does not want the money to go to the Alliance Account, he or she can ask Prudential to issue a check instead.

o OTHER OPTIONS. Your beneficiary can arrange with Prudential for the Death Benefit to be paid in a different way (known as "modes of settlement"), if the Death Benefit is $1,000 or more. (You can also elect a different mode of settlement for your beneficiary while you are living). See the MODES OF SETTLEMENT section on page 38.

CHANGES IN FACE AMOUNT

The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contractholder and on Prudential's rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when you ask. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

INCREASES IN THE FACE AMOUNT OF INSURANCE

o Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

o Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases.

o    Some Group Contracts may not allow increases at all.

o Whenever the Face Amount of insurance increases, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

o An increase in the Face Amount will result in higher monthly insurance charges because our net amount at risk will increase.

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

DECREASES IN THE FACE AMOUNT OF INSURANCE

o Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.


o Under some Group Contracts, a Face Amount decrease may occur as a result of a salary decrease.


o A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.


o Some groups that sponsor Group Variable Universal Life Insurance programs permit Prudential to decrease the Face Amount when certain "triggering events" occur such as retiring, or having a Certificate in effect for a certain number of years. In the Group Contracts, Prudential reserves the right to make any changes necessary to ensure that Certificates continue to qualify as life insurance for tax purposes.

We will calculate the amount of the reduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.


When your Face Amount of insurance changes--whether it increases or decreases--the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31. You should consult your tax advisor before you change the Face Amount of your insurance.

CHARGES AND EXPENSES

For a Certificate that is in effect, Prudential reserves the right to increase the charges that we currently make, but we currently have no intention to do so. We will not in any case increase charges above the maximum charges described below. You should refer to your Certificate to learn what charges apply to you.

CHARGES DEDUCTED FROM EACH PREMIUM PAYMENT. We will deduct the charges listed below from each premium payment you make before we invest the payment in the investment options you selected.

1. CHARGE FOR TAXES ON PREMIUM PAYMENTS. We will deduct a charge for taxes we must pay on premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

o The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives. This is Prudential's estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to

     5%. For some Group Contracts, the charge may be up to 5%. (In some states, this charge is called a premium-based administrative charge.)

o The second part is for the federal deferred acquisition cost tax. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of the cost for premium-based federal income taxes.


     We may increase this charge if the cost of our taxes related to premiums is increased.

2. CHARGE FOR PROCESSING PREMIUMS. We may deduct up to $2 to cover the costs of collecting and processing premiums. We may reduce or eliminate this charge under certain Group Contracts. See the REDUCTION OF CHARGES section on page 23.

3. CHARGE FOR SALES EXPENSES. We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We may reduce or eliminate this charge under certain Group Contracts. See the REDUCTION OF CHARGES section on page 23. During 2001, we received no charges for sales expenses.


MONTHLY CERTIFICATE FUND CHARGES. Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date. Under some Group Contracts, we may deduct them when we receive the premium payments from the Group Contractholder. But, we will never deduct them later than 45 days past the Monthly Deduction Date.

1. CHARGE FOR THE COST OF INSURANCE. We will deduct a charge for the cost of your insurance.

To calculate the cost of insurance charge, we multiply:

     your Certificate's "net amount at risk" by

     the "cost of insurance rate" for the Covered Person.

"Net amount at risk" means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The "cost of insurance rate" is based on many factors, including:

o    the Covered Person's age;

o the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

o    the life expectancy of the people covered under your Group Contract;

o whether the Group Contractholder elected to buy any of the additional insurance benefits shown in the ADDITIONAL INSURANCE BENEFITS section on page 41;

o    whether or not the Certificate is provided on a Portable basis; and

o    the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. The cost of insurance charges are generally lower than the 1980 CSO Table.

We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contractholder are based on many factors, including:

o    the number of Certificates in effect;

o    the number of new Certificates issued;

o    the number of Certificates surrendered or becoming Portable;

o    the expected claims (death benefits, living benefits and surrenders);

o the expected cost of any additional insurance benefits that the Group Contractholder elected to buy;

o    the expected expenses; and

o    administrative services provided by the Group Contractholder, if any.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed since they are an important factor in calculating the expected claims, expenses and costs. However, we are prohibited from recovering past losses by state insurance law.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed rates may be up to 150% of the 1980 CSO Table. The guaranteed rates are based on many factors, including:

o    guaranteed issue procedures, if any;

o simplified underwriting that may not require a medical exam, blood tests or urine tests;

o    groups with substandard risks characteristics; and

o the expected maximum cost of any additional insurance benefits that the Group Contractholder elected to buy.

2. CHARGE FOR ADDITIONAL INSURANCE BENEFITS. The ADDITIONAL INSURANCE BENEFITS section on page 41 tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Contractholder elected to buy. We will deduct a separate charge for any additional insurance benefits that you elect to buy from your Certificate Fund.


3. CHARGE FOR ADMINISTRATIVE EXPENSES. We may deduct a charge for administrative expenses. This charge pays for maintaining records and for communicating with Participants and Group Contractholders. Currently, it is not more than $5.50 per month and it is guaranteed not to be more than $6 per month. We may reduce or eliminate this charge under certain Group Contracts. See the REDUCTION OF CHARGES section on page 23.


4. CHARGE FOR OTHER TAXES. We reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Separate Account. These are taxes other than those described under "CHARGE FOR TAXES ON PREMIUM PAYMENTS" above. Currently, we do not charge for these other taxes.

DAILY DEDUCTION FROM THE SEPARATE ACCOUNT. Each day, Prudential deducts a charge from the assets of the Separate Account in an amount currently equal to an effective annual rate of 0.45%. We guarantee that the charge will not be more than an effective annual rate of 0.90%.

This charge compensates us for assuming the mortality and expense risks of the insurance provided under the Group Contract. The "mortality risk" is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined the mortality charge. The "expense risk" is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.


We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.


TRANSACTION CHARGES. Under some Group Contracts, we may deduct a charge for surrenders, partial withdrawals, loans, transfers, reinstatements, and additional statement requests. See the sections of this prospectus that describe each of those transactions. Those sections also describe the charges that Prudential may deduct.

EXPENSES INCURRED BY THE FUNDS. Participants indirectly bear the charges and expenses of the Funds. To find out details about the management fees and other underlying Fund expenses, you should see THE FUNDS section in the accompanying supplement. You should also read the prospectuses for the available Funds.

REDUCTION OF CHARGES

Prudential may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain Group Contracts where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

o    The size of the group.

o    The total amount of premium payments we expect to receive.

o    How long Participants will hold their Certificates.

o The purpose for which the Group Contractholder bought the Group Contract and whether that purpose makes it likely that expenses will go down.

o Any other circumstances Prudential believes to be relevant in determining whether sales or administrative expenses will go down.

In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential's reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participants.

DIVIDENDS OR EXPERIENCE CREDITS

The Group Contract is eligible to receive Dividends or Experience Credits. But, we have set the premium rates in such a way that we will not generally pay a dividend or experience credit.

If there is a Dividend or Experience Credit, Prudential will pay it to the Group Contractholder.

You should refer to your particular Group Contract for details on Dividends or Experience Credits.

CASH SURRENDER VALUE

The Cash Surrender Value of your Certificate is equal to your Certificate Fund MINUS any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account (see the LOANS section on page 26).

The Cash Surrender Value will change daily to reflect:

o    Net Premiums;

o    withdrawals;

o    increases or decreases in the value of the Funds you selected;

o interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

o    interest accrued on any loan;

o the daily asset charge for mortality and expense risks assessed against the variable investment options; and

o    monthly charges that Prudential deducts from your Certificate Fund.

If you ask Prudential, we (or our designee) will tell you what the Cash Surrender Value of your Certificate is. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to go down to zero.

The illustrations in the supplement give examples of what Cash Surrender Values would be for two sample Certificates. The examples assume there would be uniform investment results in the selected Subaccount portfolios. The examples are only hypothetical and are only meant to help you understand how the Certificate works.

FULL SURRENDERS

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in good order.

We will pay the proceeds as described in the WHEN PROCEEDS ARE PAID section on page 36. Under certain Group Contracts, Prudential may charge a transaction charge for the surrender of up to the lesser of $20 or 2% of the amount that you receive. If you redeem units from your certificate fund that you just purchased and paid for by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 Calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.


During 2001, we received $0 for surrender charges.


PAID-UP COVERAGE


At any time, you may elect to use the Cash Surrender Value of your Certificate to buy Paid-up Coverage. The minimum amount of Cash Surrender Value that you can exchange is $1,000.


The amount of Paid-up Coverage that you can have will be limited to the amount that you can buy with your Certificate's Cash Surrender Value. Also, it cannot be more than the Death Benefit under your Certificate at the time you make the exchange.

If the Paid-up Coverage is surrendered for its cash value, Prudential may impose a transaction charge of up to $20.


Paid-up Coverage will start as of the end of the Business Day on which we receive your request form in good order. Once the Paid-up Coverage starts, all other coverage under your Certificate, including any additional insurance benefits, will end.

If you did not use your entire Cash Surrender Value to buy the Paid-up Coverage, Prudential will pay you the remaining amount as of the end of the first Business Day after we receive your request form. We will pay it as described in the WHEN PROCEEDS ARE PAID section on page 36. This withdrawal may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

The purchase of Paid-up Coverage could make your Certificate a Modified Endowment Contract. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

PARTIAL WITHDRAWALS

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value. We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Partial withdrawals will be effective as of the end of the Business Day on which we receive your request form. We will pay you the withdrawn money as described in the WHEN PROCEEDS ARE PAID section on page 36. If you redeem units from your certificate fund that you just purchased and paid for by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 Calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any partial withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

Some Group Contracts may have a limit on the number of partial withdrawals you can make in a year. Some Group Contracts may impose a transaction charge for each partial withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw.

You may not repay any amount that you withdraw.

Withdrawals may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

LOANS

You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

Under certain Group Contracts, Prudential may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Loan Value. Prudential will pay loan proceeds as described in the WHEN PROCEEDS ARE PAID section on page 36.

Interest on the loan will accrue daily at a rate that Prudential sets each year. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

o We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

o We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

o We will generally credit interest to the amount in the Loan Account at an effective annual rate that is usually 2% less than the rate Prudential charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial withdrawal from the Certificate Fund. A partial withdrawal may have tax consequences. See the PARTIAL WITHDRAWALS section on page 25 and the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

Your Loan plus accrued interest (together, these are called "Certificate Debt") may not exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges. See the LAPSE section on page 27.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.

TELEPHONE AND ELECTRONIC TRANSACTIONS

Under some Group Contracts, you may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders and partial withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a telephone or electronic transaction during peak periods such as periods of drastic economic or market change, or during system failures or power outages.

LAPSE

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If it is not enough, Prudential will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay it.

In insurance terms, we call it a LAPSE when insurance ends because the charges for it are not paid.

HOW YOU CAN STOP YOUR INSURANCE FROM LAPSING. You must make a payment that is enough to pay outstanding charges. Prudential must receive the payment by the later of:

o    61 days after the Monthly Deduction Date; or

o    30 days after the date we mailed you the notice.

If you do not, your insurance will lapse and your Certificate will no longer have any value. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

We will send the notice to the last known address we have on file for you. If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

TERMINATION OF A GROUP CONTRACTHOLDER'S PARTICIPATION IN THE GROUP
CONTRACT

The Group Contractholder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

o If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contractholder 90 days' written notice.

o If the Group Contractholder fails to remit premium payments to Prudential in a timely way, at the end of the grace period.

o For any other reason, effective on a Contract Anniversary, by giving the Group Contractholder 31 days' written notice.

Termination of the Group Contract means that the Group Contractholder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the OPTIONS ON TERMINATION OF COVERAGE section on page 29. The options that are available to you from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.

Under some Group Contracts, Participants may be able to continue insurance coverage even though they are no longer an Eligible Group Member. This is called Portable Coverage. With Portable Coverage, you will start to make premium payments directly to Prudential (or to Prudential Mutual Fund Services, Inc.). We will start to send premium reminders directly to you. We will let you know about this change in the way premiums are paid within 61 days after you are no longer eligible under the Group Contract. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. The notice that we send you will also tell you what the charges and expenses are for Portable Certificates. See also the CHARGES AND EXPENSES section on page 19. Charges and expenses for Portable Certificates may be higher than those you paid while you were still an Eligible Group Member. But the charges and expenses will not be higher than the maximums described in this prospectus. Prudential may require that you keep a specified minimum amount in your Certificate Fund to continue as a Portable Certificate holder.

Under other Group Contracts, Participants will not be able to continue insurance coverage when no longer an Eligible Group Member. Those Participants have the options of Conversion, Paid-up Coverage, and payment of Cash Surrender Value, which are described in the OPTIONS ON TERMINATION OF COVERAGE section below.

OPTIONS ON TERMINATION OF COVERAGE


If you elect to terminate your coverage, you will have the following options:
Paid-up Coverage, and Payment of Cash Surrender Value. These options are described below.

If the Group Contract ends the effect on Participants depends on whether or not the Group Contractholder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

o If the Group Contractholder DOES replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

o If the Group Contractholder DOES NOT replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options listed below. Under some Group Contracts, you may also have the option of continuing your insurance coverage on a Portable basis. Prudential might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. You should read your Certificate to find out what rules and limits apply when you want to continue your insurance on a Portable basis.


CONVERSION. You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health, if your Certificate has been in force for at least 5 years (under some Group Contracts, the requirement may be less than 5 years). To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your Certificate ended because you are no longer an Eligible Group Member, you may not convert more than the Face Amount of your Certificate. If your Certificate ended because the Group Contract ended, the amount you are able to convert may, depending on the state law that applies, be limited to the lesser of:

o    $10,000 or

o the Face Amount of your Certificate MINUS the amount of any group insurance that you become eligible for within 45 days after your Certificate ends.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

PAID-UP COVERAGE. You may elect to use your Certificate's Cash Surrender Value to buy fixed Paid-up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day your Certificate ends. The insurance amount will depend on how much the Cash Surrender Value is and on the age of the Covered Person. But, the amount of Paid-up Coverage cannot be more than your Certificate's Death Benefit right before you buy the Paid-up Coverage.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

PAYMENT OF CASH SURRENDER VALUE. You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

REINSTATEMENT

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance on a Portable basis.

To reinstate your Certificate, you must send the following items to Prudential (or our designee):

o    A written request for reinstatement.

o Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential.

o A premium payment (less any charges that apply) that is at least enough to pay the monthly charges for the grace period and for two more months. See the CHARGES AND EXPENSES section on page 19.

o We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the INCONTESTABILITY section on page 37 and the SUICIDE EXCLUSION section on page 37. When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.

o Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.

Reinstatement of your certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.


TAX TREATMENT OF CERTIFICATE BENEFITS

INTRODUCTION

This summary provides general information on the federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax advisor for complete information and advice.

TREATMENT AS LIFE INSURANCE AND INVESTOR CONTROL

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

o you will not be taxed on the growth of the funds in the Certificate Fund, unless you receive a distribution, and

o the Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available subaccounts of a separate account without causing the Participants (instead of Prudential) to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential will be treated as the owner of the Separate Account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential will be treated as the owner of the underlying assets.

DISTRIBUTIONS

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

CERTIFICATES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

o If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

o Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

MODIFIED ENDOWMENT CONTRACTS

o The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or a rider is added or removed). You should first consult a tax adviser if you are contemplating any of these steps.

o If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans, withdrawals, assignments and dividends which are not reinvested are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to loans, withdrawals, dividends which are not reinvested and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity.

o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Any dividends or Experience Credits applied to reduce premiums due will effectively reduce the premiums paid for purposes of these rules.

TREATMENT AS GROUP TERM LIFE INSURANCE

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as group term life insurance, there may be income tax consequences for you. Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

WITHHOLDING

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person dies.

The earnings of the Separate Account are taxed as part of Prudential's operations. The Separate Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

ERISA CONSIDERATIONS

If the Group Contract is treated as or acquired by an "employee benefit plan," as defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain legal requirements may apply.

DEFINITION OF AN EMPLOYEE BENEFIT PLAN

An "employee benefit plan" includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees-- "pension" plans or "welfare" plans.

A "pension plan" includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term "pension plan" includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a "401(k) plan"), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A "welfare plan" includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

GROUP CONTRACTS AS EMPLOYEE BENEFIT PLANS

Regulations issued by the United States Department of Labor ("Labor") clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered "employee benefit plans" for purposes of ERISA). Among other exceptions, "group" or "group-type insurance programs" offered by an insurer to employees of an employer will not be a "plan" where:

o    no contributions are made by the employer for the coverage;

o    participation in the program is completely voluntary for employees;

o the "sole" function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

o the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an "employee benefit plan" (either a pension or a welfare plan) subject to the requirements of ERISA.

INVESTMENT OF PLAN ASSETS IN A GROUP CONTRACT

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

FIDUCIARY/PROHIBITED TRANSACTION REQUIREMENTS UNDER ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) "parties in interest" (as defined under ERISA) or "disqualified persons" (as defined under tax law) and (2) "fiduciaries" with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

o    the relationship between the agent and the insurer;

o a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the Group Contract; and

o    the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the CHARGES AND EXPENSES section on page 19. Information about sales representatives and commissions may be found in the SALE OF THE CONTRACT AND SALES COMMISSIONS section on page 43.

Execution of a Group Contract by a Group Contractholder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

WHEN PROCEEDS ARE PAID

Prudential will generally pay any Death Benefit, Cash Surrender Value, partial withdrawal or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in good order. There are certain circumstances when we may delay payment of proceeds:

o We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

o We expect to pay proceeds that come from the Fixed Account or from Paid-up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).

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

BENEFICIARY

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

INCONTESTABILITY

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

MISSTATEMENT OF AGE

If the Covered Person's age is stated incorrectly in the Certificate, we will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

SUICIDE EXCLUSION

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt, outstanding charges, and any partial withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

MODES OF SETTLEMENT

The DEATH BENEFITS section describes how your beneficiary may receive the Death Benefit. In addition to the methods described in the DEATH BENEFITS section, Prudential also makes these methods available. They are known as "modes of settlement":

OPTION 1: PAYMENTS FOR A FIXED PERIOD

     The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that your beneficiary will receive. Your beneficiary may withdraw the total present value of payments not yet made at any time.

OPTION 2: PAYMENT IN INSTALLMENTS FOR LIFE

     The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential has made all guaranteed payments, Prudential will pay the present value of the remaining guaranteed payments to a payee your beneficiary designated.

OPTION 3: INTEREST INCOME

     The Death Benefit remains with Prudential and earns interest. This option allows you or your beneficiary to leave the Death Benefit with Prudential and choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time. The interest income may be received monthly, quarterly, semi-annually or annually.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that you or your beneficiary will receive.

OPTION 4: PAYMENTS OF A FIXED AMOUNT

     You or your beneficiary receives a guaranteed specified sum for a limited number of years. This guaranteed specified sum represents a return of the principal (Death Benefit) and interest paid over the selected number of years. The payment may be received monthly, quarterly, semi-annually, or annually.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that you or your beneficiary will receive. Any interest credited will be used to extend the payment period.

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


OPTION 5: CERTIFICATE OF DEPOSIT

     The Death Benefit is used to purchase a certificate of deposit that is issued by The Prudential Bank. Certificates of Deposit (CDs) are investments that allow your beneficiary to choose a variety of short- and long-term deposit options. They are designed to pay interest monthly, quarterly, semi-annually, annually or at maturity. Interest rates are guaranteed for the term of the CD. There is generally a $10,000 minimum amount for this option.

Under each of the above options, each payment must generally be at least $20.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax advisor.

ASSIGNMENT

You may assign your Certificate, including all rights, benefits and privileges that you have. Prudential will honor the assignment only if: (1) you make the assignment in writing; (2) you sign it; and (3) Prudential receives a copy of the assignment at the Prudential office shown in your Certificate. We are not responsible for determining whether the assignment is legal or valid.

Throughout this prospectus, we describe various rights that you have. You may assign those rights to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

APPLICANT OWNER PROVISION

Some Group Contracts have an "applicant owner" provision. An "applicant owner" is a person who may apply for coverage on the life of an Eligible Group Member. And, as with an assignment, if a Participant agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. At any one time, only one person may be an "applicant owner" under a Certificate.

An "applicant owner" must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the applicant owner.

VOTING RIGHTS

The assets that are held in the Separate Account are invested in the Funds. Prudential is the legal owner of those shares. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under the federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If the federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by the federal securities laws. Here's how we will determine the number of Fund shares and votes for which you may give instructions:

o To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

o The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We will give you the proper forms and proxies to give these instructions. We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. We may disregard instructions if: (1) the instructions would require shares to be voted in a way that would cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or (2) the instruction would approve or disapprove an investment advisory contract for a Fund. Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

SUBSTITUTION OF FUND SHARES

If Prudential's management thinks that an available portfolio of the Funds becomes unsuitable for investment by Participants, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes or considerations, the unavailability of shares for investment or other reasons, including our discretion. Before Prudential can substitute shares, the SEC, and possibly one or more state insurance departments, must approve the substitution. We would notify Group Contractholders and Participants if we were to make such a substitution.

ADDITIONAL INSURANCE BENEFITS

One or more of the following additional insurance benefits may be available to you. These benefits may be provided to all Participants under a Group Contract. Or, the Group Contract may require you to pay an additional charge to receive the benefits. Each Group Contract will have different rules about how the additional benefits are made available. You should refer to the Group Contract and your Certificate to find out what additional insurance benefits are available to you.

ACCELERATED DEATH BENEFIT. Under an accelerated death benefit, you can elect to receive an early payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential satisfactory evidence that the Covered Person is terminally ill. You may receive the accelerated payment in a lump sum.

When we pay the Death Benefit under this option, it will be adjusted to reflect its present value. The adjusted Death Benefit will always be less than the Death Benefit, but will generally be greater than the Certificate's Cash Surrender Value. Under some Group Contracts, the accelerated death benefit may be discounted for interest. Prudential may charge a fee of up to $350 when we pay an accelerated death benefit.

We will not pay an accelerated death benefit if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated death benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated death benefit. The amount of future premium payments you can make will also be limited.

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

Adding the Accelerated Death Benefit to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Death Benefit, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated death benefit is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax advisor before you elect to receive this benefit.

ACCIDENTAL DEATH AND DISMEMBERMENT BENEFIT. An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate and the Group Contract to learn the details of any benefit that may be available to you.

EXTENDED DEATH PROTECTION DURING TOTAL DISABILITY. An extended death benefit provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential will extend your insurance coverage if you became totally disabled prior to age
60. We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.

DEPENDENT LIFE BENEFITS. Dependent life benefits provide insurance on the life of a qualified dependent. A qualified dependent may be the Participant's spouse and/or unmarried child.

SEAT BELT COVERAGE. Seat belt coverage provides a death benefit for the loss of life while driving or riding in a motor vehicle while wearing a seat belt. "Motor vehicle" means a private automobile, van, four-wheel drive vehicle, self-propelled motor home and truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Certain exclusions will apply.

REPORTS

At least once each Certificate Year, Prudential will send you a statement that gives you certain information about your insurance. These statements will give you details about the value of your Certificate Fund, about transactions that you made, and specific insurance data about your coverage.

If you make a request, we will also send you a current statement about your insurance. It will give you the same kind of information as the annual statement does. We may limit the number of current statements you may request or may charge you for additional statements. Any such charge will not exceed $20 for an additional report.

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

We will also send to you and to the Group Contractholder, annual and semi-annual reports that list the securities held in each available portfolio of the Funds. The federal securities laws require these reports. Prudential keeps records about the Separate Account according to the federal securities laws.

If you invest in the Series Fund through more than one variable insurance contract, you will receive only one copy of each annual and semi-annual report issued by the Series Fund. But, if you want another copy of a report, you may ask us for one by calling the telephone number listed on the inside cover page of this prospectus.

SALE OF THE CONTRACT AND SALES COMMISSIONS


Prudential Investment Management Services LLC ("PIMS") acts as the principal underwriter of the Group Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker-dealer under the federal securities laws. PIMS is also a member of the National Association of Securities Dealers, Inc. PIMS's principal business address is 751 Broad Street, Newark, New Jersey 07102. PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.


The Group Contracts and Certificates are sold by persons who are registered representatives of PIMS and who are also authorized by state insurance departments. The Group Contracts and Certificates may also be sold through other broker-dealers authorized by PIMS and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than the basis described below.


The maximum commission that Prudential will pay to the representative upon the purchase of the Contract is 15% of the premium payment received over the term of the premium rate guaranteed period. The amount Prudential will pay to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 15% of the premium payment over the term of the premium rate guaranteed period. Prudential may require the representative to return all of the first year commission if the Group Contract is not continued through the first year. Sales representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Group Contract will be eligible for additional bonus compensation from Prudential. Generally, Prudential will pay PIMS a commission of no more than 15% of the premium payment. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payment over the term of the premium rate guaranteed period.


The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in the federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in the federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days' written notice to the other party.

Sales expenses in any year are not equal to the sales charge in that year. Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential's surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge. See the CHARGES AND EXPENSES section on page 19.

RATINGS AND ADVERTISEMENTS

Independent financial rating services--including Moody's, Standard & Poors, Duff & Phelps and A.M. Best Company--rate Prudential. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

SERVICES PERFORMED BY THIRD PARTIES

Throughout this prospectus, we describe how Prudential and the Group Contractholder will perform transactions with you and how you will perform transactions with them. Prudential has the right to ask another party (referred to as a "third party") to perform or receive transactions in its place. The Group Contractholder has the same right. That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential or the Group Contractholder.


In some cases, the third party might be another part of Prudential. (For example, when you make premium payments to Prudential, they could be received by Prudential Mutual Fund Services LLC, an indirect wholly-owned subsidiary of Prudential Financial). In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.


Prudential may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS


The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the financial statements of the Account as of December 31, 2001 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Catherine A. Smith, FSA, MAAA, Director and Actuary of Prudential's Group Insurance, whose opinion is filed as an exhibit to the registration statement.


LITIGATION


We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.


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


As of December 31, 2001 Prudential remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Prudential in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Prudential's financial position.


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                          DEFINITIONS OF SPECIAL TERMS
                             USED IN THIS PROSPECTUS

ATTAINED AGE--Your age as defined by the Group Contract.

BUSINESS DAY--A day on which the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE--The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt, outstanding charges, and any applicable transaction charge.

CERTIFICATE--A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

CERTIFICATE ANNIVERSARY--The same date each year as the Certificate Date.

CERTIFICATE DATE--The effective date of coverage under a Certificate.

CERTIFICATE DEBT--The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

CERTIFICATE FUND--The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

CERTIFICATE YEAR--The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

CONTRACT ANNIVERSARY--The same date each year as the Contract Date.

CONTRACT DATE--The date as of which the Group Contract is issued.

COVERED PERSON--The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.

DEATH BENEFIT--The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

DIVIDEND--A portion of Prudential's divisible surplus attributable to the Group Contract that may be credited to the Group Contract as determined annually by Prudential's Board of Directors.

ELIGIBLE GROUP MEMBERS--The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

EXPERIENCE CREDIT--A refund that Prudential may provide under certain Group Contracts based on favorable experience.

FACE AMOUNT--The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

FIXED ACCOUNT--An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

FUNDS--The Series Fund portfolios and other mutual fund portfolios in which the Separate Account invests. Your investment options include the Funds and the Fixed Account. We describe the Funds in the accompanying supplement.

GROUP CONTRACT--A Group Variable Universal Life insurance contract that Prudential issues to the Group Contractholder. The term Group Contract also includes a participating employer's participation in a multi-employer trust.

GROUP CONTRACTHOLDER--The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of an employer that joins a multiple employer trust, the employer exercises the rights accorded to a Group Contractholder as described throughout this prospectus.

GUIDELINE ANNUAL PREMIUM--A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential will advise you of the guideline annual premium under the Certificate.

ISSUE AGE--The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

LOAN ACCOUNT--An account within Prudential's general account to which we transfer from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

LOAN VALUE--The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

MODIFIED ENDOWMENT CONTRACT--A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a MEC. Regardless of classification as a MEC, cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the TAX TREATMENT OF CERTIFICATE BENEFITS section for a more complete description of the MEC rules.

MONTHLY DEDUCTION DATE--Generally, the Contract Date and the first day of each succeeding month, except that whenever the monthly deduction date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

NET PREMIUM--Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net premiums are the amounts that we allocate to the Separate Account and/or the Fixed Account.

PAID-UP COVERAGE--This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one initial premium payment to begin the coverage and never make any additional payments.

PARTICIPANT--An Eligible Group Member or "applicant owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

PORTABLE--Under some Group Contracts, you may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Portable. Cost of insurance rates and charges may increase under a Portable Certificate since the Covered Person under a portable certificate may no longer be considered to be a member of the Group Contractholder's group for purposes of determining those rates and charges.

SEPARATE ACCOUNT--Prudential Variable Contract Account GI-2, a separate investment account registered as a unit investment trust under the federal securities laws and established by Prudential to receive some or all of the Net Premiums and to invest them in the Funds.


SERIES FUND--The Prudential Series Fund, Inc., a mutual fund with separate portfolios, all of which are available as investment options for the Group Contract.


SUBACCOUNT--A division of the Separate Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

WE--The Prudential Insurance Company of America

YOU--A Participant.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                    DIRECTORS


FRANKLIN E. AGNEW--Director since 1994 (current term expires June, 2002). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Mr. Agnew is also a director of Bausch & Lomb, Inc. Age 68. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires June, 2002 ). Member, Audit Committee; Member, Corporate Governance Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age
66. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires June, 2002). Member, Investment Committee, Member Committee on Business Ethics. President and Chief Executive Officer, Q-Linx Inc. from January 2001 to December 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from 1999 to 2000. Partner, McConnell Valdes, LLP in 1998. Former Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Mr. Casellas is also a director of The Swarthmore Group. Age 49. Address: 1025 Connecticut Avenue, N.W., Suite 1012, Washington, D.C. 20036.

JAMES G. CULLEN--Director since 1994 (current term expires June, 2002). Member, Compensation Committee; Member, Committee on Business Ethics. Retired since 2000. President & Chief Operating Officer, Bell Atlantic Corporation, from 1998 to 2000. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. Mr. Cullen is also a director of Agilient Technologies, Inc., Quantum Bridge Communications and Johnson & Johnson. Age 59. Address: 751 Broad Street, 21 st Floor, Newark, NJ 07102-3777.

CAROLYNE K. DAVIS--Director since 1989 (current term expires June, 2002). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Minimed Incorporated and Science Applications International Corporation. Age 70. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director since 1995 (current term expires June, 2002). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Mr. Gilmour is also a director of Whirlpool Corporation, The Dow Chemical Company, DTE Energy Company, Gilmour Enterprises, Inc., Gilmour Ford, Inc., and Gilmour Properties, LLC. Age 67. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires June, 2002). Chairman, Corporate Governance Committee. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991.

Mr. Gray is also a director of JP Morgan Chase & Co., Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 60. Address: 8260 Willow Oaks Corp. Drive, Fairfax,VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires June, 2002). Member, Investment Committee; Member, Committee on Finance & Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a Director of CDL, Inc., Yankee Entertainment Sports Network, Hampshire Management Company, James
E. Hanson Management Company and Pascack Community Bank. Age 65. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires June, 2002). Member, Compensation Committee. Retired since 2002. Chairman and Chief Executive Officer, Owens Corning from 1992 to 2002. Mr. Hiner is also a Director of Dana Corporation, Owens Corning, and Kohler, Co. Age 67. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires June, 2002). Member, Compensation Committee; Member, Corporate Governance Committee. Guest Scholar, The Brookings Institution since 1993. Commissioner, US Commission on Civil Rights 1993 to 1998. Ms. Horner is also a director of Foster Wheeler Ltd., Ingersoll-Rand Company, Ltd., and Pfizer, Inc. Age 60. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

GAYNOR N. KELLEY--Director since 1997 (current term expires June, 2002). Member, Audit Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Age 70. Address: 751 Broad Street, 21 st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires June, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Chemical Bank Chairman's Professor of Economics, Princeton University, where he has served on the faculty since 1988. Professor Malkiel is also a director of Baker Fentress & Company, The Jeffrey Company, NeuVis, Inc. and Vanguard Group, Inc. Age 69. Address: Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Director since 1994 (current term expires June, 2002). Member, Executive Committee; Member, Committee on Business Ethics; Member, Committee on Finance and Dividends. Chairman, Chief Executive Officer and President of Prudential Financial, Inc. since December, 2000. Chairman of the Board, Chief Executive Officer and President of The Prudential Insurance Company of America since 1994. Age 59. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires June, 2002). Member, Audit Committee. Chairman of the Volkhov International Business Incubator since 1995. Principal, Investment Strategies International from 1994 to 2000. Ms. Schmertz is also a principal of Microleasing, LLC. Age 67. Address:
751 Broad Street, 21 st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires June, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Age 71. Address:
5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires June, 2002). Member, Compensation Committee; Member, Audit Committee. Retired since 1997. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. Age 70. Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires June, 2002). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998 and Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, The Toronto-Dominion Bank, Ontario Power Generation, Inc., Stuart Energy Systems, Inc., Nexen Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 68. Address: 11th Floor TD Tower, Toronto Dominion Centre, Toronto, ON, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires June, 2002). Member, Corporate Governance Committee; Member, Audit Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Apex Microtechnology Corporation. Age 61. Address: 7600 Double Tree Ranch Road, Suite 240, Scottsdale, AZ 95258.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires June, 2002). Chairman, Audit Committee; Member, Executive Committee; Member, Corporate Governance Committee. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Dr. Vagelos is also a director of Regeneron Pharmaceuticals, Inc. and Advanced Medicines, Inc. Age 72. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires June, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Audit Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Partner, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 68. Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires June, 2002). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Corporate Governance Committee. Consultant since 1997. Age 74. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President of The Prudential Insurance Company of America since 1994. Chairman, Chief Executive Officer and President of Prudential Financial, Inc. since December, 2000. Age 59.

VIVIAN BANTA--Executive Vice President, U.S. Consumer Group of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, Individual Financial Services 2000 to 2001; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 51.

MICHELE S. DARLING--Executive Vice President, Corporate Governance, Human Resources and Community Resources of The Prudential Insurance Company of America since 2000 and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 48.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems of The Prudential Insurance Company of America since 1997 and Executive Vice President of Prudential Financial, Inc. since 2001. Age 55.

MARK B. GRIER--Executive Vice President, Financial Management, Government Affairs and Demutualization of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997. Age 49.

JEAN D. HAMILTON--Executive Vice President, Institutional of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, Prudential Institutional 1998 to 2001; President, Diversified Group from 1995 to 1998. Age 55.

RODGER A. LAWSON--Executive Vice President, International Investment and Global Marketing of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, International Investments & Global Marketing Communications from 1998 to 2001; Executive Vice President, Marketing and Planning from 1996 to 1998. Age 55.

JOHN R. STRANGFELD--Executive Vice President, Prudential Investment Management of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001 and Chairman and CEO of Prudential Securities since 2000; Executive Vice President, Global Asset Management 1998 to 2001 and Prudential Securities during 2000; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998. Age 48.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer of The Prudential Insurance Company of America since 1997 and Senior Vice President and Chief Financial Officer of Prudential Financial, Inc. since 2001; Controller, Salomon Brothers from 1995 to 1997. Age 54.

ANTHONY S. PISZEL--Senior Vice President and Comptroller of The Prudential Insurance Company of America since 2000 and Senior Vice President and Comptroller of Prudential Financial, Inc. since 2001; Vice President and Comptroller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998. Age 47.

C. EDWARD CHAPLIN--Senior Vice President and Treasurer of The Prudential Insurance Company of America since 2000 and Senior Vice President and Treasurer of Prudential Financial, Inc. since 2002. Vice President and Treasurer from 1995 to 2000. Age 45.

SUSAN J. BLOUNT--Vice President and Secretary of The Prudential Insurance Company of America since 1995 and Vice President and Secretary of Prudential Financial, Inc. since 2001. Age 44.

                                                       FINANCIAL STATEMENTS OF
                                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                           THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2001


                                                                                     SUBACCOUNTS
                                                        --------------------------------------------------------------------------
                                                                                                                     Neuberger
                                                         Prudential    Prudential                                    Berman AMT
                                                          Money         Flexible      Prudential       Prudential     Limited
                                                          Market         Managed      Stock Index        Equity     Maturity Bond
                                                         Portfolio      Portfolio      Portfolio        Portfolio    Portfolio
                                                        ------------   ------------   ------------   ------------   ------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered funds,
    at net asset value [Note 3] .....................   $  4,021,846   $  1,431,572   $ 10,801,123   $  4,032,997   $    598,346
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ...........         (8,688)        (3,019)       (23,582)        (7,084)        (1,193)
                                                        ------------   ------------   ------------   ------------   ------------
  Net Assets ........................................   $  4,013,158   $  1,428,553   $ 10,777,541   $  4,025,913   $    597,153
                                                        ============   ============   ============   ============   ============

NET ASSETS, representing:
  Equity of participants [Note 9] ...................   $  4,013,158   $  1,428,553   $ 10,777,541   $  4,025,913   $    597,153
                                                        ------------   ------------   ------------   ------------   ------------
                                                        $  4,013,158   $  1,428,553   $ 10,777,541   $  4,025,913   $    597,153
                                                        ============   ============   ============   ============   ============
  Units outstanding .................................        343,564        140,596      1,027,028        393,924         50,753
                                                        ============   ============   ============   ============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A1


                                    SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------
                                Dreyfus                        Templeton
  SVS II                       Variable        Templeton     Developing    Prudential      Prudential
  Scudder         MFS         Investment     International     Markets     Diversified     High Yield     Prudential
High Yield      Research      Funds Small      Securities     Securities      Bond           Bond            Value
Portfolio        Series      Cap Portfolio       Fund            Fund       Portfolio      Portfolio       Portfolio
----------    -----------    -------------   -------------   ------------  -----------    -----------     ----------

$ 789,922     $ 3,747,091     $ 4,636,116     $ 1,287,106     $ 482,420     $  52,161     $ 1,077,915     $  16,508


   (1,697)         (7,091)         (9,219)         (2,715)         (960)         (112)         (2,529)          (29)
---------     -----------     -----------     -----------     ---------     ---------     -----------     ---------
$ 788,225     $ 3,740,000     $ 4,626,897     $ 1,284,391     $ 481,460     $  52,049     $ 1,075,386     $  16,479
=========     ===========     ===========     ===========     =========     =========     ===========     =========

$ 788,225     $ 3,740,000     $ 4,626,897     $ 1,284,391     $ 481,460     $  52,049     $ 1,075,386     $  16,479
---------     -----------     -----------     -----------     ---------     ---------     -----------     ---------
$ 788,225     $ 3,740,000     $ 4,626,897     $ 1,284,391     $ 481,460     $  52,049     $ 1,075,386     $  16,479
=========     ===========     ===========     ===========     =========     =========     ===========     =========
   86,819         384,279         354,974         136,382        49,757         4,529         115,140         1,319
=========     ===========     ===========     ===========     =========     =========     ===========     =========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A2


                                                       FINANCIAL STATEMENTS OF
                                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2001


                                                                                         SUBACCOUNTS
                                                         --------------------------------------------------------------------------
                                                                                          American        American       American
                                                         Prudential       Prudential     Century VP      Century VP     Century VP
                                                          Jennison         Global         Balanced      International      Value
                                                          Portfolio       Portfolio       Portfolio       Portfolio      Portfolio
                                                         -----------     -----------     -----------     -----------    -----------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered funds,
    at net asset value [Note 3] ......................   $ 3,291,992     $   828,034     $   181,943     $    56,592    $ 1,237,341
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ............        (7,133)         (1,918)           (401)           (121)        (2,581)
                                                         -----------     -----------     -----------     -----------    -----------
  Net Assets .........................................   $ 3,284,859     $   826,116     $   181,542     $    56,471    $ 1,234,760
                                                         ===========     ===========     ===========     ===========    ===========

NET ASSETS, representing:
  Equity of participants [Note 9] ....................   $ 3,284,859     $   826,116     $   181,542     $    56,471    $ 1,234,760
                                                         -----------     -----------     -----------     -----------    -----------
                                                         $ 3,284,859     $   826,116     $   181,542     $    56,471    $ 1,234,760
                                                         ===========     ===========     ===========     ===========    ===========
  Units outstanding ..................................       369,618          85,771          18,034           6,313         92,519
                                                         ===========     ===========     ===========     ===========    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A3


                                                   SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------
   Dreyfus
   Variable                       JP Morgan      JP Morgan        JP Morgan                    T. Rowe Price    T. Rowe Price
Investment Funds   JP Morgan  U.S. Disciplined  International      Small            MFS           Mid-Cap        New America
  Disciplined        Bond           Equity      Opportunities     Company         Emerging         Growth          Growth
Stock Portfolio   Portfolio       Portfolio       Portfolio       Portolio      Growth Series     Portfolio       Portfolio
----------------  ---------   ----------------  -------------     ---------     --------------  -------------    -------------
  $  15,784       $ 102,300       $  88,634       $  12,968       $  47,169       $  15,328       $  15,754       $ 680,147

        (33)           (225)           (195)            (33)            (99)            (30)            (31)         (2,319)
  ---------       ---------       ---------       ---------       ---------       ---------       ---------       ---------
  $  15,751       $ 102,075       $  88,439       $  12,935       $  47,070       $  15,298       $  15,723       $ 677,828
  =========       =========       =========       =========       =========       =========       =========       =========


  $  15,751       $ 102,075       $  88,439       $  12,935       $  47,070       $  15,298       $  15,723       $ 677,828
  ---------       ---------       ---------       ---------       ---------       ---------       ---------       ---------
  $  15,751       $ 102,075       $  88,439       $  12,935       $  47,070       $  15,298       $  15,723       $ 677,828
  =========       =========       =========       =========       =========       =========       =========       =========
      1,738           8,844           9,752           1,452           4,140           1,733           1,178          76,998
  =========       =========       =========       =========       =========       =========       =========       =========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                                                 A4


                                                       FINANCIAL STATEMENTS OF
                                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2001


                                                                                       SUBACCOUNTS
                                                       ---------------------------------------------------------------------------
                                                                     Prudential
                                                       Alliance         Small                                           Neuberger
                                                        Premier     Capitilization                    T. Rowe Price     Berman AMT
                                                        Growth          Stock           MFS Bond      Equity Income      Partners
                                                       Portfolio       Portfolio         Series          Portfolio       Portfolio
                                                       ---------      -----------      -----------      -----------      --------

ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered funds,
    at net asset value [Note 3] .....................  $  37,215      $ 1,025,769      $ 1,394,184      $ 1,262,854      $ 97,121
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ...........        (77)          (2,271)          (3,289)          (4,421)         (257)
                                                       ---------      -----------      -----------      -----------      --------
  Net Assets ........................................  $  37,138      $ 1,023,498      $ 1,390,895      $ 1,258,433      $ 96,864
                                                       =========      ===========      ===========      ===========      ========

NET ASSETS, representing:
  Equity of participants [Note 9] ...................  $  37,138      $ 1,023,498      $ 1,390,895      $ 1,258,433      $ 96,864
                                                       ---------      -----------      -----------      -----------      --------
                                                       $  37,138      $ 1,023,498      $ 1,390,895      $ 1,258,433      $ 96,864
                                                       =========      ===========      ===========      ===========      ========
  Units outstanding .................................      4,454           72,046          121,714          113,213         9,890
                                                       =========      ===========      ===========      ===========      ========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A5


                                     SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------
Janus Aspen                                                    Janus Aspen                               Janus Aspen
  Series                                                         Series               Lazard               Series
 Worldwide            MFS Global          Janus Aspen         International         Retirement           Aggressive
  Growth              Government         Series Growth           Growth            Series-Small            Growth
Portfolio               Series             Portfolio            Portfolio          Cap Portfolio          Portfolio
-----------          -----------          -----------          -----------          -----------          -----------
$ 3,888,995          $   537,251          $     4,425          $     4,238          $     2,520          $   185,002

     (8,620)              (1,215)                  (5)                  (5)                  (3)                (308)
-----------          -----------          -----------          -----------          -----------          -----------
$ 3,880,375          $   536,036          $     4,420          $     4,233          $     2,517          $   184,694
===========          ===========          ===========          ===========          ===========          ===========


$ 3,880,375          $   536,036          $     4,420          $     4,233          $     2,517          $   184,694
-----------          -----------          -----------          -----------          -----------          -----------
$ 3,880,375          $   536,036          $     4,420          $     4,233          $     2,517          $   184,694
===========          ===========          ===========          ===========          ===========          ===========
    396,270               48,660                  498                  445                  231               23,761
===========          ===========          ===========          ===========          ===========          ===========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A6


                                                       FINANCIAL STATEMENTS OF
                                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000 and 1999


                                                                                SUBACCOUNTS
                                                 -----------------------------------------------------------------------------
                                                               Prudential                             Prudential
                                                              Money Market                        Flexible Managed
                                                               Portfolio                              Portfolio
                                                 -------------------------------------   -------------------------------------
                                                 01/01/2001    01/01/2000   01/01/1999   01/01/2001   01/01/2000    01/01/1999
                                                      To            To          To          To            To            To
                                                 12/31/2001    12/31/2000   12/31/1999   12/31/2001   12/31/2000    12/31/1999
                                                 ----------    ----------   ----------   ----------   ----------    ----------
INVESTMENT INCOME
  Dividend income ..............................  $ 149,328    $ 208,241    $ 122,400    $  51,645     $  39,813     $      23
                                                  ---------    ---------    ---------    ---------     ---------     ---------

EXPENSES
  Charges to participants for assuming
    mortality risk and expense risk [Notes 4A] .     16,804       15,591       10,947        5,824         4,640         2,784
                                                  ---------    ---------    ---------    ---------     ---------     ---------
NET INVESTMENT INCOME (LOSS) ...................    132,524      192,650      111,453       45,821        35,173        (2,761)
                                                  ---------    ---------    ---------    ---------     ---------     ---------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received .........          0            0            0       18,850        14,395         5,913
  Realized gain (loss) on shares redeemed ......          0            0            0      (28,704)       (7,368)       (4,692)
  Net change in unrealized gain (loss)
    on investments .............................          0            0            0     (103,776)      (54,527)       47,809
                                                  ---------    ---------    ---------    ---------     ---------     ---------
NET GAIN (LOSS) ON INVESTMENTS .................          0            0            0     (113,630)      (47,500)       49,030
                                                  ---------    ---------    ---------    ---------     ---------     ---------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...................................  $ 132,524    $ 192,650    $ 111,453    $ (67,809)    $ (12,327)    $  46,269
                                                  =========    =========    =========    =========     =========     =========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A7


                                                        SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------=------------------------
                 Prudential                                 Prudential                              Neuberger Berman
                Stock Index                                   Equity                              AMT Limited Maturity
                 Portfolio                                   Portfolio                               Bond Portfolio
-----------------------------------------    -----------------------------------------    -----------------------------------------
 01/01/2001     01/01/2000     01/01/1999    01/01/2001     01/01/2000     01/01/1999     01/01/2001     01/01/2000     01/01/1999
     To            To             To            To             To             To             To             To             To
 12/31/2001     12/31/2000    12/31/1999     12/31/2001     12/31/2000     12/31/1999     12/31/2001     12/31/2000     12/31/1999
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


$   110,261    $    89,420    $    69,733    $    24,832    $    34,569    $    21,155    $    25,049    $    19,578    $    10,479
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------




     47,162         45,534         24,698         11,892          7,827          5,217          2,127          1,356            954
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
     63,099         43,886         45,035         12,940         26,742         15,938         22,922         18,222          9,525
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------




    635,431        353,574         84,366        115,460        318,934        169,458              0              0              0
   (317,036)       (28,508)        (2,404)      (160,872)       (82,081)        (9,332)        (1,905)        (6,977)        (2,402)

 (1,680,004)    (1,360,218)       834,821       (168,277)      (173,669)       (40,982)        13,689          7,887         (5,011)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
 (1,361,609)    (1,035,152)       916,783       (213,689)        63,184        119,144         11,784            910         (7,413)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------




$(1,298,510)   $  (991,266)   $   961,818    $  (200,749)   $    89,926    $   135,082    $    34,706    $    19,132    $     2,112
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A8

                                                       FINANCIAL STATEMENTS OF
                                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000 and 1999

                                                                                       SUBACCOUNTS
                                                        ----------------------------------------------------------------------------
                                                                  SVS II Scudder                              MFS
                                                                    High Yield                              Research
                                                                    Portfolio                                Series
                                                        ------------------------------------   -------------------------------------
                                                        01/01/2001   01/01/2000   01/01/1999   01/01/2001   01/01/2000    01/01/1999
                                                            To           To           To           To           To            To
                                                        12/31/2001   12/31/2000   12/31/1999   12/31/2001   12/31/2000    12/31/1999
                                                        ----------   ----------   ----------   ----------   ----------    ----------
INVESTMENT INCOME
  Dividend income ....................................   $  98,873    $  74,945    $  39,514    $     361    $     885    $   2,130
                                                         ---------    ---------    ---------    ---------    ---------    ---------

EXPENSES
  Charges to participants for assuming
    mortality risk and expense risk [Notes 4A] .......       3,273        2,651        2,192       12,870       10,841        5,967
                                                         ---------    ---------    ---------    ---------    ---------    ---------
NET INVESTMENT INCOME (LOSS) .........................      95,600       72,294       37,322      (12,509)      (9,956)      (3,837)
                                                         ---------    ---------    ---------    ---------    ---------    ---------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ...............           0            0            0      347,115      151,981       11,256
  Realized gain (loss) on shares redeemed ............     (49,084)     (24,663)     (18,280)    (171,645)       2,981         (899)
  Net change in unrealized gain (loss)
    on investments ...................................     (34,119)    (106,063)     (12,276)    (726,603)    (304,265)     354,168
                                                         ---------    ---------    ---------    ---------    ---------    ---------
NET GAIN (LOSS) ON INVESTMENTS .......................     (83,203)    (130,726)     (30,556)    (551,133)    (149,303)     364,525
                                                         ---------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .........................................   $  12,397    $ (58,432)   $   6,766    $(563,642)   $(159,259)   $ 360,688
                                                         =========    =========    =========    =========    =========    =========


                                       SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A9

                                                     SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
              Dreyfus Variable                               Templeton                             Templeton Developing
              Investment Funds                             International                            Markets Securities
            Small Cap Portfolio                           Securities Fund                                  Fund
-----------------------------------------    ----------------------------------------     -----------------------------------------
 01/01/2001     01/01/2000     01/01/1999    01/01/2001     01/01/2000     01/01/1999     01/01/2001     01/01/2000     01/01/1999
     To             To             To            To             To             To             To             To             To
 12/31/2001     12/31/2000     12/31/1999    12/31/2001     12/31/2000     12/31/1999     12/31/2001     12/31/2000     12/31/1999
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

$    18,969    $    12,902    $     1,065    $    35,154    $    17,726    $    10,953    $     3,647    $     3,261    $     2,187
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------




     17,974         14,817          8,035          5,404          4,550          2,504          1,938          1,804          1,151
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
        995         (1,915)        (6,970)        29,750         13,176          8,449          1,709          1,457          1,036
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------




    299,016      1,639,847              0        276,477        117,420         40,748              0              0              0
   (515,474)         4,868         (4,526)       (78,797)       (21,629)        (7,657)       (26,667)       (15,343)        (2,270)

     28,435     (1,284,943)       460,563       (428,740)      (126,247)        88,457         (7,112)      (144,082)       114,745
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
   (188,023)       359,772        456,037       (231,060)       (30,456)       121,548        (33,779)      (159,425)       112,475
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------




$  (187,028)   $   357,857    $   449,067    $  (201,310)   $   (17,280)   $   129,997    $   (32,070)   $  (157,968)   $   113,511
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A10

                                                       FINANCIAL STATEMENTS OF
                                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000 and 1999

                                                                                    SUBACCOUNTS
                                                   --------------------------------------------------------------------------------
                                                                 Prudential                                Prudential
                                                             Diversified Bond                           High Yield Bond
                                                                 Portfolio                                 Portfolio
                                                   --------------------------------------    --------------------------------------
                                                   01/01/2001    01/01/2000    02/01/1999*   01/01/2001    01/01/2000    01/01/1999
                                                       To            To            To            To            To            To
                                                   12/31/2001    12/31/2000    12/31/1999    12/31/2001    12/31/2000    12/31/1999
                                                   ----------    ----------    ----------    ----------   ----------     ----------
INVESTMENT INCOME
  Dividend income ...............................   $   2,912     $   2,224     $       0     $ 130,721     $ 118,091     $     667
                                                    ---------     ---------     ---------     ---------     ---------     ---------

EXPENSES
  Charges to participants for assuming
    mortality risk and expense risk [Notes 4A] ..         206           154           118         4,985         4,488         2,592
                                                    ---------     ---------     ---------     ---------     ---------     ---------
NET INVESTMENT INCOME (LOSS) ....................       2,706         2,070          (118)      125,736       113,603        (1,925)
                                                    ---------     ---------     ---------     ---------     ---------     ---------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ..........           0             4            77             0             0             0
  Realized gain (loss) on shares redeemed .......         (59)          (32)         (129)      (41,919)       (3,300)       (1,401)
  Net change in unrealized gain (loss)
    on investments ..............................           3         1,090          (277)      (95,216)     (198,091)          727
                                                    ---------     ---------     ---------     ---------     ---------     ---------
NET GAIN (LOSS) ON INVESTMENTS ..................         (56)        1,062          (329)     (137,135)     (201,391)         (674)
                                                    ---------     ---------     ---------     ---------     ---------     ---------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ....................................   $   2,650     $   3,132     $    (447)    $ (11,399)    $ (87,788)    $  (2,599)
                                                    =========     =========     =========     =========     =========     =========

* Became available

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A11

                                                     SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                 Prudential                                Prudential                                Prudential
                   Value                                    Jennison                                   Global
                 Portfolio                                 Portfolio                                 Portfolio
----------------------------------------     -----------------------------------------     ----------------------------------------
01/01/2001     01/01/2000     02/01/1999*    01/01/2001     01/01/2000      01/01/1999     01/01/2001     01/01/2000     01/01/1999
    To             To             To             To             To              To             To             To             To
12/31/2001     12/31/2000     12/31/1999     12/31/2001     12/31/2000      12/31/1999     12/31/2001     12/31/2000     12/31/1999
----------     ----------     ----------     ----------     -----------     ----------     ----------     ----------     ----------

$      186     $      150     $      103     $    5,701     $     2,625     $    4,328     $    3,167     $    8,084     $    1,207
----------     ----------     ----------     ----------     -----------     ----------     ----------     ----------     ----------



        49             29             17         14,988          19,172          8,749          4,074          5,132          2,346
----------     ----------     ----------     ----------     -----------     ----------     ----------     ----------     ----------
       137            121             86         (9,287)        (16,547)        (4,421)          (907)         2,952         (1,139)
----------     ----------     ----------     ----------     -----------     ----------     ----------     ----------     ----------



     1,186            631            570         32,127         514,991        137,237        205,129         72,902          2,117
      (356)          (211)           (18)      (209,395)        (34,359)          (459)       (83,015)       (23,871)           314

      (974)           609           (410)      (535,508)     (1,259,690)       666,183       (313,180)      (277,064)       288,920
----------     ----------     ----------     ----------     -----------     ----------     ----------     ----------     ----------
      (144)         1,029            142       (712,776)       (779,058)       802,961       (191,066)      (228,033)       291,351
----------     ----------     ----------     ----------     -----------     ----------     ----------     ----------     ----------



$       (7)    $    1,150     $      228     $ (722,063)    $  (795,605)    $  798,540     $ (191,973)    $ (225,081)    $  290,212
==========     ==========     ==========     ==========     ===========     ==========     ==========     ==========     ==========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A12

                                                       FINANCIAL STATEMENTS OF
                                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000 and 1999

                                                                                        SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                                  American Century                       American Century
                                                                     VP Balanced                         VP International
                                                                      Portfolio                              Portfolio
                                                         ------------------------------------   ------------------------------------
                                                         01/01/2001   01/01/2000   01/01/1999   01/01/2001   01/01/2000   01/01/1999
                                                             To           To           To           To           To           To
                                                         12/31/2001   12/31/2000   12/31/1999   12/31/2001   12/31/2000   12/31/1999
                                                         ----------   ----------   ----------   ----------   ----------   ----------
INVESTMENT INCOME
  Dividend income ....................................    $  4,830     $  2,056     $    163     $     41     $     48     $      0
                                                          --------     --------     --------     --------     --------     --------

EXPENSES
  Charges to participants for assuming
    mortality risk and expense risk [Notes 4A] .......         789          467          126          235          203           58
                                                          --------     --------     --------     --------     --------     --------
NET INVESTMENT INCOME (LOSS) .........................       4,041        1,589           37         (194)        (155)         (58)
                                                          --------     --------     --------     --------     --------     --------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ...............       5,733        1,294        1,127        4,561          711            0
  Realized gain (loss) on shares redeemed ............      (6,739)        (709)        (308)      (2,954)        (912)          40
  Net change in unrealized gain (loss)
    on investments ...................................      (9,601)      (6,961)       3,389      (19,506)      (8,457)      12,413
                                                          --------     --------     --------     --------     --------     --------
NET GAIN (LOSS) ON INVESTMENTS .......................     (10,607)      (6,376)       4,208      (17,899)      (8,658)      12,453
                                                          --------     --------     --------     --------     --------     --------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .........................................    $ (6,566)    $ (4,787)    $  4,245     $(18,093)    $ (8,813)    $ 12,395
                                                          ========     ========     ========     ========     ========     ========

* Became available


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A13

                                                  SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------
             American Century                         Dreyfus Variable                           JP Morgan
                 VP Value                             Investment Funds                             Bond
                Portfolio                       Disciplined Stock Portfolio                      Portfolio
--------------------------------------    --------------------------------------   --------------------------------------
01/01/2001     01/01/2000   01/01/1999    01/01/2001   01/01/2000     02/01/1999*  01/01/2001    01/01/2000    01/01/1999
    To             To           To            To           To             To           To            To            To
12/31/2001     12/31/2000   12/31/1999    12/31/2001   12/31/2000     12/31/1999   12/31/2001    12/31/2000    12/31/1999
----------     ----------   ----------    ----------   ----------     ----------   ----------    ----------    ----------

$   2,097      $  1,250      $    102      $     60      $     38      $    133     $  5,913      $  4,515      $    810
---------      --------      --------      --------      --------      --------     --------      --------      --------



    3,471           538           209            69            72            38          420           279           101
---------      --------      --------      --------      --------      --------     --------      --------      --------
   (1,374)          712          (107)           (9)          (34)           95        5,493         4,236           709
---------      --------      --------      --------      --------      --------     --------      --------      --------



        0         3,199           962             0           156             0          885             0            33
   (1,452)       (8,504)         (396)       (1,642)            1             7         (113)         (189)          (16)

   93,288        29,657        (6,954)         (707)       (1,921)        1,409         (561)        2,439          (623)
---------      --------      --------      --------      --------      --------     --------      --------      --------
   91,836        24,352        (6,388)       (2,349)       (1,764)        1,416          211         2,250          (606)
---------      --------      --------      --------      --------      --------     --------      --------      --------



$  90,462      $ 25,064      $ (6,495)     $ (2,358)     $ (1,798)     $  1,511     $  5,704      $  6,486      $    103
=========      ========      ========      ========      ========      ========     ========      ========      ========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A14

                                                       FINANCIAL STATEMENTS OF
                                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000 and 1999

                                                                                      SUBACCOUNTS
                                                    --------------------------------------------------------------------------------
                                                                 JP Morgan                                  JP Morgan
                                                              U.S. Disciplined                     International Opportunities
                                                              Equity Portfolio                              Portfolio
                                                    --------------------------------------    --------------------------------------
                                                    01/01/2001    01/01/2000    01/01/1999    01/01/2001    01/01/2000    01/01/1999
                                                        To            To            To            To            To           To
                                                    12/31/2001    12/31/2000    12/31/1999    12/31/2001    12/31/2000    12/31/1999
                                                    ----------    ----------    ----------    ----------    ----------    ----------
INVESTMENT INCOME
  Dividend income ...............................    $    445      $    333      $  2,738      $    130      $     63      $    642
                                                     --------      --------      --------      --------      --------      --------

EXPENSES
  Charges to participants for assuming
    mortality risk and expense risk [Notes 4A]...         363           224            79            66            84            38
                                                     --------      --------      --------      --------      --------      --------
NET INVESTMENT INCOME (LOSS) ....................          82           109         2,659            64           (21)          604
                                                     --------      --------      --------      --------      --------      --------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ..........           0         1,489            97           388           321             0
  Realized gain (loss) on shares redeemed .......      (2,860)       (1,869)          (92)       (1,771)         (115)           (3)
  Net change in unrealized gain (loss)
    on investments ..............................      (7,848)       (5,162)          634        (1,869)       (3,103)        2,980
                                                     --------      --------      --------      --------      --------      --------
NET GAIN (LOSS) ON INVESTMENTS ..................     (10,708)       (5,542)          639        (3,252)       (2,897)        2,977
                                                     --------      --------      --------      --------      --------      --------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ....................................    $(10,626)     $ (5,433)     $  3,298      $ (3,188)     $ (2,918)     $  3,581
                                                     ========      ========      ========      ========      ========      ========

* Became available

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A15

                                                  SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------
                JP Morgan                                   MFS                                T. Rowe Price
              Small Company                           Emerging Growth                          Mid-Cap Growth
                Portfolio                                  Series                                Portfolio
---------------------------------------    --------------------------------------   --------------------------------------
01/01/2001     01/01/2000    01/01/1999    01/01/2001    01/01/2000    02/01/1999*  01/01/2001   01/01/2000     02/01/1999*
    To             To            To            To            To            To           To           To             To
12/31/2001     12/31/2000    12/31/1999    12/31/2001    12/31/2000    12/31/1999   12/31/2001   12/31/2000     12/31/1999
----------     ----------    ----------    ----------    ----------    ----------   ----------   ----------     ----------

$      17      $     59      $      8      $  1,120      $      0      $      0      $      0      $      0      $     86
---------      --------      --------      --------      --------      --------      --------      --------      --------



      185           173            62            68            88            38            62            48            22
---------      --------      --------      --------      --------      --------      --------      --------      --------
     (168)         (114)          (54)        1,052           (88)          (38)          (62)          (48)           64
---------      --------      --------      --------      --------      --------      --------      --------      --------



        0         1,082           706             0         1,033             0             0           239             0
   (1,555)       (1,237)          (32)       (4,668)         (203)           (2)         (368)          (14)           33

   (1,318)       (5,313)        9,533        (3,148)       (5,723)        7,153           460           356         1,480
---------      --------      --------      --------      --------      --------      --------      --------      --------
   (2,873)       (5,468)       10,207        (7,816)       (4,893)        7,151            92           581         1,513
---------      --------      --------      --------      --------      --------      --------      --------      --------



$  (3,041)     $ (5,582)     $ 10,153      $ (6,764)     $ (4,981)     $  7,113      $     30      $    533      $  1,577
=========      ========      ========      ========      ========      ========      ========      ========      ========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A16

                                                       FINANCIAL STATEMENTS OF
                                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000 and 1999

                                                                                       SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                                   T. Rowe Price                            Alliance
                                                                    New America                          Premier Growth
                                                                  Growth Portfolio                          Portfolio
                                                       -------------------------------------   ------------------------------------
                                                       01/01/2001    01/01/2000   02/01/1999*  01/01/2001   01/01/2000   02/01/1999*
                                                           To            To           To           To           To           To
                                                       12/31/2001    12/31/2000   12/31/1999   12/31/2001   12/31/2000   12/31/1999
                                                       ----------    ----------   ----------   ----------   ----------   ----------
INVESTMENT INCOME
  Dividend income ...................................   $  11,485    $       0    $ 106,503    $   2,078    $       0    $     328
                                                        ---------    ---------    ---------    ---------    ---------    ---------

EXPENSES
  Charges to participants for assuming
    mortality risk and expense risk [Notes 4A] ......       6,322        8,201        4,374          164          178          100
                                                        ---------    ---------    ---------    ---------    ---------    ---------
NET INVESTMENT INCOME (LOSS) ........................       5,163       (8,201)     102,129        1,914         (178)         228
                                                        ---------    ---------    ---------    ---------    ---------    ---------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............           0      198,557            0            0        1,988            0
  Realized gain (loss) on shares redeemed ...........    (528,963)     (11,776)      (3,716)      (5,043)        (416)         (64)
  Net change in unrealized gain (loss)
    on investments ..................................     230,086     (396,005)      22,549       (3,733)      (9,536)       5,929
                                                        ---------    ---------    ---------    ---------    ---------    ---------
NET GAIN (LOSS) ON INVESTMENTS ......................    (298,877)    (209,224)      18,833       (8,776)      (7,964)       5,865
                                                        ---------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
    OPERATIONS ......................................   $(293,714)   $(217,425)   $ 120,962    $  (6,862)   $  (8,142)   $   6,093
                                                        =========    =========    =========    =========    =========    =========

* Became available


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                A17

                                                     SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------------
             Prudential Small                                 MFS                                     T. Rowe Price
           Capitalization Stock                               Bond                                    Equity Income
                Portfolio                                    Series                                     Portfolio
----------------------------------------    ----------------------------------------     ----------------------------------------
01/01/2001     01/01/2000     04/05/1999*   01/01/2001     01/01/2000     04/05/1999*    01/01/2001     01/01/2000     04/05/1999*
    To             To             To            To             To             To             To             To             To
12/31/2001     12/31/2000     12/31/1999    12/31/2001     12/31/2000     12/31/1999     12/31/2001     12/31/2000     12/31/1999
----------     ----------     ----------    ----------     ----------     ----------     ----------     ----------     ----------

$   5,074      $   4,490      $       0      $  89,534      $  58,468      $   9,649      $  31,015      $  50,050      $ 134,254
---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------



    4,499          4,019          1,953          6,375          5,290          2,860         10,793         11,266          7,077
---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------
      575            471         (1,953)        83,159         53,178          6,789         20,222         38,784        127,177
---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------



  131,937         47,381          3,586              0              0            726         37,030        153,583              0
  (16,932)        (1,309)         2,963         (2,212)        (5,146)        (3,033)      (153,958)       (44,104)        (6,037)

  (71,280)        56,446         92,694         30,399         52,354        (29,354)       111,312        162,974       (264,540)
---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------
   43,725        102,518         99,243         28,187         47,208        (31,661)        (5,616)       272,453       (270,577)
---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------



$  44,300      $ 102,989      $  97,290      $ 111,346      $ 100,386      $ (24,872)     $  14,606      $ 311,237      $(143,400)
=========      =========      =========      =========      =========      =========      =========      =========      =========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A18

                                                       FINANCIAL STATEMENTS OF
                                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000 and 1999

                                                                                    SUBACCOUNTS
                                                   --------------------------------------------------------------------------------
                                                            Neuberger Berman                          Janus Aspen Series
                                                              AMT Partners                             Worldwide Growth
                                                                Portfolio                                 Portfolio
                                                   -------------------------------------    ---------------------------------------
                                                   01/01/2001   01/01/2000    04/05/1999*   01/01/2001    01/01/2000     04/05/1999*
                                                       To           To            To           To             To             To
                                                   12/31/2001   12/31/2000    12/31/1999    12/31/2001    12/31/2000     12/31/1999
                                                   ----------   ----------    ----------    ----------    ----------     ----------
INVESTMENT INCOME
  Dividend income ...............................  $   3,551    $    6,091    $       0    $    20,121    $   403,653    $    4,625
                                                   ---------    ----------    ---------    -----------    -----------    ----------

EXPENSES
  Charges to participants for assuming
    mortality risk and expense risk [Notes 4A] ..      1,900         3,662        1,982         18,355         23,071         8,369
                                                   ---------    ----------    ---------    -----------    -----------    ----------
NET INVESTMENT INCOME (LOSS)  ...................      1,651         2,429       (1,982)         1,766        380,582        (3,744)
                                                   ---------    ----------    ---------    -----------    -----------    ----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ..........     33,739       129,533            0              0              0             0
  Realized gain (loss) on shares redeemed .......   (166,173)      (14,402)        (259)      (181,602)       (52,914)        2,931
  Net change in unrealized gain (loss)
    on investments ..............................    126,798      (114,586)     (10,787)      (938,602)    (1,220,435)    1,337,701
                                                   ---------    ----------    ---------    -----------    -----------    ----------
NET GAIN (LOSS) ON INVESTMENTS ..................     (5,636)          545      (11,046)    (1,120,204)    (1,273,349)    1,340,632
                                                   ---------    ----------    ---------    -----------    -----------    ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ....................................  $  (3,985)   $    2,974    $ (13,028)   $(1,118,438)   $  (892,767)   $1,336,888
                                                   =========    ==========    =========    ===========    ===========    ==========

* Became available


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A19

                                              SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------
                                                                      Janus Aspen         Lazard          Janus Aspen
                                                    Janus Aspen         Series           Retirement          Series
                 MFS Global                           Series         International        Series-          Aggressive
                 Government                           Growth            Growth           Small Cap           Growth
                   Series                            Portfolio         Portfolio         Portfolio         Portfolio
---------------------------------------------        ----------        ----------        ----------        ----------
01/01/2001       01/01/2000        04/05/1999*       07/12/2001*       07/12/2001*       07/12/2001*       05/01/2001*
    To               To                To                To                To                To                To
12/31/2001       12/31/2000        12/31/1999        12/31/2001        12/31/2001        12/31/2001        12/31/2001
----------       ----------        ----------        ----------        ----------        ----------        ----------

 $ 19,221         $ 20,538          $      0          $      1          $     18          $      2          $      0
 --------         --------          --------          --------          --------          --------          --------



    2,345            1,980               658                 5                 5                 3               315
 --------         --------          --------          --------          --------          --------          --------
   16,876           18,558              (658)               (4)               13                (1)             (315)
 --------         --------          --------          --------          --------          --------          --------



        0                0                 0                 0                 0               119                 0
     (363)          (1,995)              764               (78)              (29)               (6)             (619)

    5,037            3,166             3,862                78               144               115           (16,594)
 --------         --------          --------          --------          --------          --------          --------
    4,674            1,171             4,626                 0               115               228           (17,213)
 --------         --------          --------          --------          --------          --------          --------



 $ 21,550         $ 19,729          $  3,968          $     (4)         $    128          $    227          $(17,528)
 ========         ========          ========          ========          ========          ========          ========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A20

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000 and 1999

                                                                              SUBACCOUNTS
                                           --------------------------------------------------------------------------------------
                                                           Prudential                                   Prudential
                                                          Money Market                               Flexible Managed
                                                           Portfolio                                      Portfolio
                                           -----------------------------------------    -----------------------------------------
                                            01/01/2001     01/01/2000     01/01/1999    01/01/2001    01/01/2000       01/01/1999
                                                To             To            To             To             To              To
                                            12/31/2001     12/31/2000     12/31/1999    12/31/2001     12/31/2000      12/31/1999
                                           -----------    -----------    -----------    -----------    -----------    -----------
OPERATIONS
  Net Investment income (loss) .........   $   132,524    $   192,650    $   111,453    $    45,821    $    35,173    $    (2,761)
  Capital gains distributions received .             0              0              0         18,850         14,395          5,913
  Realized gain (loss) on shares
   redeemed ............................             0              0              0        (28,704)        (7,368)        (4,692)
  Net change in unrealized gain (loss)
   on investments ......................             0              0             (0)      (103,776)       (54,527)        47,809
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...........................       132,524        192,650        111,453        (67,809)       (12,327)        46,269
                                           -----------    -----------    -----------    -----------    -----------    -----------

CONTRACT OWNER TRANSACTIONS
  Participant Net Payments .............     1,116,615        295,902        729,972        303,084        159,771        211,737
  Policy Loans .........................      (162,523)       (25,497)        (9,749)        (2,492)          (704)          (386)
  Policy Loan Repayments and Interest ..           425          3,685              0             83            126             81
  Surrenders, Withdrawals, and Death
   Benefits ............................      (176,711)      (537,824)       (44,463)         8,032        (58,706)        (3,522)
  Net Transfers From (To) Other
   Subaccounts or Fixed Rate Option ....      (122,554)      (744,259)     3,022,272         47,342        224,805        155,982
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  CONTRACT OWNER
  TRANSACTIONS .........................       655,252     (1,007,993)     3,698,032        356,049        325,292        363,892
                                           -----------    -----------    -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ...........................       787,776       (815,343)     3,809,485        288,240        312,965        410,161

NET ASSETS
  Beginning of period ..................     3,225,382      4,040,725        231,240      1,140,313        827,348        417,187
                                           -----------    -----------    -----------    -----------    -----------    -----------
  End of period ........................   $ 4,013,158    $ 3,225,382    $ 4,040,725    $ 1,428,553    $ 1,140,313    $   827,348
                                           ===========    ===========    ===========    ===========    ===========    ===========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                       A21

                                                         SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------------
                   Prudential                              Prudential                        Neuberger Berman
                  Stock Index                                Equity                        AMT Limited Maturity
                   Portfolio                                Portfolio                          Bond Portfolio
-------------------------------------------    --------------------------------------  ----------------------------------
 01/01/2001       01/01/2000     01/01/1999    01/01/2001   01/01/2000    01/01/1999   01/01/2001  01/01/2000  01/01/1999
     To               To             To           To            To            To           To         To          To
 12/31/2001       12/31/2000     12/31/1999    12/31/2001   12/31/2000    12/31/1999   12/31/2001  12/31/2000  12/31/1999
------------    ------------    -----------    ----------    ----------    ----------  ----------  ----------  ----------
$     63,099    $     43,886    $   45,035    $   12,940    $   26,742    $   15,938    $ 22,922    $ 18,222    $  9,525
     635,431         353,574        84,366       115,460       318,934       169,458           0           0           0

    (317,036)        (28,508)       (2,404)     (160,873)      (82,081)       (9,332)     (1,905)     (6,977)     (2,402)

  (1,680,004)     (1,360,218)      834,821      (168,277)     (173,669)      (40,982)     13,689       7,887      (5,011)
------------    ------------    ----------    ----------    ----------    ----------    --------    --------    --------

  (1,298,510)       (991,266)      961,818      (200,749)       89,926       135,082      34,706      19,132       2,112
------------    ------------    ----------    ----------    ----------    ----------    --------    --------    --------

   2,118,588       1,009,837     1,979,979       457,956       275,899       417,174      91,418      49,822      64,994
     (43,535)        (82,199)      (16,642)      (22,499)      (19,895)       (6,694)     (1,199)       (939)          0
       1,412           6,451         1,026            10            21            15          23           0       1,861

    (336,137)       (308,507)     (135,751)      (39,455)      (78,705)       (6,073)     37,066     (57,457)     (1,199)

     260,021       1,104,350     5,144,210     1,820,072       191,737       201,551     109,712      68,371      19,096
------------    ------------    ----------    ----------    ----------    ----------    --------    --------    --------

   2,000,349       1,729,932     6,972,822     2,216,084       369,057       605,973     237,020      59,797      84,752
------------    ------------    ----------    ----------    ----------    ----------    --------    --------    --------

     701,839         738,666     7,934,640     2,015,335       458,983       741,055     271,726      78,929      86,864

  10,075,702       9,337,036     1,402,396     2,010,577     1,551,594       810,539     325,427     246,498     159,634
------------    ------------    ----------    ----------    ----------    ----------    --------    --------    --------
$ 10,777,541    $ 10,075,702    $9,337,036    $4,025,913    $2,010,577    $1,551,594    $597,153    $325,427    $246,498
============    ============    ==========    ==========    ==========    ==========    ========    ========    ========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                       A22

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000 and 1999

                                                                               SUBACCOUNTS
                                            -------------------------------------------------------------------------------------
                                                         SVS II Scudder                                   MFS
                                                          High Yield                                   Research
                                                          Portfolio                                      Series
                                            ----------------------------------------    -----------------------------------------
                                            01/01/2001    01/01/2000      01/01/1999    01/01/2001     01/01/2000      01/01/1999
                                                 To            To            To            To              To              To
                                            12/31/2001    12/31/2000      12/31/1999    12/31/2001     12/31/2000      12/31/1999
                                           -----------    -----------    -----------    -----------    -----------    -----------
OPERATIONS
  Net Investment income (loss) .........   $    95,600    $    72,294    $    37,322    $   (12,509)   $    (9,956)   $    (3,837)
  Capital gains distributions received .             0              0              0        347,115        151,981         11,256
  Realized gain (loss) on shares
   redeemed ............................       (49,084)       (24,663)       (18,280)      (171,645)         2,981           (899)
  Net change in unrealized gain (loss)
   on investments ......................       (34,119)      (106,063)       (12,276)      (726,603)      (304,265)       354,168
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...........................        12,397        (58,432)         6,766       (563,642)      (159,259)       360,688
                                           -----------    -----------    -----------    -----------    -----------    -----------

CONTRACT OWNER TRANSACTIONS
  Participant Net Payments .............       186,489         95,176        173,227        758,891        373,062        438,073
  Policy Loans .........................        (1,111)          (283)        (1,521)       (23,157)       (18,901)        (8,294)
  Policy Loan Repayments and Interest ..            26              0              0            232             57            953
  Surrenders, Withdrawals, and Death
   Benefits ............................       (28,757)       (17,492)      (121,301)       (71,727)       (76,710)       (48,648)
  Net Transfers From (To) Other
   Subaccounts or Fixed Rate Option ....         8,360         74,121        104,866      1,150,535        338,128        399,484
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ...................       165,007        151,522        155,271      1,814,774        615,636        781,568
                                           -----------    -----------    -----------    -----------    -----------    -----------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ...........................       177,404         93,090        162,037      1,251,132        456,377      1,142,256

NET ASSETS
  Beginning of period ..................       610,821        517,731        355,694      2,488,868      2,032,491        890,235
                                           -----------    -----------    -----------    -----------    -----------    -----------
  End of period ........................   $   788,225    $   610,821    $   517,731    $ 3,740,000    $ 2,488,868    $ 2,032,491
                                           ===========    ===========    ===========    ===========    ===========    ===========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                      A23


                                                     SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------
               Dreyfus Variable                              Templeton                            Templeton Developing
              Investment Funds                             International                            Markets Securities
            Small Cap Portfolio                           Securities Fund                                  Fund
------------------------------------------    ----------------------------------------    -----------------------------------------
  01/01/2001    01/01/2000     01/01/1999     01/01/2001     01/01/2000     01/01/1999    01/01/2001     01/01/2000     01/01/1999
      To            To             To             To             To             To            To             To           To
  12/31/2001    12/31/2000     12/31/1999     12/31/2001     12/31/2000     12/31/1999    12/31/2001     12/31/2000     12/31/1999
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$       995    $    (1,915)   $    (6,970)   $    29,750    $    13,176    $     8,449    $     1,709    $     1,457    $     1,036
    299,016      1,639,847              0        276,477        117,420         40,748              0              0              0

   (515,474)         4,868         (4,526)       (78,797)       (21,629)        (7,657)       (26,667)       (15,343)        (2,270)

     28,435     (1,284,943)       460,563       (428,740)      (126,247)        88,457         (7,112)      (144,082)       114,745
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

   (187,028)       357,857        449,067       (201,310)       (17,280)       129,997        (32,070)      (157,968)       113,511
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

    858,785        344,710        589,654        292,892        152,928        221,240        120,120         63,389         98,906
    (14,952)        (8,720)        (8,178)       (12,078)        (1,241)        (2,054)        (2,266)          (221)        (1,052)
        123             70            953             17            162             16              6            202            331

   (104,291)       (88,435)       (56,888)        (9,325)       (27,496)       (24,939)        (7,371)       (19,023)       (25,545)

    341,310        529,806        318,646         53,546        236,412        105,806          1,805        106,010         56,160
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

  1,080,975        777,431        844,187        325,052        360,765        300,069        112,294        150,357        128,800
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

    893,947      1,135,288      1,293,254        123,742        343,485        430,066         80,224         (7,611)       242,311

  3,732,950      2,597,662      1,304,408      1,160,649        817,164        387,098        401,236        408,847        166,536
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$ 4,626,897    $ 3,732,950    $ 2,597,662    $ 1,284,391    $ 1,160,649    $   817,164    $   481,460    $   401,236    $   408,847
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                      A24

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000 and 1999

                                                                                SUBACCOUNTS
                                             -------------------------------------------------------------------------------------
                                                            Prudential                                 Prudential
                                                         Diversified Bond                         High Yield Bond
                                                            Portfolio                                  Portfolio
                                             --------------------------------------     ------------------------------------------
                                             01/01/2001    01/01/2000    02/01/1999*    01/01/2001       01/01/2000    01/01/1999
                                                To             To            To             To              To             To
                                             12/31/2001    12/31/2000    12/31/1999     12/31/2001       12/31/2000    12/31/1999
                                             ----------    ----------    ----------     ----------       ----------    -----------
OPERATIONS
  Net Investment income (loss) .........      $ 2,706      $  2,070       $  (118)      $  125,736       $  113,603    $   (1,925)
  Capital gains distributions received .            0             4            77                0                0             0
  Realized gain (loss) on shares
   redeemed ............................          (59)          (32)         (129)         (41,919)          (3,300)       (1,401)
  Net change in unrealized gain (loss)
   on investments ......................            3         1,090          (277)         (95,216)        (198,091)          727
                                             --------      --------      --------       ----------       ----------    ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...........................        2,650         3,132          (447)         (11,399)         (87,788)       (2,599)
                                             --------      --------      --------       ----------       ----------    ----------

CONTRACT OWNER TRANSACTIONS
  Participant Net Payments .............       10,501         7,759         7,942          119,949           95,499       250,352
  Policy Loans .........................          (26)            0             0          (19,398)               0             0
  Policy Loan Repayments and Interest ..            0             0             0                0                0             0
  Surrenders, Withdrawals, and Death
   Benefits ............................       (2,051)       (1,291)       (4,100)         (11,845)          (5,024)         (101)
  Net Transfers From (To) Other
   Subaccounts or Fixed Rate Option ....           10             0        27,970           (5,636)          (1,951)      755,327
                                             --------      --------      --------       ----------       ----------    ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ...................        8,434         6,468        31,812           83,070           88,524     1,005,578
                                             --------      --------      --------       ----------       ----------    ----------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ...........................       11,084         9,600        31,365           71,671              736     1,002,979

NET ASSETS
  Beginning of period ..................       40,965        31,365             0        1,003,715        1,002,979             0
                                             --------      --------      --------       ----------       ----------    ----------
  End of period ........................     $ 52,049      $ 40,965       $31,365       $1,075,386       $1,003,715    $1,002,979
                                             ========      ========       =======       ==========       ==========    ==========

* Became available (Note 1)


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                       A25


                                                      SUBACCOUNTS (Continued)
 ---------------------------------------------------------------------------------------------------------------------------------
                 Prudential                                  Prudential                                 Prudential
                   Value                                     Jennison                                     Global
                 Portfolio                                   Portfolio                                   Portfolio
 ----------------------------------------     ----------------------------------------    ----------------------------------------
 01/01/2001     01/01/2000     02/01/1999*    01/01/2001     01/01/2000     01/01/1999    01/01/2001     01/01/2000     01/01/1999
     To             To            To              To             To             To            To             To            To
 12/31/2001     12/31/2000     12/31/1999     12/31/2001     12/31/2000     12/31/1999    12/31/2001     12/31/2000     12/31/1999
 ----------     ----------     ----------     ----------     ----------     ----------    ----------     ----------     ----------
$       137    $       121    $        86    $    (9,287)   $   (16,547)   $    (4,421)   $      (907)   $     2,952    $    (1,139)
      1,186            631            570         32,127        514,991        137,237        205,129         72,902          2,117

       (356)          (211)           (18)      (209,395)       (34,359)          (459)       (83,015)       (23,871)           314

       (974)           609           (410)      (535,508)     1,259,690        666,183       (313,180)      (277,064)       288,920
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

         (7)         1,150            228       (722,063)      (795,605)       798,540       (191,973)      (225,081)       290,212
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

      7,532          2,869          3,686        545,060        253,585        890,625        125,987        115,390        264,610
          0              0              0         12,027           (450)       (10,416)        (4,059)           (89)        (3,608)
          0              0              0              0              0              0              0              0              0

       (201)          (682)           (56)       (74,009)      (191,240)       (53,253)       (20,849)       (68,721)       (11,332)

         10              0          1,950        (58,937)       181,214      2,509,781        (47,858)       (42,391)       645,878
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

      7,341          2,187          5,580        424,141        243,109      3,336,737         53,221          4,189        895,548
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

      7,334          3,337          5,808       (297,922)      (552,496)     4,135,277       (138,752)      (220,892)     1,185,760

      9,145          5,808              0      3,582,781      4,135,277              0        964,868      1,185,760              0
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$    16,479    $     9,145    $     5,808    $ 3,284,859    $ 3,582,781    $ 4,135,277    $   826,116    $   964,868    $ 1,185,760
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                      A26

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000 and 1999

                                                                                   SUBACCOUNTS
                                                  ---------------------------------------------------------------------------------
                                                            American Century                          American Century
                                                              VP Balanced                            VP International
                                                               Portfolio                                 Portfolio
                                                  ---------------------------------------  ----------------------------------------
                                                  01/01/2001   01/01/2000     02/01/1999*  01/01/2001     01/01/2000    01/01/1999
                                                     To           To             To           To             To             To
                                                  12/31/2001   12/31/2000     12/31/1999   12/31/2001     12/31/2000    12/31/1999
                                                  ----------   ----------     ----------   ----------     ----------    -----------
OPERATIONS
  Net Investment income (loss) ...............    $   4,041     $   1,589     $      37     $    (194)    $    (155)    $     (58)
  Capital gains distributions received .......        5,733         1,294         1,127         4,561           711             0
  Realized gain (loss) on shares
   redeemed ..................................       (6,739)         (709)         (308)       (2,954)         (912)           40
  Net change in unrealized gain (loss)
   on investments ............................       (9,601)       (6,961)        3,389       (19,506)       (8,457)       12,413
                                                  ---------     ---------     ---------     ---------     ---------     ---------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .................................       (6,566)       (4,787)        4,245       (18,093)       (8,813)       12,395
                                                  ---------     ---------     ---------     ---------     ---------     ---------

CONTRACT OWNER TRANSACTIONS
  Participant Net Payments ...................       84,840        80,491        64,223        24,414        26,154        25,767
  Policy Loans ...............................            0             0             0             0             0             0
  Policy Loan Repayments and Interest ........            0             0             0             0             0             0
  Surrenders, Withdrawals, and Death
   Benefits ..................................      (39,159)       (2,311)            0        (3,809)       (1,565)         (715)
  Net Transfers From (To) Other
   Subaccounts or Fixed Rate Option ..........          533            33             0           665            21            50
                                                  ---------     ---------     ---------     ---------     ---------     ---------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........................       46,214        78,213        64,223        21,270        24,610        25,102
                                                  ---------     ---------     ---------     ---------     ---------     ---------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS .................................       39,648        73,426        68,468         3,177        15,797        37,497

NET ASSETS
  Beginning of period ........................      141,894        68,468             0        53,294        37,497             0
                                                  ---------     ---------     ---------     ---------     ---------     ---------
  End of period ..............................    $ 181,542     $ 141,894     $  68,468     $  56,471     $  53,294     $  37,497
                                                  =========     =========     =========     =========     =========     =========

* Became available (Note 1)


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                      A27

                                                        SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------
               American Century                             Dreyfus Variable                             JP Morgan
                   VP Value                                Investment Funds                                Bond
                  Portfolio                           Disciplined Stock Portfolio                        Portfolio
-------------------------------------------   -----------------------------------------   ------------------------------------------
  01/01/2001     01/01/2000     02/01/1999*   01/01/2001     01/01/2000      02/01/1999*  01/01/2001     01/01/2000    01/01/1999
      To             To            To             To             To              To           To             To             To
  12/31/2001     12/31/2000     12/31/1999    12/31/2001     12/31/2000      12/31/1999   12/31/2001     12/31/2000    12/31/1999
------------    -----------    -----------    -----------    -----------    -----------   -----------    -----------    -----------
$     (1,374)   $       712    $      (107)   $        (9)   $       (34)   $        95   $     5,493    $     4,236    $       709
           0          3,199            962              0            156              0           885              0             33

      (1,452)        (8,504)          (396)        (1,642)             1              7          (113)          (189)           (16)

      93,288         29,657         (6,954)          (707)        (1,921)         1,409          (561)         2,439           (623)
------------    -----------    -----------    -----------    -----------    -----------   -----------    -----------    -----------

      90,462         25,064         (6,495)        (2,358)        (1,798)         1,511         5,704          6,486            103
------------    -----------    -----------    -----------    -----------    -----------   -----------    -----------    -----------

      90,373         71,040        103,008          2,882          7,210         10,386        25,942         32,463         47,480
         (97)             0              0            (37)             0              0             0              0              0
           0              0              0              0              0              0             0              0              0

     (18,816)        (6,867)        (1,343)        (2,536)        (1,791)             0        (9,842)        (6,158)           (14)

     896,791         (6,923)        (1,437)             0              1          2,281             0            (68)           (21)
------------    -----------    -----------    -----------    -----------    -----------   -----------    -----------    -----------

     968,251         57,250        100,228            309          5,420         12,667        16,100         26,237         47,445
------------    -----------    -----------    -----------    -----------    -----------   -----------    -----------    -----------

   1,058,713         82,314         93,733         (2,049)         3,622         14,178        21,804         32,723         47,548

     176,047         93,733              0         17,800         14,178              0        80,271         47,548              0
------------    -----------    -----------    -----------    -----------    -----------   -----------    -----------    -----------
$  1,234,760    $   176,047    $    93,733    $    15,751    $    17,800    $    14,178   $   102,075    $    80,271    $    47,548
============    ===========    ===========    ===========    ===========    ===========   ===========    ===========    ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                      A28

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000 and 1999

                                                                                      SUBACCOUNTS
                                                       ----------------------------------------------------------------------------
                                                                    JP Morgan                            JP Morgan
                                                                 U.S. Disciplined                International Opportunities
                                                                 Equity Portfolio                         Portfolio
                                                       ------------------------------------   -------------------------------------
                                                       01/01/2001   01/01/2000   01/01/1999   01/01/2001   01/01/2000    01/01/1999
                                                           To            To          To           To            To          To
                                                       12/31/2001   12/31/2000   12/31/1999   12/31/2001   12/31/2000    12/31/1999
                                                       ----------   ----------   ----------   ----------   ----------    ----------
OPERATIONS
  Net Investment income (loss) .....................    $     82     $    109     $  2,659     $     64     $    (21)      $    604
  Capital gains distributions received .............           0        1,489           97          388          321              0
  Realized gain (loss) on shares
   redeemed ........................................      (2,860)      (1,869)         (92)      (1,771)        (115)            (3)
  Net change in unrealized gain (loss)
   on investments ..................................      (7,848)      (5,162)         634       (1,869)      (3,103)         2,980
                                                        --------     --------     --------     --------     --------       --------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .......................................     (10,626)      (5,433)       3,298       (3,188)      (2,918)         3,581
                                                        --------     --------     --------     --------     --------       --------
CONTRACT OWNER TRANSACTIONS
  Participant Net Payments .........................      59,522       38,506       39,867        6,310        7,022         16,482
  Policy Loans .....................................           0            0            0            0            0              0
  Policy Loan Repayments and Interest ..............           0            0            0            0            0              0
  Surrenders, Withdrawals, and Death
   Benefits ........................................     (10,739)     (25,767)        (709)      (4,344)     (11,824)          (511)
  Net Transfers From (To) Other
   Subaccounts or Fixed Rate Option ................        (534)         836          218         (665)       3,001            (11)
                                                        --------     --------     --------     --------     --------       --------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ...............................      48,249       13,575       39,376        1,301       (1,801)        15,960
                                                        --------     --------     --------     --------     --------       --------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS .......................................      37,623        8,142       42,674       (1,887)      (4,719)        19,541

NET ASSETS
  Beginning of period ..............................      50,816       42,674            0       14,822       19,541              0
                                                        --------     --------     --------     --------     --------       --------
  End of period ....................................    $ 88,439     $ 50,816     $ 42,674     $ 12,935     $ 14,822       $ 19,541
                                                        ========     ========     ========     ========     ========       ========


* Became available


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                       A29


                                                  SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------------
                 JP Morgan                                  MFS                                 T. Rowe Price
               Small Company                          Emerging Growth                           Mid-Cap Growth
                 Portfolio                                Series                                  Portfolio
----------------------------------------   --------------------------------------    ---------------------------------------
 01/01/2001    01/01/2000     01/01/1999   01/01/2001    01/01/2000     02/01/1999*  01/01/2001   01/01/2000     02/01/1999*
     To            To             To           To            To             To           To          To             To
 12/31/2001    12/31/2000     12/31/1999   12/31/2001    12/31/2000     12/31/1999   12/31/2001   12/31/2000     12/31/1999
-----------   ------------    ----------   ----------    ----------     ----------   ----------   ----------     -----------
$    (168)     $   (114)     $    (54)     $  1,052      $    (88)     $    (38)     $    (62)     $    (48)     $     64
        0         1,082           706             0         1,033             0             0           239             0

   (1,555)       (1,237)          (32)       (4,668)         (203)           (2)         (368)          (14)           33

   (1,318)       (5,313)        9,533        (3,148)       (5,723)        7,153           460           356         1,480
---------      --------      --------      --------      --------      --------      --------      --------      --------

   (3,041)       (5,582)       10,153        (6,764)       (4,981)        7,113            30           533         1,577
---------      --------      --------      --------      --------      --------      --------      --------      --------

   16,522        17,582        26,913         2,596         7,831         8,406         1,787         5,319         5,446
        0             0             0           (15)            0             0           (22)            0             0
        0             0             0             0             0             0             0             0             0

   (4,687)      (12,377)       (1,281)       (1,335)         (783)            0           (47)         (664)            0

        0         3,001          (133)            0             0         3,230             0             1         1,763
---------      --------      --------      --------      --------      --------      --------      --------      --------

   11,835         8,206        25,499         1,246         7,048        11,636         1,718         4,656         7,209
---------      --------      --------      --------      --------      --------      --------      --------      --------

    8,794         2,624        35,652        (5,518)        2,067        18,749         1,748         5,189         8,786

   38,276        35,652             0        20,816        18,749             0        13,975         8,786             0
---------      --------      --------      --------      --------      --------      --------      --------      --------
$  47,070      $ 38,276      $ 35,652      $ 15,298      $ 20,816      $ 18,749      $ 15,723      $ 13,975      $  8,786
=========      ========      ========      ========      ========      ========      ========      ========      ========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                       A30

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000 and 1999

                                                                               SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------

                                                         T. Rowe Price                                 Alliance
                                                          New America                               Premier Growth
                                                        Growth Portfolio                               Portfolio
                                            ----------------------------------------    -------------------------------------------
                                            01/01/2001     01/01/2000    02/01/1999*    01/01/2001     01/01/2000     02/01/1999*
                                                To             To           To             To              To              To
                                            12/31/2001     12/31/2000    12/31/1999     12/31/2001     12/31/2000     12/31/1999
                                           -----------    -----------    -----------    -----------    -----------    -----------
OPERATIONS
  Net Investment income (loss) .........   $     5,163    $    (8,201)   $   102,129    $     1,914    $      (178)   $       228
  Capital gains distributions received .             0        198,557              0              0          1,988              0
  Realized gain (loss) on shares
   redeemed ............................      (528,963)       (11,776)        (3,716)        (5,043)          (416)           (64)
  Net change in unrealized gain (loss)
   on investments ......................       230,086       (396,005)        22,549         (3,733)        (9,536)         5,929
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...........................      (293,714)      (217,425)       120,962         (6,862)        (8,142)         6,093
                                           -----------    -----------    -----------    -----------    -----------    -----------

CONTRACT OWNER TRANSACTIONS
  Participant Net Payments .............       198,875        162,530        560,447          4,533         16,853         15,003
  Policy Loans .........................             0           (141)             0            (17)             0              0
  Policy Loan Repayments and Interest ..             0              0              0              0              0              0
  Surrenders, Withdrawals, and Death
   Benefits ............................       (22,323)       (32,025)       (18,304)        (1,789)        (3,243)        (1,186)
  Net Transfers From (To) Other
   Subaccounts or Fixed Rate Option ....      (987,470)       (45,469)     1,251,885              0              0         15,895
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ...................      (810,918)        84,895      1,794,028          2,727         13,610         29,712
                                           -----------    -----------    -----------    -----------    -----------    -----------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ...........................    (1,104,632)      (132,530)     1,914,990         (4,135)         5,468         35,805

NET ASSETS
  Beginning of period ..................     1,782,460      1,914,990              0         41,273         35,805              0
                                           -----------    -----------    -----------    -----------    -----------    -----------
  End of period ........................   $   677,828    $ 1,782,460    $ 1,914,990    $    37,138    $    41,273    $    35,805
                                           ===========    ===========    ===========    ===========    ===========    ===========


* Became available (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                      A31

                                                        SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------

                Prudential
                  Small                                         MFS                                   T. Rowe Price
           Capitalization Stock                                 Bond                                   Equity Income
                Portfolio                                      Series                                   Portfolio
-----------------------------------------    -----------------------------------------   ------------------------------------------
 01/01/2001     01/01/2000     04/05/1999*    01/01/2001     01/01/2000    04/05/1999*    01/01/2001     01/01/2000     04/05/1999*
     To             To             To             To            To             To             To             To             To
 12/31/2001     12/31/2000     12/31/1999     12/31/2001     12/31/2000    12/31/1999     12/31/2001     12/31/2000     12/31/1999
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$       575    $       471    $    (1,953)   $    83,159    $    53,178    $     6,789    $    20,222    $    38,784    $   127,177
    131,937         47,381          3,586              0              0            726         37,030        153,583              0

    (16,932)        (1,309)         2,963         (2,212)        (5,146)        (3,033)      (153,958)       (44,104)        (6,037)

    (71,280)        56,446         92,694         30,399         52,354        (29,354)       111,312        162,974       (264,540)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

     44,300        102,989         97,290        111,346        100,386        (24,872)        14,606        311,237       (143,400)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

     57,567         43,635        188,412        144,271         80,859        321,314        133,800         34,597        334,068
       (324)        (1,171)             0        (24,519)        (8,862)             0        (15,901)       (10,256)        (3,768)
          0          1,422              0              0              0              0              0          5,687              0

     (6,733)       (37,013)             0        (90,931)        (3,996)       (10,548)       (29,457)      (103,993)        (5,710)

    (41,887)        53,308        521,703        (12,308)       (24,239)       832,994     (1,644,458)        35,565      2,345,816
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

      8,623         60,181        710,115         16,513         43,762      1,143,760     (1,556,016)       (38,400)     2,670,406
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

     52,923        163,170        807,405        127,859        144,148      1,118,888     (1,541,410)       272,837      2,527,006

    970,575        807,405              0      1,263,036      1,118,888              0      2,799,843      2,527,006              0
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$ 1,023,498    $   970,575    $   807,405    $ 1,390,895    $ 1,263,036    $ 1,118,888    $ 1,258,433    $ 2,799,843    $ 2,527,006
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                       A32

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000 and 1999

                                                                                SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------

                                                       Neuberger Berman                           Janus Aspen Series
                                                         AMT Partners                              Worldwide Growth
                                                          Portfolio                                    Portfolio
                                            ----------------------------------------    -----------------------------------------
                                            01/01/2001    01/01/2000     04/05/1999*    01/01/2001     01/01/2000     04/05/1999*
                                                To            To             To             To             To             To
                                            12/31/2001    12/31/2000     12/31/1999     12/31/2001     12/31/2000     12/31/1999
                                           -----------    -----------    -----------    -----------    -----------    -----------
OPERATIONS
  Net Investment income (loss) .........   $     1,651    $     2,429    $    (1,982)   $     1,766    $   380,582    $    (3,744)
  Capital gains distributions received .        33,739        129,533              0              0              0              0
  Realized gain (loss) on shares
   redeemed ............................      (166,173)       (14,402)          (259)      (181,602)       (52,914)         2,931
  Net change in unrealized gain (loss)
   on investments ......................       126,798       (114,586)       (10,787)      (938,602)    (1,220,435)     1,337,701
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...........................        (3,985)         2,974        (13,028)    (1,118,438)      (892,767)     1,336,888
                                           -----------    -----------    -----------    -----------    -----------    -----------

CONTRACT OWNER TRANSACTIONS
  Participant Net Payments .............        86,077         65,174        315,772        297,275        608,615        920,193
  Policy Loans .........................             0           (193)             0         11,819         (2,549)       (10,523)
  Policy Loan Repayments and Interest ..             0              0              0              0          1,422              0
  Surrenders, Withdrawals, and Death
   Benefits ............................        (7,064)       (15,967)             0        (90,232)      (140,815)       (59,317)
  Net Transfers From (To) Other
   Subaccounts or Fixed Rate Option ....      (853,648)        28,690        492,062        220,120        193,208      2,605,476
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ...................      (774,635)        77,704        807,834        438,982        659,881      3,455,829
                                           -----------    -----------    -----------    -----------    -----------    -----------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ...........................      (778,620)        80,678        794,806       (679,456)      (232,886)     4,792,717

NET ASSETS
  Beginning of period ..................       875,484        794,806              0      4,559,831      4,792,717              0
                                           -----------    -----------    -----------    -----------    -----------    -----------
  End of period ........................   $    96,864    $   875,484    $   794,806    $ 3,880,375    $ 4,559,831    $ 4,792,717
                                           ===========    ===========    ===========    ===========    ===========    ===========

* Became available (Note 1)


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                      A33

                                              SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
                                                                        Janus Aspen        Lazard         Janus Aspen
                                                      Janus Aspen         Series         Retirement         Series
                  MFS Global                           Series          International       Series          Aggressive
                 Government                             Growth             Growth         Small Cap         Growth
                   Series                             Portfolio          Portfolio        Portfolio        Portfolio
----------------------------------------------        ----------       -----------------------------------------------
01/01/2001          01/01/00        04/05/1999*       07/12/2001*       07/12/2001*       07/12/2001*       05/01/2001*
    To                To                To               To                To                 To                To
12/31/2001        12/31/2000        12/31/1999        12/31/2001        12/31/2001        12/31/2001        12/31/2001
----------        ----------        ----------        ----------        -----------       ----------        ----------
$  16,876         $  18,558         $    (658)        $      (4)        $      13         $      (1)        $    (315)
        0                 0                 0                 0                 0               119                 0

     (363)           (1,995)              764               (78)              (29)               (6)             (619)

    5,037             3,166             3,862                78               144               115           (16,594)
---------         ---------         ---------         ---------         ---------         ---------         ---------

   21,550            19,729             3,968                (4)              128               227           (17,528)
---------         ---------         ---------         ---------         ---------         ---------         ---------

   47,411            49,416            86,162             4,375             4,080             2,261            32,479
        0                 0                 0                 0                 0                 0                 7
        0                 0                 0                 0                 0                 0                 0

   (7,858)          (17,156)                0                 0                 0                 0                 0

      (39)          (15,412)          348,265                49                24                29           169,735
---------         ---------         ---------         ---------         ---------         ---------         ---------

   39,514            16,848           434,427             4,424             4,104             2,290           202,221
---------         ---------         ---------         ---------         ---------         ---------         ---------

   61,064            36,577           438,395             4,420             4,233             2,517           184,694

  474,972           438,395                 0                 0                 0                 0                 0
---------         ---------         ---------         ---------         ---------         ---------         ---------
$ 536,036         $ 474,972         $ 438,395         $   4,420         $   4,233         $   2,517         $ 184,694
=========         =========         =========         =========         =========         =========         =========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                       A34

                        NOTES TO FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                    THE PRUDENTIAL VARIABLE LIFE ACCOUNT GI-2
                                December 31, 2001

NOTE 1:   GENERAL

          The Prudential Variable Contract Account GI-2 (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on June 14, 1988 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from purchases of Group Variable Universal Life contracts are invested in the Account. The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a "Participant."

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are one hundred and forty subaccounts within the Account. Group Variable Universal Life contracts offer the option to invest in up to thirty-eight subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds. Options available to the Group Variable Universal Life contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Value Portfolio, Prudential Jennison Portfolio, Prudential Global Portfolio and Prudential Small Capitalization Stock Portfolio. Options available for the Group Variable Universal Life contracts that invest in a corresponding portfolio of the non-Prudential administered funds are:
          Neuberger Berman AMT Limited Maturity Bond Portfolio, SVS II Scudder High Yield Portfolio, MFS Research Series, Dreyfus Variable Investment Funds Small Cap Portfolio, Templeton International Securities Fund, Templeton Developing Markets Securities Fund, American Century VP Balanced Portfolio, American Century VP International Portfolio, American Century VP Value Portfolio, Dreyfus Variable Investment Funds Disciplined Stock Portfolio, JP Morgan Bond Portfolio, JP Morgan U.S. Disciplined Equity Portfolio, JP Morgan International Opportunities Portfolio, JP Morgan Small Company Portfolio, MFS Emerging Growth Series, T. Rowe Price Mid-Cap Growth Portfolio, T. Rowe Price New America Growth Portfolio, Alliance Premier Growth Portfolio, MFS Bond Series, T. Rowe Price Equity Income Portfolio, Neuberger & Berman AMT Partners Portfolio, Janus Aspen Series Worldwide Growth Portfolio, Warburg Pincus Fixed Income, MFS Global Government Portfolio, Janus Aspen Series Growth Portfolio, Janus Aspen Series International Growth Portfolio, Lazard Retirement Series-Small Cap Portfolio and Janus Aspen Series Aggressive Growth Portfolio.

          The Series Fund is a diversified open-end management investment company, and is managed by the Prudential.

          At December 31, 2001 and 2000 there were no balances pertaining to the Warburg Pincus Fixed Income Portfolio in the account.


                                       A35

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset values of the respective portfolios.

          Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.

          Accrued Expenses Payable to The Prudential Insurance Company of America--The payable represents amounts due to Prudential for mortality risk and expense risk charges.


NOTE 3: INVESTMENT INFORMATION FOR THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

          The net asset value per share for each portfolio of the Series Fund or the non-Prudential administered fund, the number of shares (rounded) of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December, 2001 were as follows:


                                                               SUBACCOUNTS
                                 ------------------------------------------------------------------------
                                                                                              Neuberger
                                  Prudential     Prudential                                   Berman AMT
                                    Money         Flexible      Prudential     Prudential      Limited
                                    Market        Managed      Stock Index       Equity      Maturity Bond
                                  Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                 ------------   ------------   ------------   ------------   ------------
Number of shares (rounded):           402,185         96,793        341,376        196,828         44,421
Net asset value per share:       $      10.00   $      14.79   $      31.64   $      20.49   $      13.47
Cost:                            $  4,021,846   $  1,555,044   $ 12,854,641   $  4,457,347   $    580,582


                                                         SUBACCOUNTS (Continued)
                                 ------------------------------------------------------------------------
                                                                 Dreyfus                      Templeton
                                    SVS II                       Variable      Templeton      Developing
                                   Scudder          MFS         Investment    International    Markets
                                  High Yield      Research     Funds Small     Securities     Securities
                                  Portfolio        Series      Cap Portfolio      Fund           Fund
                                 ------------   ------------   ------------   ------------   ------------
Number of shares (rounded):            96,923        261,668        131,970        109,634        101,349
Net asset value per share:       $       8.15   $      14.32   $      35.13   $      11.74   $       4.76
Cost:                            $    939,885   $  4,307,959   $  5,308,448   $  1,739,235   $    496,387


                                                         SUBACCOUNTS (Continued)
                                 ------------------------------------------------------------------------
                                  Prudential     Prudential
                                 Diversified     High Yield                    Prudential     Prudential
                                     Bond           Bond        Prudential      Jennison        Global
                                  Portfolio      Portfolio   Value Portfolio   Portfolio      Portfolio
                                 ------------   ------------   ------------   ------------   ------------
Number of shares (rounded):             4,592        199,245            922        177,275         54,155
Net asset value per share:       $      11.36   $       5.40   $      17.91   $      18.57   $      15.29
Cost:                            $     51,345   $  1,370,495   $     17,283   $  4,421,007   $  1,129,359



                                      A36

NOTE 3: INVESTMENT INFORMATION FOR THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2 (CONTINUED)


                                                         SUBACCOUNTS (Continued)
                                 ------------------------------------------------------------------------
                                                                                Dreyfus
                                                                               Variable
                                                                              Investment
                                   American       American       American        Funds
                                  Century VP     Century VP     Century VP    Disciplined     JP Morgan
                                   Balanced     International     Value          Stock           Bond
                                  Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                 ------------   ------------   ------------   ------------   ------------
Number of shares (rounded):            27,609          8,587        166,309            756          8,811
Net asset value per share:       $       6.59   $       6.59   $       7.44   $      20.89   $      11.61
Cost:                            $    195,116   $     72,142   $  1,121,351   $     17,002   $    101,045


                                                         SUBACCOUNTS (Continued)
                                 ------------------------------------------------------------------------
                                  JP Morgan
                                     U.S.        JP Morgan      JP Morgan                    T. Rowe Price
                                 Disciplined    International     Small                       Mid-Cap
                                    Equity      Opportunities    Company      MFS Emerging      Growth
                                  Portfolio      Portfolios     Portfolio     Growth Series   Portfolio
                                 ------------   ------------   ------------   ------------   ------------
Number of shares (rounded):             6,787          1,465          3,568            853            863
Net asset value per share:       $      13.06   $       8.85   $      13.22   $      17.98   $      18.26
Cost:                            $    101,011   $     14,959   $     44,268   $     17,047   $     13,457


                                                         SUBACCOUNTS (Continued)
                                 ------------------------------------------------------------------------
                                   T. Rowe
                                  Price New       Alliance      Prudential
                                   America        Premier         Small                      T. Rowe Price
                                    Growth         Growth     Capitalization    MFS Bond     Equity Income
                                  Portfolio      Portfolio   Stock Portfolio     Series       Portfolio
                                 ------------   ------------   ------------   ------------   ------------
Number of shares (rounded):            37,536          1,479         66,264        121,023         65,877
Net asset value per share:       $      18.12   $      25.16   $      15.48   $      11.52   $      19.17
Cost:                            $    823,517   $     44,555   $    947,909   $  1,340,785   $  1,253,109


                                                         SUBACCOUNTS (Continued)
                                 ------------------------------------------------------------------------
                                                 Janus Aspen                                  Janus Aspen
                                  Neuberger        Series                                       Series
                                  Berman AMT     Worldwide      MFS Global    Janus Aspen    International
                                   Partners        Growth       Government    Series Growth     Growth
                                  Portfolio      Portfolio        Series       Portfolio      Portfolio
                                 ------------   ------------   ------------   ------------   ------------
Number of shares (rounded):             6,432        136,265         53,246            223            181
Net asset value per share:       $      15.10   $      28.54   $      10.09   $      19.88   $      23.47
Cost:                            $     95,695   $  4,710,331   $    525,185   $      4,348   $      4,094


                                   SUBACCOUNTS (Continued)
                                 ---------------------------
                                                 Janus Aspen
                                    Lazard         Series
                                  Retirement     Aggressive
                                 Series Small-     Growth
                                 Cap Portfolio   Portfolio
                                 ------------   ------------
Number of shares (rounded):               193          8,417
Net asset value per share:       $      13.08   $      21.98
Cost:                            $      2,405   $    201,595



                                      A37

NOTE 4:   CHARGES AND EXPENSES

          A. Mortality Risk and Expense Risk Charges

          The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

          B. Transaction Related Charges

          There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

          Surrenders and partial withdrawals--Not to exceed the lesser of $20 or 2% of the amount received.

          Loans--Not to exceed $20 for each loan made.

          Transfers--Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

          Additional statement requests related to a participant's insurance--Not to exceed $20 per statement.

          C. Cost of Insurance Charges and Other Related Charges

          Participant's contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and
          (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable.


NOTE 5:   TAXES

          Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


NOTE 6:   UNIT ACTIVITY

          Transactions in units (including transfers among subaccounts) for the years ended December 31, 2001, 2000 and 1999 were as follows:


                                                                          SUBACCOUNTS
                                   ---------------------------------------------------------------------------------------
                                                  Prudential                              Prudential
                                                  Money Market                            Flexible Managed
                                                  Portfolio                               Portfolio
                                   ------------------------------------------   ------------------------------------------
                                        2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:           223,667        143,151        453,204         73,768         62,706         54,334
Contract Owner Redemptions:            (166,262)      (236,097)       (96,770)       (38,535)       (32,348)       (19,911)


                                      A38


                                                                  SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                   Prudential                                   Prudential
                                                  Stock Index                                    Equity
                                                   Portfolio                                    Portfolio
                                   ------------------------------------------   ------------------------------------------
                                        2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:           430,770        310,822        692,580        283,094         95,502         86,324
Contract Owner Redemptions:            (244,116)      (175,621)      (114,529)       (63,074)       (59,580)       (29,080)


                                                                  SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                 Neuberger Berman                             SVS II Scudder
                                           AMT Limited Maturity Bond                            High Yield
                                                   Portfolio                                    Portfolio
                                   ------------------------------------------   ------------------------------------------
                                        2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:            31,887         20,054         16,483         45,747         36,976         46,425
Contract Owner Redemptions:             (11,092)       (14,221)        (8,144)       (27,670)       (21,198)       (30,466)


                                                                  SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                      MFS                                  Dreyfus Variable
                                                   Research                                Investment Funds
                                                    Series                                Small Cap Portfolio
                                   ------------------------------------------   ------------------------------------------
                                        2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:           263,494        104,144        107,972        171,964        127,390        136,497
Contract Owner Redemptions:             (79,591)       (58,760)       (36,821)       (84,621)       (69,872)       (55,763)


                                                                  SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                    Templeton                                  Templeton
                                                  International                            Developing Markets
                                                 Securities Fund                            Securities Fund
                                   ------------------------------------------   ------------------------------------------
                                        2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:            66,557         56,828         47,967         27,008         22,733         17,497
Contract Owner Redemptions:             (33,200)       (24,303)       (18,447)       (15,190)       (10,938)        (7,612)


                                                                  SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                   Prudential                                   Prudential
                                                Diversified Bond                             High Yield Bond
                                                   Portfolio                                    Portfolio
                                   ------------------------------------------   ------------------------------------------
                                        2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:             2,277          1,248          4,056         36,615         27,328        113,378
Contract Owner Redemptions:              (1,545)          (627)          (880)       (27,984)       (18,375)       (15,822)


                                                                  SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                   Prudential                                  Prudential
                                                     Value                                      Jennison
                                                   Portfolio                                    Portfolio
                                   ------------------------------------------   ------------------------------------------
                                        2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:             1,258            382            616        109,822         64,702        335,899
Contract Owner Redemptions:                (652)          (190)           (95)       (68,070)       (47,992)       (27,744)



                                      A39


                                                                  SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                    Prudential                               American Century
                                                      Global                                   VP Balanced
                                                    Portfolio                                   Portfolio
                                   ------------------------------------------   ------------------------------------------
                                        2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:            25,901         19,237         89,688         12,260         13,787          9,208
Contract Owner Redemptions:             (22,229)       (19,801)        (7,025)        (7,777)        (6,573)        (2,871)


                                                                  SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                American Century                             American Century
                                                VP International                                  VP Value
                                                   Portfolio                                     Portfolio
                                   ------------------------------------------   ------------------------------------------
                                        2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:             3,498          2,819          3,097         87,279         13,015         12,833
Contract Owner Redemptions:              (1,382)        (1,067)          (652)        (9,580)        (7,479)        (3,550)


                                                                  SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                Dreyfus Variable                                JP Morgan
                                                Investment Funds                                   Bond
                                            Disciplined Stock Portfolio                         Portfolio
                                   ------------------------------------------   ------------------------------------------
                                        2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:               928          1,035          1,603          3,432          5,394          5,809
Contract Owner Redemptions:                (885)          (561)          (382)        (1,991)        (2,817)          (982)


                                                                  SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                     JP Morgan                                  JP Morgan
                                                 U.S. Disciplined                     International Opportunities
                                                 Equity Portfolio                               Portfolio
                                   ------------------------------------------   ------------------------------------------
                                        2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:             8,250          7,855          5,746          1,012          1,436          1,739
Contract Owner Redemptions:              (3,435)        (6,589)        (2,074)          (898)        (1,576)          (261)


                                                                  SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                   JP Morgan                                       MFS
                                                 Small Company                              Emerging Growth
                                                   Portfolio                                     Series
                                   ------------------------------------------   ------------------------------------------
                                        2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:             2,863          3,308          3,692          1,313            988          1,538
Contract Owner Redemptions:              (1,806)        (2,760)        (1,148)        (1,140)          (552)          (414)


                                                                  SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                  T. Rowe Price                               T. Rowe Price
                                                 Mid-Cap Growth                            New American Growth
                                                   Portfolio                                    Portfolio
                                   ------------------------------------------   ------------------------------------------
                                        2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:               465            548            871         49,625         39,913        186,125
Contract Owner Redemptions:                (320)          (209)          (177)      (150,276)       (32,050)       (16,339)


                                                                  SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                   Alliance                                    Prudential
                                                Premier Growth                        Small Capitalization Stock
                                                   Portfolio                                    Portfolio
                                   ------------------------------------------   ------------------------------------------
                                        2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:             2,162          2,234          3,754         16,641         17,202         76,878
Contract Owner Redemptions:              (1,786)        (1,093)          (817)       (16,392)       (12,497)        (9,738)



                                      A40


                                                                  SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                       MFS                                     T. Rowe Price
                                                      Bond                                     Equity Income
                                                     Series                                      Portfolio
                                   ------------------------------------------   ------------------------------------------
                                        2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:            31,077         21,783        128,233         40,046         37,691        276,342
Contract Owner Redemptions:             (28,988)       (17,391)       (13,001)      (181,281)       (41,754)       (17,831)


                                                                  SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                 Neuberger Berman                          Janus Aspen Series
                                                   AMT Partners                             Worldwide Growth
                                                    Portfolio                                   Portfolio
                                   ------------------------------------------   ------------------------------------------
                                        2001           2000           1999           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:            18,102         18,705         83,052        100,622         96,341        342,726
Contract Owner Redemptions:             (94,627)       (10,941)        (4,401)       (63,682)       (54,140)       (25,597)


                                                                  SUBACCOUNTS (Continued)
                                   ---------------------------------------------------------------------------------------
                                                                                               Janus Aspen       Lazard
                                                                                                  Series       Retirement
                                                       MFS                      Janus Aspen    International  Series Small-
                                                Global Government              Series Growth      Growth          Cap
                                                     Series                      Portfolio      Portfolio      Portfolio
                                   ------------------------------------------   ------------   ------------   ------------
                                       2001           2000           1999           2001           2001           2001
                                   ------------   ------------   ------------   ------------   ------------   ------------
Contract Owner Contributions:             8,954          9,803         51,537            921            776            438
Contract Owner Redemptions:              (5,257)        (8,186)        (8,190)          (423)          (331)          (207)


                                   SUBACCOUNTS
                                   (Continued)
                                   ------------
                                   Janus Aspen
                                     Series
                                   Aggressive
                                     Growth
                                    Portfolio
                                   ------------
Contract Owner Contributions:            25,378
Contract Owner Redemptions:              (1,617)



NOTE 7:   PURCHASES AND SALES OF INVESTMENTS

          The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the year ended December 31, 2001 were as follows:


                                                               SUBACCOUNTS
                                 ------------------------------------------------------------------------
                                                                                              Neuberger
                                  Prudential     Prudential                                   Berman AMT
                                    Money         Flexible      Prudential     Prudential      Limited
                                    Market        Managed      Stock Index       Equity      Maturity Bond
                                  Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                 ------------   ------------   ------------   ------------   ------------
Purchases ....................   $  2,568,519   $    753,546   $  4,650,504   $  2,879,253   $    363,705
Sales ........................   $ (1,913,267)  $   (397,497)  $ (2,650,155)  $   (663,168)  $   (126,685)


                                                        SUBACCOUNTS (Continued)
                                 ------------------------------------------------------------------------
                                                                  Dreyfus                     Templeton
                                    SVS II                       Variable      Templeton      Developing
                                   Scudder          MFS         Investment    International    Markets
                                  High Yield      Research     Funds Small     Securities     Securities
                                  Portfolio        Series      Cap Portfolio      Fund           Fund
                                 ------------   ------------   ------------   ------------   ------------
Purchases ....................   $    417,862   $  2,631,144   $  2,157,628   $    656,669   $    265,258
Sales ........................   $   (252,856)  $   (816,370)  $ (1,076,653)  $   (331,617)  $   (152,965)



                                      A41


                                                        SUBACCOUNTS (Continued)
                                 ------------------------------------------------------------------------
                                  Prudential     Prudential
                                 Diversified     High Yield                    Prudential     Prudential
                                     Bond           Bond        Prudential      Jennison        Global
                                  Portfolio      Portfolio    Value Portfolio  Portfolio      Portfolio
                                 ------------   ------------   ------------   ------------   ------------
Purchases ....................   $     26,186   $    349,739   $     15,342   $  1,045,545   $    276,291
Sales ........................   $    (17,753)  $   (266,669)  $     (8,002)  $   (621,405)  $   (223,070)


                                                        SUBACCOUNTS (Continued)
                                 ------------------------------------------------------------------------
                                                                                Dreyfus
                                                                                Variable
                                                                               Investment
                                   American       American       American        Funds
                                  Century VP     Century VP     Century VP    Disciplined     JP Morgan
                                   Balanced     International     Value          Stock           Bond
                                  Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                 ------------   ------------   ------------   ------------   ------------
Purchases ....................   $    125,191   $     34,948   $  1,086,962   $      8,428   $     38,541
Sales ........................   $    (78,977)  $    (13,678)  $   (118,711)  $     (8,120)  $    (22,442)


                                                        SUBACCOUNTS (Continued)
                                 ------------------------------------------------------------------------
                                  JP Morgan
                                     U.S.        JP Morgan      JP Morgan                    T. Rowe Price
                                 Disciplined    International     Small                        Mid-Cap
                                    Equity      Opportunities    Company      MFS Emerging      Growth
                                  Portfolio      Portfolios     Portfolio     Growth Series   Portfolio
                                 ------------   ------------   ------------   ------------   ------------
Purchases ....................   $     80,448   $      9,514   $     31,700   $     11,813   $      5,777
Sales ........................   $    (32,199)  $     (8,214)  $    (19,865)  $    (10,566)  $     (4,059)


                                                        SUBACCOUNTS (Continued)
                                 ------------------------------------------------------------------------
                                   T. Rowe
                                  Price New       Alliance      Prudential
                                   America        Premier         Small                      T. Rowe Price
                                    Growth         Growth      Capitalization   MFS Bond     Equity Income
                                  Portfolio      Portfolio     Stock Portfolio   Series       Portfolio
                                 ------------   ------------   ------------   ------------   ------------
Purchases ....................   $    462,017   $     18,053   $    220,940   $    338,956   $    441,407
Sales ........................   $ (1,272,936)  $    (15,325)  $   (212,317)  $   (322,443)  $ (1,997,422)


                                                        SUBACCOUNTS (Continued)
                                 ------------------------------------------------------------------------
                                                Janus Aspen                                   Janus Aspen
                                 Neuberger &       Series                                      Series
                                  Berman AMT     Worldwide      MFS Global    Janus Aspen    International
                                   Partners        Growth       Government    Series Growth     Growth
                                  Portfolio      Portfolio        Series       Portfolio      Portfolio
                                 ------------   ------------   ------------   ------------   ------------
Purchases ....................   $    179,782   $  1,107,825   $     96,280   $      8,166   $      7,164
Sales ........................   $   (954,416)  $   (668,843)  $    (56,766)  $     (3,741)  $     (3,060)


                                    SUBACCOUNTS (Continued)
                                 ---------------------------
                                                 Janus Aspen
                                    Lazard         Series
                                  Retirement     Aggressive
                                 Series Small-     Growth
                                 Cap Portfolio   Portfolio
                                 ------------   ------------
Purchases ....................   $      4,344   $    214,857
Sales ........................   $     (2,053)  $    (12,636)



NOTE 8:   RELATED PARTY TRANSACTIONS

          Prudential and its affiliates perform various services on behalf of the mutual fund company and administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.


                                       A42

NOTE 9: FINANCIAL HIGHLIGHTS

          A summary of units outstanding, unit fair values, investment income rations, expense ratios and total returns for the year ended December 31, 2001 were as follows:


                                                                At December 31, 2001       For the year ended December 31, 2001
                                                          ------------------------------   ------------------------------------
                                                                                           Investment
                                                          Units    Unit Fair  Net Assets      Income        Expense        Total
                                                          (000s)     Value      (000s)        Ratio*        Ratio**      Return***
                                                          -----    ---------  ----------      ------        -------      ---------
Prudential Money Market Portfolio ...................       344      11.68     $ 4,013         3.72%         0.45%          3.64%
Prudential Flexible Managed Portfolio ...............       141      10.16     $ 1,429         3.62%         0.45%         -6.10%
Prudential Stock Index Portfolio ....................     1,027      10.49     $10,778         1.02%         0.45%        -12.51%
Prudential Equity Portfolio .........................       394      10.22     $ 4,026         0.62%         0.45%        -11.59%
Neuberger Berman AMT Limited Maturity Bond
  Portfolio .........................................        51      11.77     $   597         5.30%         0.45%          8.38%
SVS II Scudder High Yield Portfolio .................        87       9.08     $   788        12.54%         0.45%          2.14%
MFS Research Series .................................       384       9.73     $ 3,740         0.01%         0.45%        -21.66%
Dreyfus Variable Investment Funds Small Cap
  Portfolio .........................................       355      13.03     $ 4,627         0.41%         0.45%         -6.59%
Templeton International Securities Fund .............       136       9.42     $ 1,284         2.74%         0.45%        -16.42%
Templeton Developing Markets Securities Fund ........        50       9.68     $   481         0.76%         0.45%         -8.51%
Prudential Diversified Bond Portfolio ...............         5      11.49     $    52         5.60%         0.45%          6.49%
Prudential High Yield Bond Portfolio ................       115       9.34     $ 1,075        12.16%         0.45%         -0.85%
Prudential Value Portfolio ..........................         1      12.50     $    16         1.13%         0.45%         -2.57%
Prudential Jennison Portfolio .......................       370       8.89     $ 3,285         0.17%         0.45%        -18.66%
Prudential Global Portfolio .........................        86       9.63     $   826         0.38%         0.45%        -18.04%
American Century VP Balanced Portfolio ..............        18      10.07     $   182         2.66%         0.45%         -3.82%
American Century VP International Portfolio .........         6       8.94     $    56         0.07%         0.45%        -29.61%
American Century VP Value Portfolio .................        93      13.35     $ 1,235         0.17%         0.45%         12.37%
Dreyfus Variable Investment Funds Disciplined Stock
  Portfolio .........................................         2       9.06     $    16         0.38%         0.45%        -13.71%
JP Morgan Bond Portfolio ............................         9      11.54     $   102         5.79%         0.45%          6.46%
JP Morgan U.S. Disciplined Equity Portfolio .........        10       9.07     $    88         0.50%         0.45%        -11.86%
JP Morgan International Opportunities Portfolio .....         1       8.91     $    13         1.01%         0.45%        -19.51%
JP Morgan Small Company Portfolio ...................         4      11.37     $    47         0.04%         0.45%         -8.45%
MFS Emerging Growth Series ..........................         2       8.83     $    15         7.32%         0.45%        -33.86%
T. Rowe Price Mid-Cap Growth Portfolio ..............         1      13.35     $    15         0.00%         0.45%         -1.40%
T. Rowe Price New America Growth Portfolio ..........        77       8.80     $   678         1.69%         0.45%        -12.26%
Alliance Premier Growth Portfolio ...................         4       8.34     $    37         5.60%         0.45%        -17.59%
Prudential Small Capitalization Stock Portfolio .....        72      14.21     $ 1,023         0.50%         0.45%          5.10%
MFS Bond Series .....................................       122      11.43     $ 1,391         6.44%         0.45%          8.24%
T. Rowe Price Equity Income Portfolio ...............       113      11.12     $ 1,258         1.29%         0.45%          1.09%
Neuberger Berman AMT Partners Portfolio .............        10       9.79     $    97         0.84%         0.45%         -3.36%
Janus Aspen Series Worldwide Growth Portfolio .......       396       9.79     $ 3,880         0.52%         0.45%        -22.85%
MFS Global Government Series ........................        49      11.02     $   536         3.59%         0.45%          4.36%
Janus Aspen Series Growth Portfolio
  July 12, 2001 .....................................         0       8.87     $     4         0.02%         0.45%        -11.12%
Janus Aspen Series International Growth Portfolio
  July 12, 2001 .....................................         0       9.51     $     4         1.62%         0.45%         -4.61%
Lazard Retirement Series- Small Cap Portfolio
  July 12, 2001 .....................................         0      10.89     $     3         0.04%         0.45%          8.57%
Janus Aspen Series Aggressive Growth Portfolio
  May 1, 2001  ......................................        24       7.77     $   185         0.00%         0.45%        -24.05%


-----------

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the year ended December 31, 2001 or from the effective date of the subaccount through the end of the reporting period. Investment options with a date notation indicate the effective date of that investment option in the Account. Product designs within a subaccount with an effective date during 2001 were excluded from the range of total returns.


                                       A43

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the
Group Variable Universal Life Subaccounts of the
Prudential Variable Contract Account GI-2 and the Board of Directors of the Prudential Insurance Company of America


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Group Variable Universal Life Subaccounts (as defined in Note 1) of the Prudential Variable Contract Account GI-2 at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2001 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
April 25, 2002


                                       A44

        THE PRUDENTIAL INSURANCE
        COMPANY OF AMERICA
        Consolidated Financial Statements and
        Report of Independent Accountants
        December 31, 2001 and 2000

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
February 12, 2002

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 2001 and 2000 (in Millions)
--------------------------------------------------------------------------------

                                                                                                 2001          2000
                                                                                                 ----          ----
ASSETS
Fixed maturities:
    Available for sale, at fair value (amortized cost:  2001 - $83,304; 2000 - $83,115)...     $  85,586     $  83,827
    Held to maturity, at amortized cost (fair value:  2001 - $0; 2000 - $12,615) .........            --        12,448
Trading account assets, at fair value ....................................................           882         7,217
Equity securities, available for sale, at fair value (cost:  2001 - $992; 2000 -
    $2,266) ..............................................................................         1,069         2,317

Commercial loans .........................................................................        14,909        15,919
Policy loans .............................................................................         7,930         8,046
Securities purchased under agreements to resell ..........................................           110         5,395
Cash collateral for borrowed securities ..................................................            --         3,858
Other long-term investments ..............................................................         3,824         4,459
Short-term investments ...................................................................         4,048         5,029
                                                                                               ---------     ---------
    Total investments ....................................................................       118,358       148,515

Cash and cash equivalents ................................................................         6,587         7,676
Accrued investment income ................................................................         1,551         1,916
Broker-dealer related receivables ........................................................            --        11,860
Deferred policy acquisition costs ........................................................         5,122         7,063
Other assets .............................................................................         5,948        13,506
Due from parent and affiliates ...........................................................         5,750            --
Separate account assets ..................................................................        76,736        82,217
                                                                                               ---------     ---------
    TOTAL ASSETS .........................................................................     $ 220,052     $ 272,753
                                                                                               =========     =========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits ...................................................................     $  64,328     $  67,859
Policyholders' account balances ..........................................................        33,525        32,722
Unpaid claims and claim adjustment expenses ..............................................         1,647         3,549
Policyholders' dividends .................................................................         1,363         1,463
Securities sold under agreements to repurchase ...........................................         6,130        15,010
Cash collateral for loaned securities ....................................................         4,808        11,053
Income taxes payable .....................................................................         1,571         1,610
Broker-dealer related payables ...........................................................            --         5,965
Securities sold but not yet purchased ....................................................           108         4,959
Short-term debt ..........................................................................         3,837        11,131
Long-term debt ...........................................................................         2,726         2,502
Other liabilities ........................................................................         7,047        12,105
Due to parent and affiliates .............................................................           363            --
Separate account liabilities .............................................................        76,736        82,217
                                                                                             -----------   -----------
    Total liabilities ....................................................................       204,189       252,145
                                                                                             -----------   -----------

COMMITMENTS AND CONTINGENCIES (See Note 18)

STOCKHOLDER'S EQUITY
Common Stock ($5.00 par value; 1,000 shares authorized, issued
    and outstanding at December 31, 2001) ................................................            --            --
Additional paid-in capital ...............................................................        14,716            --
Accumulated other comprehensive income ...................................................         1,099           234
Retained earnings ........................................................................            48        20,374
                                                                                             -----------   -----------
    Total stockholder's equity ...........................................................        15,863        20,608
                                                                                             -----------   -----------
    TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY ...........................................     $ 220,052     $ 272,753
                                                                                             ===========   ===========







                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 2001, 2000 and 1999 (in Millions)
--------------------------------------------------------------------------------


                                                                                 2001          2000          1999
                                                                                 ----          ----          ----
REVENUES

Premiums ............................................................         $  12,477     $ 10,181     $  9,528
Policy charges and fee income .......................................             1,803        1,639        1,516
Net investment income ...............................................             9,147        9,497        9,367
Realized investment gains (losses), net .............................              (709)        (288)         924
Commissions and other income ........................................             4,451        5,475        5,233
                                                                              ---------     --------     --------

    Total revenues ..................................................            27,169       26,504       26,568
                                                                              ---------     --------     --------

BENEFITS AND EXPENSES

Policyholders' benefits .............................................            12,752        10,640      10,226
Interest credited to policyholders' account balances ................             1,804         1,751       1,811
Dividends to policyholders ..........................................             2,722         2,724       2,571
General and administrative expenses .................................             9,524        10,043       9,530
Capital markets restructuring .......................................                --           476          --
Sales practices remedies and costs ..................................                --            --         100
Demutualization costs and expenses:
    Administrative expenses .........................................               248           143          75
    Consideration to former Canadian branch policyholders ...........               340            --          --
                                                                              ---------     ---------    --------
    Total benefits and expenses .....................................            27,390        25,777      24,313
                                                                              ----------    ---------    --------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
    INCOME TAXES ....................................................              (221)          727       2,255
                                                                              ---------     ---------    --------

Income taxes:
    Current .........................................................              (921)          434         690
    Deferred ........................................................               863           (28)        352
                                                                              ---------     ---------    --------
        Total income tax expense (benefit) ..........................               (58)          406       1,042
                                                                              ---------     ---------    --------
INCOME (LOSS) FROM CONTINUING OPERATIONS ............................              (163)          321       1,213
                                                                              ---------     ---------    --------

DISCONTINUED OPERATIONS
Gain (loss) on disposal of healthcare operations, net of taxes ......                16            77        (400)
                                                                              ---------     ---------    --------
NET INCOME (LOSS) ...................................................         $    (147)    $     398    $    813
                                                                              =========     =========    ========






                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2001, 2000, and 1999 (in Millions)
--------------------------------------------------------------------------------

                                                                                     Accumulated Other Comprehensive Income (Loss)
                                                                                ----------------------------------------------------
                                                                                                Net                        Total
                                                                                 Foreign    Unrealized                  Accumulated
                                                       Additional               Currency    Investment    Pension          Other
                                               Common   Paid-in     Retained   Translation   Gains       Liability     Comprehensive
                                               Stock    Capital     Earnings   Adjustments  (Losses)     Adjustment    Income (Loss)
                                               -----    -------     --------   ----------   --------     ----------    -------------
Balance, December 31, 1998 ..................  $   --  $       --   $ 19,163   $      (31) $    1,272   $       (9)   $       1,232
Comprehensive income:
  Net income ................................      --          --        813           --          --           --               --
  Other comprehensive loss, net of tax:
    Change in foreign currency
      translation adjustments ...............      --          --        --            13          --           --               13
    Change in net unrealized investment
      gains .................................      --          --        --            --      (1,932)          --           (1,932)
    Additional pension liability
      adjustment ............................      --          --        --            --          --            2                2
  Other comprehensive loss ..................
Total comprehensive loss ....................
                                               ------  ----------   --------   ----------  ----------   ----------    -------------
Balance, December 31, 1999 ..................      --          --     19,976          (18)       (660)          (7)            (685)
Comprehensive income:
  Net income ................................      --          --        398           --          --           --               --
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............      --          --        --           (89)         --           --              (89)
    Change in net unrealized investment
      gains .................................      --          --        --            --       1,019           --            1,019
    Additional pension liability
      adjustment ............................      --          --        --            --          --          (11)             (11)
  Other comprehensive income ................
Total comprehensive income ..................
                                               ------  ----------   --------   ----------  ----------   ----------    -------------
Balance, December 31, 2000 ..................      --          --     20,374         (107)        359          (18)             234
Demutualization reclassification of
  retained earnings .........................      --      13,666    (13,666)          --          --           --               --
Destacking dividend to parent ...............      --          --     (5,384)         220        (103)          16              133
Policy credits issued and cash payments
  to be made to eligible policyholders ......      --          --     (1,129)          --          --           --               --
Capital contribution from parent ............      --       1,050         --           --          --           --               --
Comprehensive income:
  Net loss before date of demutualization ...      --          --       (195)          --          --           --               --
  Net income after date of demutualization ..      --          --         48           --          --           --               --
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............      --          --         --         (142)         --           --             (142)
    Change in net unrealized investment
      gains .................................      --          --         --           --         903           --              903
    Additional pension liability
      adjustment ............................      --          --         --           --          --          (29)             (29)
  Other comprehensive income ................
Total comprehensive income ..................
                                               ------  ----------   --------   ----------  ----------   ----------    -------------
Balance, December 31, 2001 ..................  $   --  $   14,716   $     48   $      (29) $    1,159   $      (31)   $       1,099
                                               ======  ==========   ========   ==========  ==========   ==========    =============

                                                   Total
                                               Stockholder's
                                                  Equity
                                                  ------
Balance, December 31, 1998 ..................  $      20,395
Comprehensive income:
  Net income ................................            813
  Other comprehensive loss, net of tax:
    Change in foreign currency
      translation adjustments ...............             13
    Change in net unrealized investment
      gains .................................         (1,932)
    Additional pension liability
      adjustment ............................              2
                                               -------------
  Other comprehensive loss ..................         (1,917)
                                               -------------
Total comprehensive loss ....................
                                                      (1,104)
                                               -------------
Balance, December 31, 1999 ..................         19,291
Comprehensive income:
  Net income ................................            398
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............            (89)
    Change in net unrealized investment
      gains .................................          1,019
    Additional pension liability
      adjustment ............................            (11)
                                               -------------
  Other comprehensive income ................            919
                                               -------------
Total comprehensive income ..................          1,317
                                               -------------
Balance, December 31, 2000 ..................         20,608
Demutualization reclassification of
  retained earnings .........................             --
Destacking dividend to parent ...............         (5,251)
Policy credits issued and cash payments
  to be made to eligible policyholders ......         (1,129)
Capital contribution from parent ............          1,050
Comprehensive income:
  Net loss before date of demutualization ...           (195)
  Net income after date of demutualization ..             48
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............           (142)
    Change in net unrealized investment
      gains .................................            903
    Additional pension liability
      adjustment ............................            (29)
                                               -------------
  Other comprehensive income ................            732
                                               -------------
Total comprehensive income ..................            585
                                               -------------
Balance, December 31, 2001 ..................  $      15,863
                                               =============

                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 2001, 2000 and 1999 (in Millions)
--------------------------------------------------------------------------------

                                                                               2001          2000          1999
                                                                               ----          ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)........................................................     $   (147)     $    398      $    813
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Realized investment (gains) losses, net ...............................          709           288          (915)
  Policy charges and fee income .........................................         (482)         (342)         (300)
  Interest credited to policyholders' account balances ..................        1,804         1,751         1,811
  Depreciation and amortization, including premiums and discounts .......          446           740           689
  Loss (gain) on disposal of healthcare operations, net of taxes ........          (16)          (77)          400
  Change in:
    Deferred policy acquisition costs ...................................         (259)         (228)         (178)
    Future policy benefits and other insurance liabilities ..............          933         1,473           788
    Trading account assets ..............................................        2,268         2,524          (853)
    Income taxes payable ................................................       (1,308)          214           933
    Broker-dealer related receivables/payables ..........................        4,538          (388)       (1,898)
    Securities purchased under agreements to resell .....................          974         8,549        (3,692)
    Cash collateral for borrowed securities .............................       (1,407)        3,266        (1,502)
    Cash collateral for loaned securities ...............................       (1,571)          278         3,643
    Securities sold but not yet purchased ...............................       (2,168)       (2,009)        1,197
    Securities sold under agreements to repurchase ......................       (2,625)       (9,588)        3,112
    Due from parent and affiliates ......................................         (139)          --            --
    Other, net ..........................................................        3,714         1,016        (3,486)
                                                                              --------      --------      --------
      Cash flows from operating activities ..............................        5,264         7,865           562
                                                                              --------      --------      --------


CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity of:
  Fixed maturities, available for sale ..................................       98,150        99,971       122,790
  Fixed maturities, held to maturity ....................................          139         3,266         4,957
  Equity securities, available for sale .................................        5,503         3,025         3,190
  Commercial loans ......................................................        5,443         1,632         2,640
  Other long-term investments ...........................................          764         2,044         2,169
Payments for the purchase of:
  Fixed maturities, available for sale ..................................      (97,492)     (103,086)     (124,759)
  Fixed maturities, held to maturity ....................................          (56)       (1,544)       (2,414)
  Equity securities, available for sale .................................       (2,557)       (2,316)       (2,779)
  Commercial loans ......................................................       (1,521)       (1,334)       (2,595)
  Other long-term investments ...........................................       (1,307)       (1,374)       (2,280)
Cash acquired from Gibraltar Life. ......................................        5,912           --            --
Short-term investments ..................................................          179        (2,257)       (1,138)
Due from parent and affiliates ..........................................       (5,248)           --            --
                                                                              --------      --------      --------
      Cash flows from (used in) investing activities ....................        7,909        (1,973)         (219)
                                                                              --------      --------      --------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits .........................................        6,771         6,813         7,667
Policyholders' account withdrawals ......................................       (9,014)       (8,186)      (10,531)
Net increase (decrease) in short-term debt ..............................       (6,098)       (2,678)          444
Proceeds from the issuance of long-term debt ............................        1,464           638         1,844
Repayments of long-term debt ............................................         (720)       (1,230)         (919)
Capital contribution from parent ........................................        1,050            --            --
Cash destacked ..........................................................       (7,715)           --            --
                                                                              --------      --------      --------
      Cash flows used in financing activities ...........................      (14,262)       (4,643)       (1,495)
                                                                              --------      --------      --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS ....................       (1,089)        1,249        (1,152)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR ............................        7,676         6,427         7,579
                                                                              --------      --------      --------
CASH AND CASH EQUIVALENTS, END OF YEAR ..................................     $  6,587      $  7,676      $  6,427
                                                                              ========      ========      ========

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (received) ............................................     $    466      $    248      $   (344)
                                                                              --------      --------      --------
Interest paid ...........................................................     $    638      $  1,040      $    824
                                                                              --------      --------      --------
NON-CASH TRANSACTIONS DURING THE YEAR
Policy credits issued and demutualization consideration payable
  to eligible policyholders .............................................     $  1,469      $     --      $     --
                                                                              --------      --------      --------

                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

The Prudential Insurance Company of America ("Prudential Insurance"), together with its subsidiaries (collectively, the "Company"), is a wholly owned subsidiary of Prudential Holdings, LLC ("Prudential Holdings"), which is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the "date of demutualization"), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial. The Company had 1,000 shares of common stock authorized, issued and outstanding at December 31, 2001, all of which was owned by Prudential Holdings.

On the date of demutualization, policyholder membership interests in Prudential Insurance were extinguished and eligible policyholders collectively received
457.1 million shares of Common Stock of Prudential Financial, the rights to receive cash totaling $3,487 million, including $340 million of demutualization consideration payable to former Canadian branch policyholders pertaining to certain policies Prudential Insurance previously transferred to London Life Insurance Company, and increases to their policy values in the form of policy credits totaling $1,042 million. Of these amounts, the Company recorded a liability to policyholders of $427 million for rights to receive cash, including $340 million of demutualization consideration discussed above, with the remaining amounts being recorded by Prudential Financial, and increases to policy values in the form of policy credits totaling $1,042 million. The demutualization was accounted for as a reorganization. Accordingly, the Company's retained earnings on the date of demutualization, net of the aforementioned cash payments other than those to former Canadian policyholders and policy credits which were charged directly to retained earnings, were reclassified to "Additional paid-in capital."

Concurrent with the demutualization, the Company completed a corporate reorganization (the "destacking") whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company. The subsidiaries distributed by the Company to Prudential Financial included its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, its international securities and investments operations, its domestic banking operations and its residential real estate brokerage franchise and relocation services operations. The destacking was reflected as a dividend from the Company to Prudential Financial. The effect of the destacking was to decrease assets by $75,086 million, liabilities by $69,835 million and stockholder's equity by $5,251 million. For financial reporting purposes, the destacking is assumed to have occurred on December 31, 2001. The Company's Consolidated Statements of Financial Position at December 31, 2001 do not include the destacked companies and operations. The net income for the destacked companies and operations for the period December 18, 2001 through December 31, 2001 that is included within the Company's results of operations was not material.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investment allowances, future policy benefits, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." See Note 17 for a discussion of the Company's reclassificiation of "held to maturity" securities to "available for sale" in connection with the implementation of new accounting standards for derivatives. The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)." See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Commercial loans are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as collateralized financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell and to value the securities daily. Assets to be repurchased are the same, or substantially the same, as the assets transferred. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Other long-term investments primarily represent the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company's own separate accounts, which are carried at estimated fair value, investment real estate and derivatives held for purposes other than trading. See Note 17 for a discussion of accounting policies for derivative instruments. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, the Company's interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to the Company and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of the Company's joint venture interests and the resulting gains and losses are included in "Realized investment gains (losses), net."

Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which approximates fair value.

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are:
1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer. Provisions for losses on commercial loans are included in "Realized investment gains (losses), net." Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in "Realized investment gains (losses), net."

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

For participating life insurance, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed future investment yield used in estimating expected gross margins was 7.28% at December 31, 2001 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. DAC related to non-participating term insurance is amortized over the expected life of the contracts in proportion to premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

For property and casualty insurance contracts, DAC is amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of DAC. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

For group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, property and equipment and receivables resulting from sales of securities that had not yet settled at the balance sheet date. In 2000, other assets also include mortgage securitization inventory and mortgage servicing rights of a subsidiary that was destacked on the date of demutualization. During 2001, the Company sold $1,409 million of commercial mortgage loans and other securities in securitization transactions versus $1,874 million in 2000, through a subsidiary that was destacked on the date of demutualization. The Company did not retain any material ownership interest in the financial assets that were transferred. The Company recognized pretax gains of $42 million in 2001 versus losses of $6 million in 2000 in connection with securitization and related hedging activity which are recorded in "Commissions and other income." Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, demutualization consideration not yet paid to policyholders, and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Policyholders' Dividends

The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the statutory results and past experience of Prudential Insurance, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. See Note 9 for further discussion of the impact of policyholders' dividends on earnings.

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies are recognized when earned. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when earned in a constant relationship to the amount of expected future benefit payments.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)."

Commissions and Other Income

Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company's securities business are also included in "Commissions and other income." The Company's principal securities brokerage companies, its principal asset management operations and its international securities and investments operations were destacked on the date of demutualization as discussed in Note 1.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. See Note 17 for a discussion of the Company's use of derivative financial instruments and the related accounting and reporting treatment of such instruments.

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Effective for the year ended December 31, 2001, the Company, as a stock company, is no longer subject to the equity tax. The provision for income taxes includes an estimate for changes in the total equity tax to be paid for prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that amount that is expected to be realized.

Demutualization Costs and Expenses

Demutualization costs and expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York State Insurance Department in the demutualization process and related matters as well as the cost of printing and postage for communications with policyholders and other administrative costs. Demutualization costs and expenses also include $340 million of demutualization consideration payable to former Canadian branch policyholders pertaining to certain policies that Prudential Insurance transferred to London Life Insurance Company in 1996 in connection with the sale of most of its Canadian branch operations. Under the Plan of Reorganization, these policyholders are required to receive demutualization compensation in the form of cash.

New Accounting Pronouncements

In September 2000, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125." The Company has adopted the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The adoption did not have a material effect on the results of operations of the Company.

In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires that the Company account for all business combinations in the scope of the statement using the purchase method. SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001; however, goodwill and intangible assets acquired after June 30, 2001 are subject immediately to the nonamortization and amortization provisions of this statement. The Company has ceased the amortization of goodwill as of January 1, 2002 and believes that the effect of implementing the impairment provisions of this statement will not be material to its results of operations and financial position.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

of book value or fair value less cost to sell. An impairment for assets that are not to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively. At the date of adoption of this standard, the impact on results of operations of the Company is not material.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. The healthcare business is reported as discontinued operations in the accompanying consolidated financial statements. As of December 31, 1998, the measurement date, the Company recorded a loss on disposal of $223 million, net of taxes, which included estimated operating losses of the healthcare business subsequent to December 31, 1998 through the date of the sale, the estimated cost of retained liabilities associated with litigation, as well as estimates of other costs in connection with the disposition of the business. These included facilities closure and systems termination costs, severance and termination benefits, the impact of modifications to pension and benefit plans, payments to Aetna related to the Administrative Services Only business and payments in connection with a medical loss ratio agreement (the "MLR Agreement"). The MLR Agreement provided for payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000.

The Company retained all liabilities associated with litigation that existed at August 6, 1999 or commenced within two years of that date with respect to claims that were incurred prior to August 6, 1999. The loss on disposal includes management's best estimate of the cost of the ultimate resolution of such litigation as well as the cost of resolving certain matters pertaining to contractual and regulatory requirements. It is possible that additional adjustments to this estimate may be necessary which might be material to future results of operations of a particular quarterly or annual period.

The loss on disposal was increased in 1999 by $400 million, net of taxes, primarily as a result of higher than anticipated healthcare operating losses prior to the August 6, 1999 closing date and an increase in the Company's estimated obligation under the MLR Agreement. Actual pretax losses of $370 million during that period exceeded the original estimate of $160 million. In 2000, upon the completion of the period covered by the MLR Agreement and taking into consideration other costs incurred compared with those estimated in 1998 and 1999, the Company reduced the loss on disposal by $77 million, net of taxes. In 2001, upon the final settlement of the MLR Agreement, the Company reduced the loss on disposal by an additional $16 million, net of taxes.

Pursuant to a coinsurance agreement with Aetna, the Company was required to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies were 100% coinsured by Aetna. The purpose of the agreement was to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential Insurance. The operation of the business and the attendant risks, except for the existence of the MLR Agreement, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $966 million and $827 million, respectively for the year ended December 31, 2001. Premium and benefits ceded for the year ended December 31, 2000 were $1,872 million and $1,418 million, respectively, and for the period from August 6, 1999 through December 31, 1999 were $896 million and $757 million, respectively. Reinsurance recoverable under this agreement, included in "Other assets," was $202 million at December 31, 2001 and $355 million at December 31, 2000.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. CAPITAL MARKETS RESTRUCTURING

In the fourth quarter of 2000, Prudential Securities Group Inc. exited the lead-managed equity underwriting for corporate issuers and institutional fixed income businesses. Exiting these businesses resulted in staff reductions of approximately 700 positions, 350 of which were eliminated in 2000 and the remainder in 2001. The positions eliminated included investment bankers, traders, analysts and other professional and support staff. Results for 2000 include a pretax charge of $476 million in connection with the restructuring, which is presented as "Capital markets restructuring." The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs. Prudential Securities Group Inc. was destacked on the date of demutualization as discussed in Note 1.

5. ACQUISITION OF KYOEI LIFE INSURANCE COMPANY, LTD.

In April 2001, the Company completed the acquisition of Kyoei Life Insurance Co., Ltd. ("Kyoei"), a stock life insurance company located in Japan, which has been accounted for as a purchase. Kyoei was renamed Gibraltar Life Insurance Company, Ltd. ("Gibraltar Life") by the Company concurrent with the acquisition. Gibraltar Life provides financial services throughout Japan. Gibraltar Life primarily offers four types of insurance products: individual insurance, including life and indemnity health coverage; individual annuities; group life insurance; and group annuities. It distributes these products through an agency force and large employer groups. Gibraltar Life also has domestic and foreign subsidiaries, including non-insurance businesses, which are not material to its financial position or results of operations.

On October 20, 2000, Gibraltar Life filed for reorganization under the Reorganization Law of Japan. The Reorganization Law, similar to Chapter 11 of the U.S. Bankruptcy Code, is intended to provide a mechanism for restructuring financially troubled companies by permitting the adjustment of the interests of creditors, shareholders and other interested parties. On October 20, 2000, the Tokyo District Court issued an order generally freezing Gibraltar Life's assets and appointed an interim Trustee who, on October 23, 2000, was appointed as sole Trustee.

On April 2, 2001, the Tokyo District Court issued its official recognition order approving the Reorganization Plan, which was submitted by the Trustee and approved by Gibraltar Life's creditors. The Reorganization Plan became effective immediately upon the issuance of the recognition order, and is binding upon Gibraltar Life, its creditors, including policyholders, its shareholders and other interested parties, whether or not they submitted claims or voted for or against the plan. The Reorganization Plan included the extinguishment of all existing stock for no consideration and the issuance of 1.0 million new shares of common stock. Pursuant to the Reorganization Plan, on April 19, 2001 the Company contributed (Y)50 billion ($395 million) in cash to Gibraltar Life's capital and on April 20, 2001 received 100% of Gibraltar Life's newly issued common stock. The Company also provided (Y)98 billion ($775 million) to Gibraltar Life in the form of a subordinated loan. On April 23, 2001, the Tokyo District Court declared the reorganization proceedings concluded and dismissed the Trustee.

For purposes of inclusion in the Company's consolidated financial statements, Gibraltar Life has adopted a November 30 fiscal year end; therefore, the December 31, 2001 consolidated financial statements include Gibraltar Life's results of operations for the period April 2, 2001 through November 30, 2001. The Company's Consolidated Statements of Operations include income from continuing operations before income taxes for Gibraltar Life of $238 million. Gibraltar Life was destacked on the date of demutualization as discussed in Note 1.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6.   INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) at December 31,

                                                                                         2001
                                                                     ---------------------------------------------
                                                                                   Gross       Gross     Estimated
                                                                     Amortized   Unrealized  Unrealized     Fair
                                                                        Cost        Gains      Losses      Value
                                                                        ----        -----      ------      -----
                                                                                     (In Millions)
     Fixed maturities available for sale
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies...................................  $   7,715   $      192  $       33  $   7,874
     Obligations of U.S. states and their political subdivisions ..        711           24           8        727
     Foreign government bonds .....................................      1,961          199          14      2,146
     Corporate securities .........................................     68,130        2,682         898     69,914
     Mortgage-backed securities ...................................      4,787          157          19      4,925
                                                                     ---------   ----------  ----------
     Total fixed maturities available for sale ....................  $  83,304   $    3,254  $      972  $  85,586
                                                                     =========   ==========  ==========  =========
     Equity securities available for sale .........................  $     992   $      188  $      111  $   1,069
                                                                     =========   ==========  ==========  =========

                                                                                         2000
                                                                     ---------------------------------------------
                                                                                   Gross       Gross     Estimated
                                                                     Amortized   Unrealized  Unrealized     Fair
                                                                        Cost        Gains      Losses      Value
                                                                        ----        -----      ------      -----
                                                                                     (In Millions)
     Fixed maturities available for sale
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies ..................................  $   7,068   $      358  $        2  $   7,424
     Obligations of U.S. states and their political subdivisions ..      3,012          164           3      3,173
     Foreign government bonds .....................................      4,457          228          38      4,647
     Corporate securities .........................................     62,066        1,205       1,374     61,897
     Mortgage-backed securities ...................................      6,512          188          14      6,686
                                                                     ---------   ----------  ----------- ---------
     Total fixed maturities available for sale ....................  $  83,115   $    2,143  $    1,431  $  83,827
                                                                     =========   ==========  ==========  =========
     Equity securities available for sale .........................  $   2,266   $      239  $      188  $   2,317
                                                                     =========   ==========  ==========  =========

                                                                                         2000
                                                                     ---------------------------------------------
                                                                                   Gross       Gross     Estimated
                                                                     Amortized   Unrealized  Unrealized     Fair
                                                                        Cost        Gains      Losses      Value
                                                                        ----        -----      ------      -----
                                                                                     (In Millions)
     Fixed maturities held to maturity
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies ..................................  $       7   $       --  $       --  $       7
     Obligations of U.S. states and their political subdivisions ..         40            1           1         40
     Foreign government bonds .....................................        193           13          --        206
     Corporate securities .........................................     12,208          343         189     12,362
                                                                     ---------  -----------  ----------  ---------
     Total fixed maturities held to maturity ......................  $  12,448   $      357  $      190  $  12,615
                                                                     =========   ==========  ==========  =========

The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2001, is shown below:

                                                                       Available for Sale
                                                                     ----------------------
                                                                                 Estimated
                                                                     Amortized     Fair
                                                                        Cost       Value
                                                                        ----       -----
                                                                          (In Millions)
     Due in one year or less ......................................  $  10,424   $   10,577
     Due after one year through five years ........................     20,859       21,364
     Due after five years through ten years .......................     20,152       20,676
     Due after ten years ..........................................     27,082       28,044
     Mortgage-backed securities ...................................      4,787        4,925
                                                                     ---------   ----------
         Total ....................................................  $  83,304   $   85,586
                                                                     =========   ==========

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the repayment of held to maturity fixed maturities during 2001, 2000 and 1999 were $139 million, $3,266 million, and $4,957 million, respectively. Gross gains of $0 million, $8 million, and $73 million were realized on prepayment of held to maturity fixed maturities during 2001, 2000 and 1999, respectively.

Proceeds from the sale of available for sale fixed maturities during 2001, 2000 and 1999 were $84,629 million, $93,653 million and $117,685 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2001, 2000 and 1999 were $13,521 million, $6,318 million and $5,105 million, respectively. Gross gains of $1,270 million, $909 million and $884 million, and gross losses of $1,136 million, $1,408 million and $1,231 million were realized on sales and prepayments of available for sale fixed maturities during 2001, 2000 and 1999, respectively. Realized losses included $356 million in 2001 resulting from the sale of substantially all of the Company's Enron Corp. holdings.

Write-downs for impairments which were deemed to be other than temporary for fixed maturities were $777 million, $540 million and $266 million, and for equity securities were $238 million, $34 million and $205 million for the years ended 2001, 2000 and 1999, respectively.

Due to the adoption of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," on January 1, 2001, the aggregate amortized cost of the securities transferred to the "available for sale" portfolio was $11,937 million. Unrealized investment gains of $94 million, net of tax, were recorded in "Accumulated other comprehensive income (loss)" at the time of the transfer in 2001.

Commercial Loans

The Company's commercial loans were as follows at December 31,

                                                                            2001                         2000
                                                                -----------------------------------------------------
                                                                   Amount        % of           Amount         % of
                                                                (In Millions)    Total       (In Millions)     Total
                                                                -------------   -------      -------------    -------

     Collateralized loans by property type
     Office buildings ........................................      $ 3,548      23.5%          $ 3,727        23.1%
     Retail stores ...........................................        2,054      13.6%            2,465        15.3%
     Residential properties ..................................          158       1.0%              713         4.4%
     Apartment complexes .....................................        4,203      27.8%            4,455        27.6%
     Industrial buildings ....................................        2,685      17.8%            2,331        14.4%
     Agricultural properties .................................        1,908      12.6%            1,856        11.5%
     Other ...................................................          555       3.7%              597         3.7%
                                                                    -------     ------          -------       ------
         Subtotal of collateralized loans ....................       15,111     100.0%           16,144       100.0%
                                                                                ======                        ======
     Valuation allowance .....................................         (202)                       (225)
                                                                    -------                     -------
     Total collateralized loans ..............................      $14,909                     $15,919
                                                                    =======                     =======

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (27.0%) and New York (10.2%) at December 31, 2001.

Activity in the allowance for losses for commercial loans, for the years ended December 31, is summarized as follows:

                                                                     2001        2000      1999
                                                                     ----        ----      ----
                                                                             (In Millions)

     Allowance for losses, beginning of year .................        $ 225      $ 221     $ 427
     Allowance on loans acquired from Gibraltar Life .........          739        --        --
     Addition (release) of allowance for losses ..............          (24)        17      (201)
     Charge-offs, net of recoveries ..........................         (412)       (13)       (5)
     Change in foreign exchange ..............................            7        --        --
     Destacking ..............................................         (333)       --        --
                                                                      -----      -----     -----
     Allowance for losses, end of year .......................        $ 202      $ 225     $ 221
                                                                      ======     ======    =====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Impaired commercial loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                     2001       2000
                                                                     ----       ----
                                                                     (In Millions)
     Impaired commercial loans with allowance for losses ........   $ 155      $ 192
     Impaired commercial loans with no allowance for losses .....     222        247
     Allowance for losses, end of year ..........................     (36)       (35)
                                                                    -----      -----
     Net carrying value of impaired commercial loans ............   $ 341      $ 404
                                                                    ======     =====

Impaired commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $407 million, $565 million and $884 million for 2001, 2000 and 1999, respectively. Net investment income recognized on these loans totaled $32 million, $37 million and $55 million for the years ended December 31, 2001, 2000 and 1999, respectively.

Other Long-term Investments

The Company's "Other long-term investments" include investments in joint ventures and limited partnerships of $2,091 million and $2,391 million at December 31, 2001 and 2000, respectively. These investments include $957 million and $1,363 million in real estate related interests and $1,134 million and $1,028 million in non-real estate related interests at December 31, 2001 and 2000, respectively. The Company's share of net income from such entities was $84 million, $187 million and $217 million for the years ended 2001, 2000 and 1999, respectively, and is reported in "Net investment income."

Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:


                                                                          At December 31,
                                                                          ---------------
                                                                          2001      2000
                                                                          ----      ----
                                                                            (In Millions)
     STATEMENTS OF FINANCIAL POSITION
     Investments in real estate .....................................   $ 3,603   $ 3,617
     Investments in securities ......................................     1,694     1,899
     Cash and cash equivalents ......................................        87       111
     Other assets ...................................................       208       173
                                                                        -------   -------
     Total assets ...................................................   $ 5,592   $ 5,800
                                                                        =======   =======
     Borrowed funds-third party .....................................   $   598    $  598
     Borrowed funds-Prudential Financial ............................         2       --
     Other liabilities ..............................................     1,399     1,450
                                                                        -------   -------
     Total liabilities ..............................................     1,999     2,048
     Partners' capital ..............................................     3,593     3,752
                                                                        -------   -------
     Total liabilities and partners' capital ........................   $ 5,592   $ 5,800
                                                                        =======   =======
     Equity in partners' capital included above .....................   $   971   $ 1,030
     Equity in limited partnership interests not included above .....     1,120     1,361
                                                                        -------   -------
     Carrying value .................................................   $ 2,091   $ 2,391
                                                                        =======   =======

                                                                            For the years ended
                                                                                December 31,
                                                                                ------------
                                                                         2001       2000     1999
                                                                         ----       ----     ----
                                                                              (In Millions)

     STATEMENTS OF OPERATIONS
     Income of real estate joint ventures ...........................   $   245   $   257     $ 102
     Income of other limited partnership interests ..................       142       256       530
     Interest expense-third party ...................................       (31)      (31)       (7)
     Other expenses .................................................      (251)     (226)     (121)
                                                                        -------   -------     -----
     Net earnings ...................................................   $   105   $   256     $ 504
                                                                        =======   =======     =====
     Equity in net earnings included above ..........................   $    37   $    79     $ 122
     Equity in net earnings of limited partnership interests not
       included above ...............................................        47       108        95
                                                                        -------   -------     -----
     Total equity in net earnings ...................................   $    84   $   187     $ 217
                                                                        =======   =======     =====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

"Other long-term investments" also includes investments in the Company's separate accounts of $975 million and $1,077 million, investment real estate of $148 million and $239 million which is held through direct ownership and other miscellaneous investments of $610 million and $752 million at December 31, 2001 and 2000, respectively. Of the Company's real estate, $146 million and $181 million consist of commercial and agricultural assets held for disposal at December 31, 2001 and 2000, respectively. Impairment losses were $7 million, $0 million and $3 million for the years ended December 31, 2001, 2000 and 1999, respectively, and are included in "Realized investment gains (losses), net."

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                         2001      2000      1999
                                                         ----      ----      ----
                                                               (In Millions)
   Fixed maturities available for sale ..............  $ 6,826   $ 5,938   $ 5,602
   Fixed maturities held to maturity ................       12     1,028     1,217
   Trading account assets ...........................      294       734       622
   Equity securities available for sale .............       45        67        63
   Commercial loans .................................    1,432     1,370     1,401
   Policy loans .....................................      522       478       448
   Securities purchased under agreements to resell ..       11        28        25
   Broker-dealer related receivables ................      513     1,222       976
   Short-term investments and cash equivalents ......      461       683       490
   Other investment income ..........................      419       479       455
                                                       -------   -------   -------
   Gross investment income ..........................   10,535    12,027    11,299
   Less investment expenses .........................   (1,388)   (2,530)   (1,881)
                                                       -------   -------   -------
        Subtotal ....................................    9,147     9,497     9,418
   Less amount relating to discontinued operations ..       --        --       (51)
                                                       -------   -------   -------
   Net investment income ............................  $ 9,147   $ 9,497   $ 9,367
                                                       =======   =======   =======

Based on the carrying value, assets categorized as "non-income producing" at December 31, 2001 included in fixed maturities, equity securities, commercial loans and other long-term investments totaled $47 million, $6 million, $19 million and $33 million, respectively.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                         2001      2000      1999
                                                         ----      ----      ----
                                                               (In Millions)
   Fixed maturities .................................  $  (639)  $(1,066)  $  (557)
   Equity securities available for sale .............     (245)      450       223
   Commercial loans .................................        1        (5)      209
   Investment real estate ...........................       40        49       106
   Joint ventures and limited partnerships ..........       --       124       656
   Derivatives ......................................      120       165       305
   Other ............................................       14        (5)      (27)
                                                       -------   -------   -------
        Subtotal ....................................     (709)     (288)      915
   Less amount related to discontinued operations ...       --        --         9
                                                       -------   -------   -------
   Realized investment gains (losses), net ..........  $  (709)  $  (288)  $   924
                                                       =======   =======   =======

The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Investments," amounting to $0 million, $91 million and $114 million for the years ended 2001, 2000 and 1999, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income
(loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                      Impact of unrealized investment gains (losses) on:
                                                              ----------------------------------------------------------------
                                                                                                                 Accumulated
                                                                                                                    other
                                                                                                                comprehensive
                                                                                                    Deferred    income (loss)
                                                               Unrealized    Deferred                income     related to net
                                                                 gains        policy      Future       tax        unrealized
                                                              (losses) on  acquisition    policy   (liability)    investment
                                                              investments     costs      benefits    benefit    gains (losses)
                                                              -----------     -----      --------    -------    --------------
                                                                                        (In Millions)
   Balance, December 31, 1998 ..............................      $ 3,337     $  (260)    $(1,095)    $ (710)          $ 1,272
   Net investment gains (losses) on investments arising
     during the period .....................................       (5,089)         --          --      1,845            (3,244)
   Reclassification adjustment for (gains) losses included
     in net income .........................................          404          --          --       (146)              258
   Impact of net unrealized investment (gains) losses on
     deferred policy acquisition costs .....................           --         566          --       (213)              353
   Impact of net unrealized investment (gains) losses on
     future policy benefits ................................           --          --       1,092       (391)              701
                                                                  -------     -------     -------     ------           -------
   Balance, December 31, 1999 ..............................       (1,348)        306          (3)       385              (660)
   Net investment gains (losses) on investments arising
     during the period .....................................        1,458          --          --       (540)              918
   Reclassification adjustment for (gains) losses included
     in net income .........................................          621          --          --       (230)              391
   Impact of net unrealized investment (gains) losses on
     deferred policy acquisition costs .....................           --        (356)         --        132              (224)
   Impact of net unrealized investment (gains) losses on
     future policy benefits ................................           --          --        (101)        35               (66)
                                                                  -------     -------     -------     ------           -------
   Balance, December 31, 2000 ..............................          731         (50)       (104)      (218)              359
   Net investment gains (losses) on investments arising
     during the period .....................................          796          --          --       (294)              502
   Reclassification adjustment for (gains) losses included
     in net income .........................................          884          --          --       (327)              557
   Impact of net unrealized investment (gains) losses on
     deferred policy acquisition costs .....................           --        (270)         --         97              (173)
   Impact of net unrealized investment (gains) losses on
     future policy benefits ................................           --          --          27        (10)               17
   Destacking dividend to parent ...........................         (156)          3          --         50              (103)
                                                                  -------     -------     -------     ------           -------
   Balance, December 31, 2001 ..............................      $ 2,255     $  (317)    $   (77)    $ (702)          $ 1,159
                                                                  =======     =======     =======     ======           =======

The table below presents unrealized gains (losses) on investments by asset class:

                                                                           At December 31,
                                                                           ---------------
                                                                   2001        2000         1999
                                                                   ----        ----         ----
                                                                       (In Millions)
   Fixed maturities ........................................      $2,282      $   712     $(2,118)
   Equity securities .......................................          77           51         733
   Other long-term investments .............................        (104)         (32)         37
                                                                  ------      -------     -------
   Unrealized gains (losses) on investments ................      $2,255      $   731     $(1,348)
                                                                  ======      =======     =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreement to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                           2001       2000
                                                           ----       ----
                                                            (In Millions)

    Fixed maturities available for sale ..............   $ 11,009   $ 20,080
    Trading account assets ...........................        269      5,796
    Separate account assets ..........................      2,659      2,558
                                                         --------   --------
    Total securities pledged .........................   $ 13,937   $ 28,434
                                                         ========   ========

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. At December 31, 2001, the fair value of this collateral was approximately $5,162 million versus $19,329 million in 2000 of which $4,932 million versus $13,099 million in 2000 had either been sold or repledged.

Assets of $237 million and $2,538 million at December 31, 2001 and 2000, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $960 million and $1,227 million at December 31, 2001 and 2000, respectively, were held in voluntary trusts. Of these amounts, $244 million and $470 million at December 31, 2001 and 2000, respectively, related to the multi-state policyholder settlement described in Note 18. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $140 million and $48 million at December 31, 2001 and 2000, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $183 million and $779 million at December 31, 2001 and 2000, respectively. Restricted cash and securities of $0 million and $2,196 million at December 31, 2001 and 2000, respectively, were included in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

7. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                           2001       2000       1999
                                                           ----       ----       ----
                                                                 (In Millions)
   Balance, beginning of year ........................   $  7,063   $  7,324   $  6,462
   Capitalization of commissions, sales and issue
    expenses .........................................      1,385      1,324      1,333
   Amortization ......................................     (1,126)    (1,096)    (1,155)
   Change in unrealized investment gains and losses ..       (270)      (356)       566
   Foreign currency translation ......................       (184)      (154)       118
   Acquisition of subsidiary .........................         --         21         --
   Destacking ........................................     (1,746)        --         --
                                                         --------   --------   --------

   Balance, end of year ..............................   $  5,122   $  7,063   $  7,324
                                                         ========   ========   ========

8. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                           2001       2000
                                                           ----       ----
                                                            (In Millions)

   Life insurance ....................................   $ 50,886   $ 53,453
   Annuities .........................................     13,046     13,398
   Other contract liabilities ........................        396      1,008
                                                         --------   --------
   Total future policy benefits ......................   $ 64,328   $ 67,859
                                                         ========   ========

Participating insurance represented 37% and 40% of domestic individual life insurance in force at December 31, 2001 and 2000, respectively, and 92%, 94% and 95% of domestic individual life insurance premiums for 2001, 2000 and 1999, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. POLICYHOLDERS' LIABILITIES (continued)

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

The following table highlights the key assumptions generally utilized in calculating these reserves (excluding consideration of premium deficiency reserves):

          Product                            Mortality                   Interest Rate             Estimation Method
----------------------------  --------------------------------------  -------------------  ---------------------------------
   Life insurance .........   For Closed Block policies, rates            2.5% to 11.3%    Net level premium
                              guaranteed in calculating cash
                              surrender values; for remaining
                              policies, based on company experience
                              or standard industry tables
                              established at policy issue

   Individual annuities ...   1971 IAM, 1983 IAM and A2000                3.5% to 13.4%    Present value of expected future
                              individual annuity mortality tables                          payments based on historical
                              with certain modifications based on                          experience
                              company experience established at
                              policy issue

   Group annuities ........   1951 and 1983 Group Annuity Mortality       4.0% to 17.3%    Present value of expected future
                              Tables with certain modifications                            payments based on historical
                              based on company experience                                  experience
                              established at policy issue

   Other contract                                                         2.5% to 11.5%    Present value of expected future
   liabilities ............                                                                payments based on historical
                                                                                           experience

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $1,867 million and $2,002 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2001 and 2000, respectively.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                                         2001       2000
                                                         ----       ----
                                                          (In Millions)

   Individual annuities .............................  $  5,243   $  5,097
   Group annuities ..................................     1,900      2,022
   Guaranteed investment contracts and guaranteed
    interest accounts ...............................    13,031     12,852
   Interest-sensitive life contracts ................     3,788      3,809
   Dividend accumulations and other .................     9,563      8,942
                                                       --------   --------
   Policyholders' account balances ..................  $ 33,525   $ 32,722
                                                       ========   ========

Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. POLICYHOLDERS' LIABILITIES (continued)

Certain contract provisions that determine the policyholders' account balances are as follows:

                 Product                       Interest Rate             Withdrawal/Surrender Charges
-----------------------------------------  ----------------------  --------------------------------------------
    Individual annuities ................       2.5% to 16.0%      0% to 7% for up to 9 years

    Group annuities .....................       2.0% to 13.9%      Contractually limited or subject to market
                                                                   value adjustment

    Guaranteed investment contracts and
      guaranteed interest accounts ......       3.0% to 15.4%      Generally, subject to market value
                                                                   withdrawal provisions for any funds
                                                                   withdrawn other than for benefit responsive
                                                                   and contractual payments

    Interest-sensitive life contracts ...       3.0% to 6.8%       Various up to 10 years

    Dividend accumulations and other ....       2.0% to 11.5%      Generally, not subject to
                                                                   withdrawal/surrender charges, except for
                                                                   certain contracts where
                                                                   withdrawal/surrender is limited or subject
                                                                   to a market value adjustment

Unpaid Claims and Claim Adjustment Expenses

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                    2001                   2000                   1999
                                           ---------------------  ---------------------  ---------------------
                                            Accident   Property    Accident   Property    Accident   Property
                                              and        and         and        and         and        and
                                             Health    Casualty     Health    Casualty     Health    Casualty
                                             ------    --------     ------    --------     ------    --------
                                                                      (In Millions)
    Balance at January 1 .................   $ 1,701    $ 1,848     $ 1,735    $ 2,409     $ 2,307    $ 2,716
    Less reinsurance recoverables, net ...       246        608         378        451          50        533
                                             -------    -------     -------    -------     -------    -------
    Net balance at January 1 .............     1,455      1,240       1,357      1,958       2,257      2,183
                                             -------    -------     -------    -------     -------    -------
    Incurred related to:
      Current year .......................       632      1,440         537      1,271       4,218      1,249
      Prior years ........................       (45)      (113)        (22)      (150)        (73)       (54)
                                             -------    -------     -------    -------     -------    -------
    Total incurred .......................       587      1,327         515      1,121       4,145      1,195
                                             -------    -------     -------    -------     -------    -------
    Paid related to:
      Current year .......................       219        932         152        842       3,206        700
      Prior years ........................       312        553         265        634         874        720
                                             -------    -------     -------    -------     -------    -------
    Total paid ...........................       531      1,485         417      1,476       4,080      1,420
                                             -------    -------     -------    -------     -------    -------
    Acquisitions (dispositions) (a) ......        15         --          --       (363)       (965)        --
    Destacking ...........................        (8)    (1,082)         --         --          --         --
                                             -------    -------     -------    -------     -------    -------
    Net balance at December 31 ...........     1,518         --       1,455      1,240       1,357      1,958
    Plus reinsurance recoverables, net ...       129         --         246        608         378        451
                                             -------    -------     -------    -------     -------    -------
    Balance at December 31 ...............   $ 1,647    $    --     $ 1,701    $ 1,848     $ 1,735    $ 2,409
                                             =======    =======     =======    =======     =======    =======

(a) The 2001 accident and health increase relates to the acquisition of Gibraltar Life which was subsequently destacked. The reduction in the 2000 property and casualty balance is primarily attributable to the sale of Gibraltar Casualty Company; the 1999 accident and health reduction relates to the sale of the Company's healthcare business.

The accident and health reinsurance recoverable balance at December 31, 2001, 2000 and 1999 includes $117 million, $239 million and $371 million, respectively, attributable to the Company's discontinued healthcare business. The accident and health balance at January 1, 1999 includes $1,026 million attributable to the Company's discontinued healthcare business.

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business. The amounts incurred for claims and claim adjustment

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. POLICYHOLDERS' LIABILITIES (continued)

expenses for accident and health related to prior years were primarily due to improved long-term disability claim termination experience.

9. CLOSED BLOCK

Effective with demutualization, the Company adopted the American Institute of Certified Public Accountants Statement of Position ("SOP") 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts." SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of demutualization.

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the United States. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Because of the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The excess of Closed Block Liabilities over Closed Block Assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in "Accumulated other comprehensive income
(loss)") represents the estimated maximum future earnings from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. As required by SOP 00-3, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings in any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders and will be recorded as a policyholder dividend obligation to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. As of December 31, 2001, no such additional policyholder dividends were recorded. If over such period, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

On November 13, 2001, the Company's Board of Directors acted to reduce dividends, effective January 1, 2002, on Closed Block policies to reflect unfavorable investment experience that has emerged since July 1, 2000, the date the Closed Block was originally funded. This action resulted in a $104 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2001.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. CLOSED BLOCK (continued)

Closed Block Liabilities and Assets designated to the Closed Block at December 31, 2001, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

   Closed Block Liabilities and Closed Block Assets                December 31, 2001
                                                                   -----------------
                                                                     (In Millions)
   Closed Block Liabilities
       Future policy benefits ...................................       $ 47,239
       Policyholders' dividends payable .........................          1,171
       Policyholders' account balances ..........................          5,389
       Other Closed Block liabilities ...........................          4,603
                                                                        --------
            Total Closed Block Liabilities ......................       $ 58,402
                                                                        --------

   Closed Block Assets
       Total investments ........................................       $ 52,492
       Cash .....................................................          1,810
       Accrued investment income ................................            716
       Other Closed Block assets ................................            635
                                                                        --------
            Total Closed Block Assets ...........................       $ 55,653
                                                                        --------

   Excess of reported Closed Block Liabilities over Closed
     Block Assets ...............................................       $  2,749
   Portion of above representing other comprehensive income .....            792
                                                                        --------
   Maximum future earnings to be recognized from Closed
     Block Assets and Closed Block Liabilities ..................       $  3,541
                                                                        ========

Closed Block revenues and benefits and expenses for the period from the date of demutualization through December 31, 2001 were as follows:

                                                                   December 18, 2001
                                                                        through
   Closed Block Revenues and Benefits and Expenses                 December 31, 2001
                                                                   -----------------
                                                                     (In Millions)
   Revenues
     Premiums ...................................................       $    293
     Net investment income ......................................            129
     Realized investment gains, net .............................             24
     Other income ...............................................              3
                                                                        --------
       Total Closed Block revenues ..............................            449
                                                                        --------

   Benefits and Expenses
     Policyholders' benefits ....................................            288
     Interest credited to policyholders' account balances .......              5
     Dividends to policyholders .................................            100
     General and administrative expense charge ..................             33
                                                                        --------
       Total Closed Block benefits and expenses .................            426
                                                                        --------

     Closed Block benefits and expenses, net of Closed Block
       revenues before income taxes .............................             23
                                                                        --------

   Income taxes .................................................              2
                                                                        --------

   Closed Block benefits and expenses, net of Closed Block
     revenues and income taxes ..................................       $     21
                                                                        ========

10. REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. REINSURANCE (continued)

The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                             2001      2000      1999
                                             ----      ----      ----
                                                  (In Millions)

    Direct premiums .....................  $ 13,066  $ 10,686  $ 10,121
      Reinsurance assumed ...............        95        86        66
      Reinsurance ceded .................      (684)     (591)     (659)
                                           --------  --------  --------
    Premiums ............................  $ 12,477  $ 10,181  $  9,528
                                           ========  ========  ========
    Policyholders' benefits ceded .......  $    845  $    642  $    483
                                           ========  ========  ========

Reinsurance recoverables, included in "Other assets" at December 31, were as follows:

                                             2001      2000
                                             ----      ----
                                             (In Millions)

    Life insurance ......................  $    712  $    674
    Property and casualty ...............        --       628
    Other reinsurance ...................        82        76
                                           --------  --------
    Total reinsurance recoverable .......  $    794  $  1,378
                                           ========  ========

Three major reinsurance companies account for approximately 67% of the reinsurance recoverable at December 31, 2001. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Reinsurance recoverables, included in "Due from parent and affiliates" and reinsurance payables included in "Due to parent and affiliates" at December 31, 2001, were $309 million and $128 million, respectively. Reinsurance recoverables and payables are due from/to the following companies: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Prumerica Life S.P.A. and The Prumerica Life Insurance Company, Inc.

11. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

                                             2001      2000
                                             ----      ----
                                             (In Millions)

    Commercial paper ....................  $  3,022  $  7,686
    Notes payable .......................        61     2,728
    Current portion of long-term debt ...       754       717
                                           --------  --------
    Total short-term debt ...............  $  3,837  $ 11,131
                                           ========  ========

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 4.6% and 6.4% at December 31, 2001 and 2000, respectively.

At December 31, 2001, the Company had $4,075 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. At December 31, 2001 and 2000, a portion of commercial paper borrowings were supported by $4,000 million and $3,500 million of the Company's existing lines of credit, respectively. At December 31, 2001 and 2000, the weighted average maturity of commercial paper outstanding was 21 and 25 days, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. SHORT-TERM AND LONG-TERM DEBT (continued)

Long-term Debt

Long-term debt at December 31, is as follows:

                                             Maturity
    Description                                Dates          Rate         2001      2000
    -----------                                -----          ----         ----      ----
                                                                            (In Millions)
    Fixed rate notes
      U.S. Dollar .......................    2002-2023     5.97%-8.17%    $1,066    $  758
    Floating rate notes ("FRNs")
      U.S. Dollar .......................    2002-2004             (a)       591       640
      Canadian Dollar ...................       2003               (b)        80        96
      Great Britain Pound ...............       2002               (c)        --        20
    Surplus notes .......................    2003-2025    6.875%-8.30%       989       988
                                                                          ------    ------
    Total long-term debt ................                                 $2,726    $2,502
                                                                          ======    ======

(a) The interest rates on the U.S. dollar denominated FRNs are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest rates on the U.S. dollar denominated FRNs ranged from 2.07% to 6.99% in 2001 and 5.99% to 7.08% in 2000. The 2000 interest rate range excludes a $29 million S&P 500 index linked note which had an interest rate range of 0.10% to 0.46%.

(b) The interest rate on the Canadian Dollar denominated FRN is based on the Canadian Bankers Acceptances Rate (CADBA) less 0.30%. This note has a contractual floor of 6.00% with a contractual cap of 9.125%. This rate ranged from 6.00% to 6.84% and 6.12% to 6.84% in 2001 and 2000, respectively.

(c) The interest rate on the Great Britain Pound denominated FRN was based on the three month Sterling LIBOR plus 0.10% per year. This rate ranged from 6.22% to 6.89% in 2000.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2001 and 2000, the Company was in compliance with all debt covenants.

Payment of interest and principal on the surplus notes issued after 1993, of which $690 million and $689 million were outstanding at December 31, 2001 and 2000, respectively, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey ("the Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2001, the Company has met these statutory capital requirements.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by contractual formulas and may be subject to certain minimum or maximum rates. See Note 17 for additional information on the Company's use of derivative instruments.

Interest expense for short-term and long-term debt was $641 million, $1,056 million, and $863 million, for the years ended December 31, 2001, 2000, and 1999, respectively. Securities business related interest expense of $287 million, $456 million and $312 million for the years ended December 31, 2001, 2000 and 1999, respectively, is included in "Net investment income."

12. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees as well as employees of certain destacked subsidiaries. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. For some employees, benefits are based on final average earnings and length of service, while other employees are based on an account balance that takes into consideration age, service and salary during their career. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines.

The Company provides certain life insurance and health care benefits ("other postretirement benefits") for retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents. The health care plan is contributory; the life insurance plan is non-contributory. Employees generally become eligible to receive other postretirement

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. EMPLOYEE BENEFIT PLANS (continued)

benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

                                                                                          Other
                                                                                      Postretirement
                                                               Pension Benefits          Benefits
                                                               ----------------          --------
                                                                2001       2000       2001       2000
                                                                ----       ----       ----       ----
                                                                            (In Millions)
    Change in benefit obligation
    Benefit obligation at the beginning of period ..........  $(5,461)   $(5,430)   $(1,996)   $(1,941)
    Service cost ...........................................     (167)      (140)       (18)       (29)
    Interest cost ..........................................     (431)      (427)      (150)      (151)
    Plan participants' contributions .......................       --         --         (8)        (7)
    Amendments .............................................        6        112         --        221
    Acquisitions ...........................................     (765)        --         --         --
    Variable annuity purchase ..............................      232         --         --         --
    Actuarial gains (losses) ...............................     (510)        34        (77)      (262)
    Contractual termination benefits .......................       (1)       (17)        --         --
    Benefits paid ..........................................      462        407        152        172
    Foreign currency changes ...............................       28         --          1          1
    Destacking .............................................      756         --         69         --
                                                              -------    -------    -------    -------
    Benefit obligation at end of period ....................  $(5,851)   $(5,461)   $(2,027)   $(1,996)
                                                              =======    =======    =======    =======

    Change in plan assets
    Fair value of plan assets at beginning of period .......  $10,356    $ 9,468    $ 1,560    $ 1,548
    Actual return on plan assets ...........................   (1,114)     1,270        (82)       170
    Variable annuity purchase ..............................     (232)        --         --         --
    Employer contributions .................................       81         25          9          7
    Plan participants' contributions .......................       --         --          8          7
    Benefits paid ..........................................     (462)      (407)      (152)      (172)
    Destacking .............................................       (1)        --         --         --
                                                              -------    -------    -------    -------
    Fair value of plan assets at end of period .............  $ 8,628    $10,356    $ 1,343    $ 1,560
                                                              =======    =======    =======    =======

    Funded status
    Funded status at end of period .........................  $ 2,777    $ 4,895    $  (684)   $  (436)
    Unrecognized transition (asset) liability ..............     (236)      (342)       159        207
    Unrecognized prior service costs .......................       42         65          1          1
    Unrecognized actuarial net gain ........................     (351)    (2,956)      (169)      (498)
    Effects of fourth quarter activity .....................        6          9          1          2
                                                              -------    -------    -------    -------
    Net amount recognized ..................................  $ 2,238    $ 1,671    $  (692)   $  (724)
                                                              =======    =======    =======    =======

    Amounts recognized in the Statements of Financial
     Position
    Prepaid benefit cost ...................................  $ 2,570    $ 2,022    $    --    $    --
    Accrued benefit liability ..............................     (379)      (382)      (692)      (724)
    Intangible asset .......................................        2          7         --         --
    Accumulated other comprehensive income .................       45         24         --         --
                                                              -------    -------    -------    -------
    Net amount recognized ..................................  $ 2,238    $ 1,671    $  (692)   $  (724)
                                                              =======    =======    =======    =======

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $461 million, $379 million and $0 million, respectively, at September 30, 2001 and $464 million, $384 million and $1 million, respectively, at September 30, 2000.

Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,867 million and $7,381 million are included in Separate Account assets and liabilities at September 30, 2001 and 2000, respectively.

In 2001, the pension plan purchased a variable annuity contract for $232 million from Prudential Insurance. The approximate future annual benefit payment for the variable annuity contract was $14 million.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. EMPLOYEE BENEFIT PLANS (continued)

The benefit obligation for pensions decreased by $6 million in the year 2001 for miscellaneous changes related to the cash balance formula. The benefit obligation for pensions decreased by a net $112 million in the year 2000 for the effect of a Cost of Living Adjustment ("COLA") and the introduction of the cash balance formula of ($134) million and $246 million, respectively. The COLA was effective as of July 1, 2000 and increased benefits, subject to a maximum, to retirees based upon their year of retirement. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

Other postretirement benefit plan assets consist of group and individual life insurance policies, common stocks, corporate debt securities, U.S. government securities, short-term investments and tax-exempt municipal debt. Plan assets include $395 million and $463 million of Company insurance policies at September 30, 2001 and 2000, respectively.

The benefit obligation for other postretirement benefits was not affected by amendments in 2001. The benefit obligation for other postretirement benefits decreased by $221 million in the year 2000 for changes in the substantive plan made to medical, dental and life benefits for individuals retiring on or after January 1, 2001. The significant cost reduction features relate to the medical and life benefits. The Company adopted a cap that limits its long-term cost commitment to retiree medical coverage. The cap is defined as two times the estimated company contribution toward the cost of coverage per retiree in 2000. The new life insurance plan provides a reduced benefit of $10,000 of life insurance to retirees.

The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

Net periodic (benefit) cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:

                                                                                         Other
                                                            Pension Benefits        Postretirement Benefits
                                                            ----------------        -----------------------
                                                          2001    2000    1999       2001      2000    1999
                                                          ----    ----    ----       ----      ----    ----
                                                                          (In Millions)
     Components of net periodic (benefit) cost
     Service cost ......................................  $ 167   $ 140   $ 193       $  18    $  29   $  39
     Interest cost .....................................    431     427     410         150      150     141
     Expected return on plan assets ....................   (880)   (799)   (724)       (134)    (133)   (121)
     Amortization of transition amount .................   (106)   (106)   (106)         17       36      47
     Amortization of prior service cost ................     12      47      45         --       --      --
     Amortization of actuarial net (gain) loss .........    (85)    (77)      4         (16)     (24)    (10)
     Special termination benefits - discontinued
       operations ......................................    --      --       51         --       --        2
     Curtailment (gain) loss - discontinued
       operations ......................................    --      --     (122)        --       --      108
     Contractual termination benefits ..................      4       6      48         --       --      --
                                                          ------  -----   -----       -----    -----   -----
         Subtotal ......................................   (457)   (362)   (201)         35       58     206
     Less amounts included in discontinued operations ..    --      --       84         --              (130)
                                                          ------  -----   -----       -----    -----   -----
     Net periodic (benefit) cost .......................  $(457)  $(362)  $(117)      $  35    $  58   $  76
                                                          ======  =====   =====       =====    =====   =====

The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:

                                                                                                          Other
                                                             Pension Benefits                    Postretirement Benefits
                                                             ----------------                    -----------------------
                                                        2001       2000      1999            2001          2000          1999
                                                        ----       ----      ----            ----          ----          ----
     Weighted-average assumptions
     Discount rate (beginning of period) ...........    7.75%     7.75%      6.50%          7.75%         7.75%         6.50%
     Discount rate (end of period) .................    7.25%     7.75%      7.75%          7.25%         7.75%         7.75%
     Rate of increase in compensation levels
       (beginning of period) .......................    4.50%     4.50%      4.50%          4.50%         4.50%         4.50%
     Rate of increase in compensation levels
       (end of period) .............................    4.50%     4.50%      4.50%          4.50%         4.50%         4.50%
     Expected return on plan assets ................    9.50%     9.50%      9.50%          9.00%         9.00%         9.00%
     Health care cost trend rates ..................     --        --         --         6.76 - 8.76%  7.10 - 9.50% 7.50 - 10.30%
     Ultimate health care cost trend rate after
       gradual decrease until 2006 .................     --        --         --            5.00%         5.00%         5.00%

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. EMPLOYEE BENEFIT PLANS (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                                   Other
                                                          Postretirement Benefits
                                                          -----------------------
                                                                    2001
                                                                    ----
                                                               (In Millions)
     One percentage point increase
     Increase in total service and interest costs .......           $ 10
     Increase in postretirement benefit obligation ......            125

     One percentage point decrease
     Decrease in total service and interest costs .......           $  8
     Decrease in postretirement benefit obligation ......            108

Postemployment Benefits

The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2001 and 2000 was $183 million and $152 million, respectively, and is included in "Other liabilities."

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4%, 3% and 3% of annual salary for 2001, 2000 and 1999, respectively. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                     401(k) Company Match
                                                                     --------------------
                                                                  2001      2000       1999
                                                                  ----      ----       ----
                                                                       (In Millions)

     Company match ......................................         $ 72      $ 62       $ 60
     Less amount included in discontinued operations ....           --        --         (8)
                                                                   ---      ----       ----
     401(k) Company match included in general and
       administrative expenses ..........................         $ 72      $ 62       $ 52
                                                                  =====     ====       ====

Stock Options

Prudential Financial adopted a stock option plan pursuant to which it may grant stock options, as well as stock appreciation rights, to employees and non-employees (i.e., statutory agents who perform services for Prudential Financial and participating subsidiaries) of the Company. Prudential Financial elected to apply Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" and related interpretations in accounting for employee stock options, pursuant to which compensation expense is not recorded if the option exercise price is no less than the fair market value of Prudential Financial common stock on the date the option is granted. Prudential Financial charges the Company for expenses incurred in connection with grants of options to non-employees. These charges were $270 thousand in 2001.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                               2001       2000      1999
                                               ----       ----      ----
                                                      (In Millions)
     Current tax expense (benefit)
         U.S.................................. $(1,021)   $  362    $  614
         State and local .....................      57        31        84
         Foreign .............................      43        41        (8)
                                               -------    ------    ------
         Total ...............................    (921)      434       690
     Deferred tax expense (benefit)
         U.S. ................................     765       (86)      206
         State and local .....................     (73)      (37)       44
         Foreign .............................     171        95       102
                                               -------    ------    ------
         Total ...............................     863       (28)      352
                                               -------    ------    ------
     Total income tax expense (benefit) ...... $   (58)   $  406    $1,042
                                               =======    ======    ======

The Company's actual income tax expense (benefit) for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                               2001       2000      1999
                                               ----       ----      ----
                                                      (In Millions)
     Expected federal income tax expense ..... $   (77)   $  254    $  789
     Non-deductible expenses .................     228        61        33
     Equity tax ..............................    (200)      100       190
     Non-taxable investment income ...........     (83)      (42)      (78)
     State and local income taxes ............     (12)       (4)       83
     Other ...................................      86        37        25
                                               -------    ------    ------
         Total income tax expense (benefit) .. $   (58)   $  406    $1,042
                                               =======    ======    ======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                         2001       2000
                                                         ----
                                                        (In Millions)
     Deferred tax assets
         Insurance reserves ........................   $  1,185    $ 1,371
         Policyholder dividends ....................        231        297
         Litigation related reserves ...............         84         32
         Net operating loss carryforwards ..........         51        353
         Investments ...............................         60       (129)
                                                       --------    -------
         Deferred tax assets before valuation
         allowance .................................      1,611      1,924
         Valuation allowance .......................        (25)       (38)
                                                       --------    -------
         Deferred tax assets after valuation
         allowance .................................      1,586      1,886
                                                       --------    -------
     Deferred tax liabilities
         Deferred policy acquisition costs .........      1,212      1,858
         Net unrealized investment gains (losses) ..        845        273
         Employee benefits .........................        740         16
         Depreciation ..............................         40         71
         Other .....................................        378       (137)
                                                       --------    -------
         Deferred tax liabilities ..................      3,215      2,081
                                                       --------    -------
     Net deferred tax liability ....................   $ (1,629)   $  (195)
                                                       ========    =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2001 and 2000, respectively, the Company had federal net operating loss carryforwards of $61 million and $848 million, which expire between 2009 and 2018. At December 31, 2001 and 2000, respectively, the Company had state operating loss carryforwards for tax purposes approximating $1,867 million and $509 million, which expire between 2005 and 2021.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.   INCOME TAXES (continued)

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has completed its examination of 1996 and has begun its examination of 1997 through 2000.

14.   STOCKHOLDER'S EQUITY

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In connection with the demutualization, unassigned surplus was reduced to zero, thereby limiting Prudential Insurance's ability to pay a dividend in 2002 primarily to the amount of its statutory net gain from operations, not including realized investment gains, for the period subsequent to the date of demutualization. In addition, Prudential Insurance must obtain prior non-disapproval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance's surplus as of the preceding December 31 or its net gain from operations for the twelve month period ending on the preceding December 31. The laws regulating dividends of Prudential Insurance's insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey's.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments and certain assets on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $(896) million, $149 million and $333 million for the years ended December 31, 2001, 2000 and 1999, respectively. Statutory surplus of Prudential Insurance amounted to $6,420 million and $8,640 million at December 31, 2001 and 2000, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

15.   RELATED PARTY TRANSACTIONS

Service Agreements

The Company has service agreements with Prudential Financial and certain subsidiaries of Prudential Financial, that prior to the destacking, were subsidiaries of Prudential Insurance. These companies include, along with their subsidiaries, PRUCO, Inc. (includes Prudential Securities Group Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential IBH Holdco, Inc., The Prudential Real Estate Affiliates, Inc., Prudential International Investments Corporation, and Prudential Japan Holdings Inc. Under the agreements, the Company furnishes the services of its officers and employees, provides supplies, use of equipment, office space, accounts payable processing functions, makes operating advances, and engages in other transactions in the normal course of business. The Company charges these companies based on the level of service provided and amounts advanced. The amounts due to the Company at December 31, 2001 totaled $193 million and are included in "Due from parent and affiliates."

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and Prudential Financial makes tax payments under the consolidated federal income tax return for the Company. The Company is charged based on the level of service received and payments made on their behalf.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.   RELATED PARTY TRANSACTIONS (continued)

The amounts due to Prudential Financial and certain subsidiaries at December 31, 2001 totaled $235 million and are included in "Due to parent and affiliates."

Notes Receivable

Prudential Funding, LLC, a wholly owned consolidated subsidiary of the Company borrows funds primarily through the issuance of commercial paper, private placement medium-term notes, Eurobonds, Euro-commercial paper and Euro medium-term notes which are reflected in "Short-term debt" and "Long-term debt." Historically, Prudential Funding, LLC lent net proceeds to Prudential Insurance and its subsidiaries generally at cost. At demutualization, the interest rates on loans to the destacked subsidiaries were adjusted to market rates. Loans made to destacked subsidiaries after demutualization will be made at market rates of interest. Accrued interest receivable related to these loans is included in "Due from parent and affiliates." At December 31, 2001, "Due from parent and affiliates" includes affiliated notes receivable of the following:

                                                                     Maturity
    Description                                                        Dates        Rates            2001
    -----------                                                        -----        -----            ----
                                                                                                  (In Millions)
    U.S. Dollar floating rate notes (a) .......................      2002-2005   1.78% - 7.29%         $ 2,590
    Japanese Yen fixed rate note ..............................        2008          1.92%                 565
    Great Britain Pound floating rate note ....................        2004      2.99% - 5.59%              77
                                                                                                  ------------
    Total long-term notes receivable - affiliated (b) .........                                          3,232
    Short-term notes receivable - affiliated (c) ..............                                          2,016
                                                                                                  ------------
    Total notes receivable - affiliated .......................                                        $ 5,248
                                                                                                  ============

(a) On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years which is included in floating rate notes. Also, included within floating rate notes is the current portion of long-term notes receivable, which is $150 million at December 31, 2001.
(b) All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (a) above.
(c) Short-term notes receivable have variable rates which averaged 2.28% at December 31, 2001. Short-term notes receivable are payable on demand.

Reinsurance

As discussed in Note 10, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Stock Based Compensation

Prudential Financial adopted a stock option plan in which eligible participants were granted options to purchase shares of Prudential Financial's common stock as discussed in Note 12.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

16.   FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The methods and assumptions discussed below were used in calculating the estimated fair values of the instruments. See Note 17 for a discussion of derivative instruments.

Fixed Maturities and Equity Securities

Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

Commercial Loans

The estimated fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Mortgage Securitization Inventory

The estimated fair value of the mortgage securitization inventory is primarily based upon the intended exit strategy for the mortgage loans, including securitization and whole loan sales. For loans expected to be securitized, the value is estimated using a pricing model that, among other factors, considers current investor yield requirements for subordination and yield. This activity was part of operations destacked on the date of demutualization as discussed in
Note 1.

Notes Receivable - Affiliated

The estimated fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.

Investment Contracts

For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Debt

The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

16.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,

                                                                 2001                  2000
                                                                 ----                  ----
                                                          Carrying  Estimated   Carrying  Estimated
                                                           Amount   Fair Value   Amount   Fair Value
                                                           ------   ----------   ------   ----------
                                                                         (In Millions)
     FINANCIAL ASSETS
     Other than trading
     Fixed maturities
         Available for sale .............................  $85,586    $85,586   $ 83,827    $83,827
         Held to maturity ...............................       --         --     12,448     12,615
     Equity securities ..................................    1,069      1,069      2,317      2,317
     Commercial loans ...................................   14,909     15,568     15,919     15,308
     Policy loans .......................................    7,930      8,867      8,046      8,659
     Short-term investments .............................    4,048      4,048      5,029      5,029
     Mortgage securitization inventory ..................       --         --      1,420      1,448
     Cash and cash equivalents ..........................    6,587      6,587      7,676      7,676
     Restricted cash and securities .....................       --         --      2,196      2,196
     Notes receivable - affiliated ......................    5,248      5,299         --         --
     Separate account assets ............................   76,736     76,736     82,217     82,217

     Trading
     Trading account assets .............................  $   882    $   882   $  7,217    $ 7,217
     Broker-dealer related receivables ..................       --         --     11,860     11,860
     Securities purchased under agreements to resell ....      110        110      5,395      5,395
     Cash collateral for borrowed securities ............       --         --      3,858      3,858

     FINANCIAL LIABILITIES
     Other than trading
     Investment contracts ...............................  $25,814    $26,346   $ 25,033    $25,359
     Securities sold under agreements to repurchase .....    5,952      5,952      7,162      7,162
     Cash collateral for loaned securities ..............    4,808      4,808      4,762      4,762
     Short-term and long-term debt ......................    6,563      6,713     13,633     13,800
     Securities sold but not yet purchased ..............       --         --        157        157
     Separate account liabilities .......................   76,736     76,736     82,217     82,217

     Trading
     Broker-dealer related payables .....................  $    --    $    --   $  5,965    $ 5,965
     Securities sold under agreements to repurchase .....      178        178      7,848      7,848
     Cash collateral for loaned securities ..............       --         --      6,291      6,291
     Securities sold but not yet purchased ..............      108        108      4,802      4,802

17.   DERIVATIVE INSTRUMENTS

Adoption of Statement of Financial Accounting Standards ("SFAS") No. 133

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

Upon its adoption of SFAS No. 133, the Company reclassified "held to maturity" securities with a fair market value of approximately $12,085 million to "available-for-sale" as permitted by the new standard. This reclassification resulted in unrealized investment gains of $94 million, net of tax, which were recorded as a component of "Accumulated other comprehensive income (loss)."

Accounting for Derivatives and Hedging Activities

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17.  DERIVATIVE INSTRUMENTS (continued)

Derivatives held for trading purposes were used in the Company's securities operations to meet the needs of customers and by the Company's commercial mortgage securitizations business. Both of these businesses have been destacked. Trading derivatives are also utilized in a limited-purpose subsidiary primarily through the operation of hedge portfolios. Trading derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity.

Derivatives held for trading purposes are recorded at fair value in the Consolidated Statements of Financial Position either as assets, within "Trading account assets" or "Broker-dealer related receivables," or as liabilities within "Broker-dealer related payables" or "Other liabilities." Realized and unrealized changes in fair value are included in "Commissions and other income" in the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives held for purposes other than trading are used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Other than trading derivatives are also used to manage the characteristics of the Company's asset/liability mix, manage the interest rate characteristics of invested assets and to mitigate the risk of a diminution, upon translation to U.S. dollars, of expected non-U.S. earnings resulting from unfavorable changes in currency exchange rates.

Derivatives held for purposes other than trading are recognized on the Consolidated Statements of Financial Position at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for special hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in "Realized investment gains (losses), net." The ineffective portion of derivatives accounted for using both cash flow and fair value hedge accounting for the period ended December 31, 2001 was not material to the results of operations of the Company.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item (including firm commitments or forecasted transactions); (2) the derivative expires or is sold, terminated, or exercised; (3) the derivative is no longer designated as a hedge instrument, because (a) it is unlikely that a forecasted transaction will occur;
(b) because a hedged firm commitment no longer meets the definition of a firm commitment; or (c) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as a highly effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability, which normally would not be carried at fair value, will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative will continue to be carried on the balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment will be removed from the balance sheet and recognized as a gain or loss in current-period earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current-period earnings. For the year ended December 31, 2001, there were no reclassifications to earnings due to firm commitments no longer deemed probable or due to forecasted transactions that had not occurred by the end of the originally specified time period.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17.  DERIVATIVE INSTRUMENTS (continued)

designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement line item associated with the hedged item. Under certain circumstances, the change in fair value of an unhedged item is either not recorded or recorded instead in "Accumulated other comprehensive income (loss)." When such items are hedged and the hedge qualifies as a fair value hedge, the change in fair value of the hedged item and the derivative are reported on a net basis in "Realized investment gains (losses), net."

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses are reclassified to the income statement classification of the hedged item.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes.

                                                                               (In Millions)
         Additions due to cumulative effect of change in accounting principle
             upon adoption of SFAS No. 133 at January 1, 2001 ..................   $  8
         Net deferred losses on cash flow hedges from January 1 to December 31,
             2001 ..............................................................      3
         Amount reclassified into current period earnings ......................    (18)
         Destacking ............................................................     15
                                                                                    ----
                  Balance, December 31, 2001 ...................................   $  8
                                                                                    ====

It is anticipated that a pre-tax gain of approximately $29 million will be reclassified from "Accumulated other comprehensive income (loss)" to earnings during the year ended December 31, 2002 and offset by equal amounts pertaining to the hedged items. The maximum length for which variable cash flows are hedged is 7 years. Income amounts deferred in "Accumulated other comprehensive income
(loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Stockholder's Equity.

When a derivative is designated as a foreign currency hedge and is determined to be effective, changes in its fair value are recorded in either current period earnings or "Accumulated other comprehensive income (loss)," depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). If, however, a derivative is used as a hedge of a net investment in a foreign operation, its changes in fair value, to the extent effective as a hedge, are recorded in the cumulative translation adjustments account within "Accumulated other comprehensive income (loss)." Those amounts, before applicable taxes, were gains of $75 million in 2001, $88 million in 2000 and a loss of $47 million in 1999.

If a derivative does not qualify for hedge accounting as described above, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in its fair value are included in current earnings without considering changes in fair value of the hedged assets or liabilities. See "Types of Derivative Instruments" for further discussion of the classification of derivative activity in current earnings. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

The Company occasionally purchases a financial instrument that contains a derivative instrument that is "embedded" in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17.  DERIVATIVE INSTRUMENTS (continued)

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

As discussed above, if an interest rate swap does not qualify for hedge accounting, changes in its fair value are included in "Realized investment gains (losses), net" without considering changes in fair value of the hedged assets or liabilities. During the period that interest rate swaps are outstanding, net receipts or payments are included in "Net investment income." Net interest receipts (payments) were $(29) million in 2001, $11 million in 2000 and $(4) million in 1999.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)

transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Forward contracts are used by the Company to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The later activity was exited in connection with the restructuring of Prudential Securities Group Inc.'s capital markets activities as discussed in
Note 4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

The tables below summarize the Company's outstanding positions by derivative instrument types at December 31, 2001 and 2000. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative gains and losses. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                Derivative Financial Instruments
                                                        December 31, 2001

                                                      Trading                 Other than Trading                   Total
                                                   ---------------  ---------------------------------------- -------------------
                                                                                               Non-Hedge
                                                                                               ---------
                                                                    Hedge Accounting          Accounting
                                                                    ----------------          ----------
                                                          Estimated           Estimated            Estimated           Estimated
                                                             Fair                Fair                 Fair                Fair
                                               Notional     Value   Notional    Value    Notional    Value   Notional    Value
                                               --------     -----   --------    -----    --------    -----   --------    -----
                                                                             (In Millions)
Swap Instruments
Interest rate
  Asset .................................      $ 16,824   $   724  $    --    $   --    $  2,039    $   69    $ 18,863  $   793
  Liability .............................        18,084       767       --        --       1,402        26      19,486      793
Currency
  Asset .................................         1,201       135      605        32         742        88       2,548      255
  Liability .............................         1,307       177       --        --         234        17       1,541      194
Equity and commodity
  Asset .................................            35         7       --        --          29         2          64        9
  Liability .............................            70         7       --        --          --        --          70        7
Forward contracts
Interest rate
  Asset .................................           600         2       --        --          --        --         600        2
  Liability .............................           851         2       --        --          --        --         851        2
Currency
  Asset .................................         2,903       100    1,006         7       3,537       127       7,446      234
  Liability .............................         3,689       111      362         6       1,016        41       5,067      158
Futures contracts
Interest rate
  Asset .................................         3,732         1       --        --       1,610        11       5,342       12
  Liability .............................           398        --       --        --         599         9         997        9
Equity and commodity
  Asset .................................           --         --       --        --         171         4         171        4
  Liability .............................           --         --       --        --         625         1         625        1
Option contracts
Interest rate
  Asset .................................        10,635        72       --        --         338         3      10,973       75
  Liability .............................         8,250        48       --        --          --        --       8,250       48
                                               --------   -------  -------    ------    --------    ------    --------  -------
Total Derivatives
  Assets ................................      $ 35,930   $ 1,041  $ 1,611    $   39    $  8,466    $  304    $ 46,007  $ 1,384
                                               ========   =======  =======    ======    ========    ======    ========  =======
  Liabilities ...........................      $ 32,649   $ 1,112  $   362    $    6    $  3,876    $   94    $ 36,887  $ 1,212
                                               ========   =======  =======    ======    ========    ======    ========  =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)

                        Derivative Financial Instruments
                                December 31, 2000

                                                   Trading                  Other than Trading                       Total
                                                -------------  ---------------------------------------------     ---------------
                                                                                               Non-Hedge
                                                                                               ---------
                                                                     Hedge Accounting          Accounting
                                                                   --------------------    -------------------
                                                         Estimated              Estimated            Estimated            Estimated
                                                         ---------              ---------            ---------            ---------
                                                            Fair                   Fair                 Fair                 Fair
                                                            ----                   ----                 ----                 ----
                                                Notional   Value     Notional     Value    Notional    Value     Notional   Value
                                                --------   -----    ----------    -----    --------    -----     --------   -----
                                                                                 (In Millions)
Swap Instruments
Interest rate
  Asset ...................................     $  9,693    $  352   $   --     $  --      $ 1,908    $   57     $ 11,601    $  409
  Liability ...............................       10,521       370       --        --        2,126        81       12,647       451
Currency
  Asset ...................................            7        --       --        --          383        31          390        31
  Liability ...............................           30        34       --        --          302        20          332        54
Equity and commodity
  Asset ...................................           55        14       --        --           46        17          101        31
  Liability ...............................           55        12       --        --           --        --           55        12
Forward contracts
Interest rate
  Asset ...................................        3,469        33       --        --           --        --        3,469        33
  Liability ...............................        3,319        33       --        --           --        --        3,319        33
Currency
  Asset ...................................        6,044       185      472         9        2,319        29        8,835       223
  Liability ...............................        5,897       195      429         9           27        79        6,353       283
Equity and commodity
  Asset ...................................        2,091        75       --        --           --        --        2,091        75
  Liability ...............................        1,923        75       --        --           --        --        1,923        75
Futures contracts
Interest rate
  Asset ...................................       11,582        14       --        --        2,410        55       13,992        69
  Liability ...............................        6,513        29       --        --        1,468        21        7,981        50
Equity and commodity
  Asset ...................................          782        27       --        --           --        --          782        27
  Liability ...............................        1,324        36       --        --           --        --        1,324        36
Option contracts
Interest rate
  Asset ...................................        4,141        48       --        --           --        --        4,141        48
  Liability ...............................        4,273        29       --        --           --        --        4,273        29
Currency
  Asset ...................................        1,108        27       --        --           --        --        1,108        27
  Liability ...............................        1,174        26       --        --           --        --        1,174        26
Equity and commodity
  Asset ...................................          175         3       --        --           --        --          175         3
  Liability ...............................          126         1       --        --           --        --          126         1
                                                --------    ------   ------     -----      -------    ------     --------    ------
Total Derivatives
  Assets ..................................     $ 39,147    $  778   $  472     $   9      $ 7,066    $  189     $ 46,685    $  976
                                                ========    ======   ======     =====      =======    ======     ========    ======
  Liabilities .............................     $ 35,155    $  840   $  429     $   9      $ 3,923    $  201     $ 39,507    $1,050
                                                ========    ======   ======     =====      =======    ======     ========    ======

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION

Commitments and Guarantees

The following table presents, as of December 31, 2001, the Company's future commitments on short-term and long-term debt, as more fully described in Note 11 and future minimum lease payments under non-cancelable operating leases:

                                    Short-term and     Operating
                                    Long-term Debt      Leases
                                    --------------      ------
                                              (In Millions)

    2002 ........................        $3,837         $ 126
    2003 ........................           651           108
    2004 ........................           454            95
    2005 ........................            58            77
    2006 ........................            62            68
    Beyond 2006 .................         1,501           195
                                        -------        ------
    Total .......................        $6,563         $ 669
                                        =======        ======

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense incurred for the years ended December 31, 2001, 2000 and 1999 was $520 million, $498 million and $456 million, respectively, excluding expenses relating to the Company's healthcare business.

During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees and letters of credit. Commitments include commitments to purchase and sell mortgage loans and the underfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $1,727 million, of which $781 million remain available at December 31, 2001.

The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years, and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 2001, financial guarantees and letters of credit issued by the Company were $325 million.

Contingencies

On September 19, 2000, the Company sold Gibraltar Casualty Company ("Gibraltar Casualty"), a subsidiary engaged in the commercial property and casualty insurance business, to Everest Re Group, Ltd. ("Everest"). Upon closing of the sale, a subsidiary of the Company entered into a stop-loss reinsurance agreement with Everest whereby the subsidiary reinsured Everest for up to 80% of the first $200 million of any adverse loss development in excess of Gibraltar Casualty's carried reserves as of the closing of the sale. The subsidiary was among those that Prudential Insurance dividended to Prudential Financial in conjunction with the destacking. Prudential Insurance has indemnified the subsidiary for any losses it may incur in connection with this agreement. As of December 31, 2001, no liability has been recorded by Prudential Insurance in connection with this agreement.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matter discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with this matter should not have a material adverse effect on the Company's financial position.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION (continued)

Litigation

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2001, the Company remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. The Company believes that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlement or who failed to "opt out" but nevertheless seek to proceed against the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

The Company believes that its reserves related to sales practices, as of December 31, 2001, are adequate. No incremental provisions were recorded in 2001 or 2000. In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately and other fees and expenses associated with the resolution of sales practices issues.

The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and related liability balances as of the dates indicated:

                                                                         Year Ended December 31,
                                                     -----------------------------------------------------------------
                                                        2001       2000      1999       1998      1997       1996
                                                        ----       ----      ----       ----      ----       ----
                                                                              (In Millions)
     Liability balance at beginning of period .....       $ 253     $ 891     $3,058    $2,553      $ 963      $ --
     Charges to expense
         Remedy costs .............................         --        (54)       (99)      510      1,640       410
         Additional sales practices costs .........         --         54        199       640        390       715
                                                         -----     ------     ------   -------    -------    ------
             Total charges to expense .............         --         --        100     1,150      2,030     1,125
     Amounts paid or credited
         Remedy costs .............................         71        448      1,708       147         --        --
         Additional sales practices costs .........        130        190        559       498        440       162
                                                         -----     ------     ------   -------    -------    ------
             Total amounts paid or credited .......        201        638      2,267       645        440       162
                                                         -----     ------     ------   -------    -------    ------

     Liability balance at end of period ...........       $ 52      $ 253      $ 891    $3,058     $2,553     $ 963
                                                         =====     ======     ======   =======    =======    ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION (continued)

In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

In 1997, management increased the estimated liability for the cost of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million before taxes to recognize the increase in estimated total additional sales practices costs.

In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (1) estimates derived from an analysis of claims actually remedied (including interest); (2) a sample of claims still to be remedied; (3) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (4) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

In 1999, the Company recorded an increase of $199 million of the estimate of total additional sales practices costs. This increase was partially offset by a $99 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

In 2000, the Company recorded an increase of $54 million of the estimate of total additional sales practices costs. This increase was offset by a $54 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company's former managed care operations and assert nationwide classes. On October 23, 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of ERISA, violations of and conspiracy to violate RICO, deprivation of plaintiffs' rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. Motions to dismiss certain of the amended complaints and plaintiff's motions to certify nationwide classes in the consolidated proceedings are pending. In one of the consolidated actions the court granted our motion to dismiss, in part.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                          SUPPLEMENT DATED MAY 1, 2002
                         TO PROSPECTUS DATED MAY 1, 1002
                   FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE DESCRIBE THE FUNDS THAT ARE AVAILABLE TO YOU UNDER THE GROUP CONTRACT AND CERTIFICATES.

The following table summarizes the historical Fund fee and expense information for the year ended December 31, 2001. Fund expenses are not fixed or guaranteed by the contract and may vary from year to year. For more information about the Funds, see THE FUNDS section on page 9.

==============================================================================================================
                                                INVESTMENT                             TOTAL         ACTUAL
                                                MANAGEMENT     12B-1     OTHER        ANNUAL         ANNUAL
                   FUNDS                            FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.
  Conservative Balanced Portfolio                  0.55%         --      0.03%         0.58%         0.58%
  Diversified Bond Portfolio                       0.40%         --      0.04%         0.44%         0.44%
  Diversified Conservative Growth Portfolio        0.75%         --      0.19%         0.94%         0.94%
  Equity Portfolio                                 0.45%         --      0.04%         0.49%         0.49%
  Flexible Managed Portfolio                       0.60%         --      0.04%         0.64%         0.64%
  Global Portfolio                                 0.75%         --      0.09%         0.84%         0.84%
  Government Income Portfolio                      0.40%         --      0.07%         0.47%         0.47%
  High Yield Bond Portfolio                        0.55%         --      0.05%         0.60%         0.60%
  Jennison Portfolio                               0.60%         --      0.04%         0.64%         0.64%
  Jennison 20/20 Focus Portfolio                   0.75%         --      0.18%         0.93%         0.93%
  Money Market Portfolio                           0.40%         --      0.03%         0.43%         0.43%
  Natural  Resources Portfolio                     0.45%         --      0.07%         0.52%         0.52%
  Prudential Value Portfolio                       0.40%         --      0.04%         0.44%         0.44%
  Small Capitalization Stock Portfolio             0.40%         --      0.08%         0.48%         0.48%
  Stock Index Portfolio                            0.35%         --      0.04%         0.39%         0.39%
  Zero Coupon Bond 2005 Portfolio                  0.40%         --      0.23%         0.63%         0.63%
  SP Aggressive Growth Asset Allocation
    Portfolio                                      0.84%         --      0.90%         1.74%         1.04%
  SP AIM Aggressive Growth Portfolio               0.95%         --      2.50%         3.45%         1.07%
  SP AIM Core Equity Portfolio                     0.85%         --      1.70%         2.55%         1.00%
  SP Alliance Large Cap Growth Portfolio           0.90%         --      0.67%         1.57%         1.10%
  SP Alliance Technology Portfolio                 1.15%         --      2.01%         3.16%         1.30%
  SP Balanced Asset Allocation Portfolio           0.75%         --      0.52%         1.27%         0.92%
==============================================================================================================

==============================================================================================================
                                                INVESTMENT                             TOTAL         ACTUAL
                                                MANAGEMENT     12B-1     OTHER        ANNUAL         ANNUAL
                   FUNDS                            FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.  CONT.
  SP Conservative Asset Allocation Portfolio       0.71%         --      0.35%         1.06%         0.87%
  SP Davis Value Portfolio                         0.75%         --      0.28%         1.03%         0.83%
  SP Deutsche International Equity Portfolio       0.90%         --      2.37%         3.27%         1.10%
  SP Growth Asset Allocation Portfolio             0.80%         --      0.66%         1.46%         0.97%
  SP INVESCO Small Company Growth
    Portfolio                                      0.95%         --      1.89%         2.84%         1.15%
  SP Jennison International Growth Portfolio       0.85%         --      1.01%         1.86%         1.24%
  SP Large Cap Value Portfolio                     0.80%         --      1.18%         1.98%         0.90%
  SP MFS Capital Opportunities Portfolio           0.75%         --      2.29%         3.04%         1.00%
  SP MFS Mid-Cap Growth Portfolio                  0.80%         --      1.31%         2.11%         1.00%
  SP PIMCO High Yield Portfolio                    0.60%         --      0.48%         1.08%         0.82%
  SP PIMCO Total Return Portfolio                  0.60%         --      0.22%         0.82%         0.76%
  SP Prudential U.S. Emerging Growth
    Portfolio                                      0.60%         --      0.81%         1.41%         0.90%
  SP Small/Mid-Cap Value Portfolio                 0.90%         --      0.66%         1.56%         1.05%
  SP Strategic Partners Focused Growth             0.90%         --      1.71%         2.61%         1.01%
--------------------------------------------------------------------------------------------------------------

AIM VARIABLE INSURANCE FUNDS
SERIES I SHARES
  AIM V.I. Diversified Income Fund                 0.60%         --      0.33%         0.93%         0.93%
  AIM V.I. Global Utilities Fund                   0.65%         --      0.42%         1.07%         1.07%
  AIM V.I. Government Securities Fund              0.50%         --      0.58%         1.08%         1.08%
  AIM V.I. Growth Fund                             0.62%         --      0.26%         0.88%         0.88%
  AIM V.I. International Growth Fund
    (formerly AIM V.I. International Equity
     Fund)                                         0.73%         --      0.32%         1.05%         1.05%
  AIM V.I. Premier Equity Fund (formerly
    AIM V.I. Value Fund)                           0.60%         --      0.25%         0.85%         0.85%
--------------------------------------------------------------------------------------------------------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
(CLASS A SHARES)
  Global Bond Portfolio                            0.65%         --      0.42%         1.07%         1.07%
  Global Dollar Government Portfolio (1)           0.75%         --      1.62%         2.37%         0.95%
  Growth Portfolio                                 0.75%         --      0.10%         0.85%         0.85%
  Growth and Income Portfolio                      0.63%         --      0.04%         0.67%         0.67%
  International Portfolio (1)                      1.00%         --      0.44%         1.44%         0.95%
  Premier Growth Portfolio                         1.00%         --      0.04%         1.04%         1.04%
  Quasar Portfolio (1)                             1.00%         --      0.16%         1.16%         0.95%
  Real Estate Investment Portfolio (1)             0.90%         --      0.49%         1.39%         0.95%
  U.S. Government/High Grade Securities
    Portfolio                                      0.60%         --      0.29%         0.89%         0.89%
  Utility Income Portfolio                         0.75%         --      0.27%         1.02%         1.02%
  Worldwide Privatization Portfolio (1)            1.00%         --      0.65%         1.65%         0.95%
==============================================================================================================

==============================================================================================================
                                                INVESTMENT                             TOTAL         ACTUAL
                                                MANAGEMENT     12B-1     OTHER        ANNUAL         ANNUAL
                   FUNDS                            FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  VP Balanced Portfolio (2)                        0.90%         --      0.00%         0.90%         0.90%
  VP International Portfolio (2)                   1.26%         --      0.00%         1.26%         1.26%
  VP Value Portfolio (2)                           0.97%         --      0.00%         0.97%         0.97%
--------------------------------------------------------------------------------------------------------------
BERGER INSTITUTIONAL PRODUCTS TRUST
  Berger IPT - Growth Fund (3)                     0.75%         --      0.33%         1.08%         1.00%
  Berger IPT - Large Cap Growth Fund               0.75%         --      0.14%         0.89%         0.89%
  Berger IPT - Small Company Growth Fund           0.85%         --      0.13%         0.98%         0.98%
  Berger IPT - International Fund (3)              0.85%         --      0.75%         1.60%         1.20%
--------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST I
  Emerging Markets Portfolio                       1.25%         --      0.64%         1.89%         1.40%
  International Focus Portfolio (formerly
    International Equity Portfolio)                1.00%         --      0.30%         1.30%         1.30%
  Global Post-Venture Capital Portfolio            1.25%         --      0.36%         1.61%         1.40%
  Small Cap Growth Portfolio (formerly
    Small Company Growth Portfolio)                0.90%         --      0.22%         1.12%         1.12%
--------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
FUND, INC.                                         0.75%         --      0.03%         0.78%         0.78%

DREYFUS VARIABLE INVESTMENT FUNDS
  Appreciation Portfolio (4)                       0.75%         --      0.03%         0.78%         0.78%
  Disciplined Stock Portfolio (4)                  0.75%         --      0.06%         0.81%         0.81%
  Growth and Income Portfolio (4)                  0.75%         --      0.05%         0.80%         0.80%
  International Equity Portfolio (4)               0.75%         --      0.33%         1.08%         1.08%
  International Value Portfolio (4)                1.00%         --      0.60%         1.60%         1.40%
  Quality Bond Portfolio (4)                       0.65%         --      0.10%         0.75%         0.75%
  Small Cap Portfolio (4)                          0.75%         --      0.04%         0.79%         0.79%
  Small Company Stock Portfolio (4)                0.75%         --      0.28%         1.03%         1.03%
  Special Value Portfolio (4)                      0.75%         --      0.16%         0.91%         0.90%
==============================================================================================================

==============================================================================================================
                                                INVESTMENT                             TOTAL         ACTUAL
                                                MANAGEMENT     12B-1     OTHER        ANNUAL         ANNUAL
                   FUNDS                            FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
FRANKLIN(R) TEMPLETON(R) VARIABLE
INSURANCE PRODUCTS TRUST
(CLASS 2 SHARES)
  Templeton Developing Markets Securities
      Fund (5)                                     1.25%       0.25%     0.32%         1.82%         1.82%
  Templeton Foreign Securities Fund
     (formerly Templeton International
     Securities Fund) (5) (6)                      0.69%       0.25%     0.22%         1.15%         1.15%
  Templeton Global Asset Allocation Fund
     (formerly Templeton Asset Strategy
      Fund) (5)                                    0.61%       0.25%     0.20%         1.06%         1.06%
  Templeton Global Income Securities
      Fund (5) (7)                                 0.63%       0.25%     0.08%         0.96%         0.96%
  Templeton Growth Securities Fund (5) (7)         0.80%       0.25%     0.05%         1.10%         1.10%
--------------------------------------------------------------------------------------------------------------
INVESCO VARIABLE INVESTMENT FUNDS, INC.
  VIF-Core Equity Fund (formerly VIF-
    Equity Income Fund                             0.75%         --      0.34%         1.09%         1.09%
  VIF-Dynamics Fund                                0.75%         --      0.33%         1.08%         1.08%
  VIF- Growth Fund (formerly VIF-Blue                            --
     Chip Growth Fund) (8)                         0.85%         --      1.47%         2.32%         1.52%
  VIF-Health Sciences Fund                         0.75%         --      0.31%         1.06%         1.06%
  VIF-High Yield Fund                              0.60%         --      0.42%         1.02%         1.02%
  VIF-Technology Fund                              0.75%         --      0.32%         1.07%         1.07%
  VIF-Total Return Fund (8)                        0.75%         --      0.56%         1.31%         1.15%
  VIF-Utilities Fund (8)                           0.60%         --      0.77%         1.37%         1.15%
--------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES (INSTITUTIONAL SHARES)
  Aggressive Growth Portfolio (9)                  0.65%         --      0.02%         0.67%         0.67%
  Balanced Portfolio  (9)                          0.65%         --      0.01%         0.66%         0.66%
  Flexible Income Portfolio (9)                    0.64%         --      0.03%         0.67%         0.67%
  Growth Portfolio (9)                             0.65%         --      0.01%         0.66%         0.66%
  International Growth Portfolio (9)               0.65%         --      0.06%         0.71%         0.71%
  Worldwide Growth Portfolio (9)                   0.65%         --      0.04%         0.69%         0.69%
--------------------------------------------------------------------------------------------------------------
J.P. MORGAN SERIES TRUST II
  JPMorgan Bond Portfolio                          0.30%         --      0.45%         0.75%         0.75%
  JPMorgan U. S. Disciplined Equity
    Portfolio                                      0.35%         --      0.50%         0.85%         0.85%
  JPMorgan International Opportunities                           --
    Portfolio (10)                                 0.60%         --      0.80%         1.40%         1.20%
  JPMorgan Small Company Portfolio                 0.60%         --      0.55%         1.15%         1.15%
==============================================================================================================

==============================================================================================================
                                                INVESTMENT                             TOTAL         ACTUAL
                                                MANAGEMENT     12B-1     OTHER        ANNUAL         ANNUAL
                   FUNDS                            FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.
  Emerging Markets Portfolio (11)                  1.00%       0.25%     2.96%         4.21%         1.60%
  Equity Portfolio (11)                            0.75%       0.25%     2.25%         3.25%         1.25%
  International Equity Portfolio (11)              0.75%       0.25%     0.94%         1.94%         1.25%
  Small Cap Portfolio (11)                         0.75%       0.25%     0.67%         1.67%         1.25%
--------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST(SM)
(INITIAL CLASS SHARES)
  MFS Bond Series (12) (13)                        0.60%         --      0.40%         1.00%         0.75%
  MFS Emerging Growth Series (12)                  0.75%         --      0.12%         0.87%         0.86%
  MFS High Income Series (12) (13)                 0.75%         --      0.26%         1.01%         0.90%
  MFS Investors Trust Series (12)                  0.75%         --      0.15%         0.90%         0.89%
  MFS Research Series (12)                         0.75%         --      0.15%         0.90%         0.89%
  MFS Strategic Income Series (formerly
    MFS Global Governments Series)  (12) (13)      0.75%         --      0.37%         1.12%         0.90%
  MFS Total Return Series (12)                     0.75%         --      0.14%         0.89%         0.88%
  MFS Utilities Series (12)                        0.75%         --      0.18%         0.93%         0.92%
--------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS
MANAGEMENT TRUST ("AMT")
  AMT Balanced Portfolio (14)                      0.85%         --      0.22%         1.07%         1.07%
  AMT Growth Portfolio (14)                        0.82%         --      0.05%         0.89%         0.89%
  AMT Limited Maturity Bond Portfolio (14)         0.65%         --      0.08%         0.73%         0.73%
  AMT Partners Portfolio (14)                      0.82%         --      0.05%         0.87%         0.87%
--------------------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND
  Royce Micro-Cap Portfolio (15)                   1.25%         --      0.17%         1.42%         1.35%
  Royce Small-Cap Portfolio (formerly Royce
    Premier Portfolio (15)                         1.00%         --      1.20%         2.20%         1.35%
--------------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE SERIES I
(CLASS A AND B SHARES)
  Balanced Portfolio (Class A)                     0.48%         --      0.08%         0.56%         0.56%
  Bond Portfolio (Class A)                         0.48%         --      0.09%         0.57%         0.57%
  Capital Growth Portfolio (Class B)               0.46%       0.25%     0.04%         0.75%         0.75%
  Global Discovery Portfolio (Class B) (16)        0.98%       0.25%     0.24%         1.47%         1.47%
  Growth and Income Portfolio (Class B)            0.48%       0.25%     0.08%         0.81%         0.81%
  International Portfolio (Class B)                0.84%       0.25%     0.16%         1.25%         1.25%
==============================================================================================================

==============================================================================================================
                                                 INVESTMENT                             TOTAL         ACTUAL
                                                 MANAGEMENT     12B-1     OTHER        ANNUAL         ANNUAL
                    FUNDS                            FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE SERIES II
  Scudder Blue Chip Portfolio (17)                 0.65%         --      0.04%         0.69%         0.69%
  Scudder Contrarian Value Portfolio (17)          0.75%         --      0.04%         0.79%         0.79%
  Scudder Government Securities Portfolio          0.55%         --      0.05%         0.60%         0.60%
  Scudder Growth Portfolio                         0.60%         --      0.03%         0.63%         0.63%
  Scudder High-Yield Portfolio                     0.60%         --      0.10%         0.70%         0.70%
  Scudder International Select Equity
    Portfolio (formerly Scudder International
    Research  Portfolio)                           0.75%         --      0.17%         0.92%         0.92%
  Scudder Investment Grade Bond
    Portfolio (17)                                 0.60%         --      0.04%         0.64%         0.64%
  Scudder Small Cap Growth Portfolio               0.65%         --      0.03%         0.68%         0.68%
  Scudder Total Return Portfolio                   0.55%         --      0.03%         0.58%         0.58%
  SVS Dreman Small Cap Value Portfolio
     (formerly Scudder Small Cap Value) (17)       0.75%         --      0.04%         0.79%         0.79%
  SVS Focus Value+Growth Portfolio (17)            0.75%         --      0.04%         0.79%         0.79%
--------------------------------------------------------------------------------------------------------------
THE STRONG FUNDS
  Strong Mid Cap Growth Fund II                    0.75%         --      0.65%         1.40%         1.20%
  Strong Opportunity Fund II                       0.75%         --      0.65%         1.40%         1.10%
--------------------------------------------------------------------------------------------------------------
T. ROWE PRICE VARIABLE FUNDS
  Equity Income Portfolio (18)                     0.85%         --      0.00%         0.85%         0.85%
  International Stock Portfolio (18)               1.05%         --      0.00%         1.05%         1.05%
  Limited-Term Bond Portfolio (18)                 0.70%         --      0.00%         0.70%         0.70%
  Mid-Cap Growth Portfolio (18)                    0.85%         --      0.00%         0.85%         0.85%
  New America Growth Portfolio (18)                0.85%         --      0.00%         0.85%         0.85%
  Personal Strategy Balanced Portfolio (18)        0.90%         --      0.00%         0.90%         0.90%
==============================================================================================================
*THESE ARE THE AMOUNTS THAT WILL BE PAID BY PLAN PARTICIPANTS. THESE AMOUNTS REFLECT FEE WAIVERS,
REIMBURSEMENT OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING
SPECIFIC FEE WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL
FUND PROSPECTUSES.
==============================================================================================================

(1) From May 1, 2001 through April 30, 2002, the Fund's annual expenses were capped at 0.95%. Beginning May 1, 2002, the Fund will have no waivers or reimbursements.

(2) This fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

 (3) Under written contracts, the investment advisor of the Berger IPT - Growth Fund and the Berger IPT -International Fund waives its fee and reimburses the Funds, individually, to the extent that, at any time during the life of the Funds, the Funds' annual operating expenses exceed 1.00% and 1.20%, respectively. The contracts may not be terminated or amended except by a vote of the Funds' Boards of Trustees.

 (4) The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses maybe greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.

 (5) The Fund's Class 2 distribution plan or "rule 12b-1plan" is described in the Fund's prospectus.

 (6) The manager had agreed in advance to make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without the management fee reduction, the Fund's total annual expenses would have been 1.16%.

 (7) The Fund administration fee is paid indirectly through the management fee.

 (8) Certain expenses of the Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors.

 (9) Based upon expenses for the year ended December 31, 2001. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements.

(10) The information in the foregoing table has been restated to reflect an agreement by JPMorgan Chase Bank, an affiliate of Morgan, to reimburse the trust to the extent certain expenses exceed in any fiscal year 1.20% of the average daily net assets of the J.P. Morgan International Opportunities Portfolio.

(11) Effective January 1, 2002, the Investment Adviser agreed to waive its fees and/or reimburse the Portfolios through December 31, 2002 to the extent that the Portfolio's average daily net assets exceed 1.60%, 1.25%, 1.25% and 1.25% for the Emerging Markets, Equity, International Equity and Small Cap Portfolios, respectively.

(12) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the expenses of the series.

(13) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% of the average daily net assets of the series during the current fiscal year. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the Board of Trustees that oversees the series.

(14) Neuberger Berman Management Inc. ("NBMI") has undertaken through April 30, 2005 to reimburse certain operating expenses, excluding compensation of NBMI, taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in aggregate, 1% of the Balanced, Growth, Limited Maturity Bond and Partners Portfolios' average daily net asset value.

(15) Royce & Associates, Inc., the Funds' investment adviser, has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds' Net Annual Operating Expenses ratio at or below: 1.35% through December 31, 2001, and 1.99% through December 31, 2008.

(16) Pursuant to their respective agreement with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2002, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Class B shares of the Scudder Global Discovery Portfolio to 1.50%.

(17) Pursuant to their respective agreements with Scudder Variable Series II, the Investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2002, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: Scudder Blue Chip - 0.95%; Scudder Contrarian Value - 0.80%; Scudder Investment Grade Bond - 0.80%; SVS Dreman Small Cap Value - 0.84% and Scudder Focus Value+Growth - 0.84%.

(18) Management fees include the ordinary, recurring operating expenses of the Portfolio.

THE FUNDS

Set out below is a list of each Fund in which the Separate Account may currently invest. Also included is each Fund's investment objective, investment management fees and other expenses, and its investment adviser/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

THE PRUDENTIAL SERIES FUND, INC.

CONSERVATIVE BALANCED PORTFOLIO: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO: The investment objective is current income and a reasonable level of capital appreciation. The Portfolio will normally invest in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio's total assets may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

GOVERNMENT INCOME PORTFOLIO: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government and collateralized mortgage obligations.

HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities.

JENNISON PORTFOLIO (FORMERLY PRUDENTIAL JENNISON PORTFOLIO): The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

JENNISON 20/20 FOCUS PORTFOLIO (FORMERLY 20/20 FOCUS PORTFOLIO): The investment objective is long-term growth of capital. The Portfolio invests primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio's two portfolio managers (up to 20 by each) as having strong capital appreciation potential.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. government or its agencies, as well as domestic and foreign corporations and banks.

NATURAL RESOURCES PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

PRUDENTIAL VALUE PORTFOLIO (FORMERLY VALUE PORTFOLIO): The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

SMALL CAPITALIZATION STOCK PORTFOLIO: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the "S&P SmallCap 600 Index") by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

ZERO COUPON BOND PORTFOLIO - 2005: The investment objective is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. The Portfolio invests at least 80% of its investable assets in debt obligations of the United States Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations.

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in large cap equity portfolios, international portfolios, and small/mid-cap equity portfolios.

SP AIM AGGRESSIVE GROWTH PORTFOLIO: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in the common stocks of companies whose earnings the advisers expect to grow more than 15% per year.

SP AIM CORE EQUITY PORTFOLIO (FORMERLY SP AIM GROWTH AND INCOME PORTFOLIO): The investment objective is growth of capital with a secondary objective of current income. The Portfolio invests as least 80% of its investable assets plus any borrowings made for investment purposes in securities of established companies that have long-term above-average growth earnings and dividends, and growth companies that the Portfolio managers believe have the potential for above-average growth earnings and dividends.

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO: The investment objective is growth of capital. The Portfolio will pursue aggressive investment policies by investing at least 80% of the Portfolio's investable assets in stocks of companies considered to have large capitalizations.

SP ALLIANCE TECHNOLOGY PORTFOLIO: The investment objective is growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies that use technology extensively in the development of new or improved products or processes.

SP BALANCED ASSET ALLOCATION PORTFOLIO: The investment objective is to provide a balance between current income and growth of capital. The Portfolio invests primarily in fixed income portfolios, large cap equity portfolios, small/mid-cap equity portfolios, and international equity portfolios.

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO: The investment objective is to provide current income with low to moderate capital appreciation. The Portfolio invests primarily in fixed income portfolios, large cap equity portfolios, and small/mid-cap equity portfolios.

SP DAVIS VALUE PORTFOLIO: The investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO: The investment objective is to invest for long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in the stocks and other equity securities of companies in developed countries outside the United States.

SP GROWTH ASSET ALLOCATION PORTFOLIO: The investment objective is to provide long-term growth of capital with consideration also given to current income. The Portfolio invests at least 80% of its investable assets in large-cap equity portfolios, fixed income portfolios, international equity portfolios, and small/mid-cap equity portfolios.

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO: The investment objective is long-term capital growth. The Portfolio invests at least 80% of its investable assets in small-capitalization companies - those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase.

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO: The investment objective is long-term growth of capital. Under normal circumstances, the Portfolio invests at least 65% of its total assets in the common stock of large to medium-sized foreign companies operating or based in at least five different countries.

SP LARGE CAP VALUE PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's 500 Composite Stock Price Index or the Russell 1000 Index).

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.

SP MFS MID-CAP GROWTH PORTFOLIO: The investment objective is long-term capital growth. The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.

SP PIMCO HIGH YIELD PORTFOLIO: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade, but rated at least B by Moody's Investor Service, Inc. or Standard & Poor's Ratings Group, and investment grade fixed income instruments.

SP PIMCO TOTAL RETURN PORTFOLIO: The investment objective is to seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Portfolio invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities.

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO: The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in equity securities of small and medium sized U.S. companies that the adviser believes have the potential for above-average growth.

SP SMALL/MID CAP VALUE PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies with small to medium market capitalizations.

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), serves as the overall investment adviser for The Prudential Series Fund, Inc. (the "Series Fund"). PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each portfolio. PI's business address is 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, NJ 07102. Prudential Investment Management, Inc. ("PIM"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser for the Conservative Balanced, Diversified Bond, Flexible Managed, Government Income, High Yield Bond, Money Market, Small Capitalization Stock, Stock Index, and the Zero Coupon Bond 2005 Portfolios. PIM also serves as a subadviser for a portion of the assets of the Diversified Conservative Growth Portfolio. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, NJ 07102.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser to the Global, Jennison, Jennison 20/20 Focus, Natural Resources, SP Jennison International Growth and the SP Prudential U.S. Emerging Growth Portfolios. Jennison also serves as the subadviser to a portion of the assets of the Diversified Conservative Growth, Equity, Value and the SP Strategic Partners Focused Growth Portfolios. Jennison's business address is 466 Lexington Avenue, New York, NY 10017.

A I M Capital Management, Inc. ("AIM") serves as the subadviser to the SP AIM Aggressive Growth and the SP AIM Core Equity Portfolios. A I M's principal business address is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173.

Alliance Capital Management L.P. ("Alliance") serves as the subadviser to the SP Alliance Technology and SP Alliance Large Cap Growth Portfolios. Alliance also serves as subadviser to a portion of the assets of the SP Strategic Partners Focused Growth Portfolios. Alliance's principal business address is 1345 Avenue of the Americas, New York, NY 10105.

Davis Selected Advisers, L.P. ("Davis") serves as the subadviser to the SP Davis Value Portfolio. Davis' business address is 2429 East Elvira Road, Suite 101, Tucson, AZ 85706.

Deutsche Asset Management Inc. ("DAMI") serves as the subadviser to the SP Deutsche International Equity Portfolio. Deutsche also serves as the subadviser to a portion of the assets of the Prudential Value Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. DAMI's business address is 280 Park Avenue, New York, NY 10017.

EARNEST Partners LLC ("EARNEST") serves as the subadviser to a portion of the Diversified Conservative Growth Portfolio. EARNEST's business address is 75 Fourteenth Street, Suite 2300, Atlanta, GA 30309.

Fidelity Management & Research Company ("FMR") serves as the subadviser to the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. FMR's business address is 82 Devonshire Street, Boston, MA 02109.

Franklin Advisers, Inc. ("Franklin") serves as the subadviser to a portion of the Diversified Conservative Growth Portfolio. Franklin's address is One Franklin Parkway, San Mateo, CA 94403.

GE Asset Management, Incorporated ("GEAM") serves as the subadviser for a portion of the assets of the Equity Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, CT 06927.

INVESCO Funds Group, Inc. ("INVESCO") serves as the subadviser to the SP INVESCO Small Company Growth Portfolio. INVESCO's principal business address is 4350 South Monaco Street, Denver, CO 80237.

Massachusetts Financial Services Company ("MFS") serves as the subadviser to the SP MFS Capital Opportunities and the SP MFS Mid-Cap Growth Portfolios. MFS' principal business address is 500 Boylston Street, Boston, MA 02116.

Pacific Investment Management Company LLC ("PIMCO") serves as the subadviser to a portion of the assets of the Diversified Conservative Growth, the SP PIMCO Total Return and the SP PIMCO High Yield Portfolio. PIMCO's business address is 840 Newport Center Drive, Newport Beach, CA 92660.

Salomon Brothers Asset Management, Inc. ("Salomon") serves as the subadviser to a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon's business address is 338 Greenwich Street, New York, NY 10013.

Victory Capital Management, Inc. ("Victory") serves as the subadviser to a portion of the assets of the Value Portfolio. Victory's business address is 127 Public Square, Cleveland, OH 44114.

==============================================================================================================
                                                INVESTMENT                             TOTAL         ACTUAL
                                                MANAGEMENT     12B-1     OTHER        ANNUAL         ANNUAL
                   FUNDS                            FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.
  Conservative Balanced Portfolio                  0.55%         --      0.03%         0.58%         0.58%
  Diversified Bond Portfolio                       0.40%         --      0.04%         0.44%         0.44%
  Diversified Conservative Growth Portfolio        0.75%         --      0.19%         0.94%         0.94%
  Equity Portfolio                                 0.45%         --      0.04%         0.49%         0.49%
  Flexible Managed Portfolio                       0.60%         --      0.04%         0.64%         0.64%
  Global Portfolio                                 0.75%         --      0.09%         0.84%         0.84%
  Government Income Portfolio                      0.40%         --      0.07%         0.47%         0.47%
  High Yield Bond Portfolio                        0.55%         --      0.05%         0.60%         0.60%
  Jennison Portfolio                               0.60%         --      0.04%         0.64%         0.64%
  Jennison 20/20 Focus Portfolio                   0.75%         --      0.18%         0.93%         0.93%
  Money Market Portfolio                           0.40%         --      0.03%         0.43%         0.43%
  Natural  Resources Portfolio                     0.45%         --      0.07%         0.52%         0.52%
  Prudential Value Portfolio                       0.40%         --      0.04%         0.44%         0.44%
  Small Capitalization Stock Portfolio             0.40%         --      0.08%         0.48%         0.48%
  Stock Index Portfolio                            0.35%         --      0.04%         0.39%         0.39%
  Zero Coupon Bond 2005 Portfolio                  0.40%         --      0.23%         0.63%         0.63%
  SP Aggressive Growth Asset Allocation
    Portfolio                                      0.84%         --      0.90%         1.74%         1.04%
  SP AIM Aggressive Growth Portfolio               0.95%         --      2.50%         3.45%         1.07%
  SP AIM Core Equity Portfolio                     0.85%         --      1.70%         2.55%         1.00%
  SP Alliance Large Cap Growth Portfolio           0.90%         --      0.67%         1.57%         1.10%
  SP Alliance Technology Portfolio                 1.15%         --      2.01%         3.16%         1.30%
  SP Balanced Asset Allocation Portfolio           0.75%         --      0.52%         1.27%         0.92%
  SP Conservative Asset Allocation Portfolio       0.71%         --      0.35%         1.06%         0.87%
  SP Davis Value Portfolio                         0.75%         --      0.28%         1.03%         0.83%
  SP Deutsche International Equity Portfolio       0.90%         --      2.37%         3.27%         1.10%
  SP Growth Asset Allocation Portfolio             0.80%         --      0.66%         1.46%         0.97%
  SP INVESCO Small Company Growth
    Portfolio                                      0.95%         --      1.89%         2.84%         1.15%
  SP Jennison International Growth Portfolio       0.85%         --      1.01%         1.86%         1.24%
  SP Large Cap Value Portfolio                     0.80%         --      1.18%         1.98%         0.90%
  SP MFS Capital Opportunities Portfolio           0.75%         --      2.29%         3.04%         1.00%
  SP MFS Mid-Cap Growth Portfolio                  0.80%         --      1.31%         2.11%         1.00%
  SP PIMCO High Yield Portfolio                    0.60%         --      0.48%         1.08%         0.82%
  SP PIMCO Total Return Portfolio                  0.60%         --      0.22%         0.82%         0.76%
  SP Prudential U.S. Emerging Growth
    Portfolio                                      0.60%         --      0.81%         1.41%         0.90%
  SP Small/Mid-Cap Value Portfolio                 0.90%         --      0.66%         1.56%         1.05%
  SP Strategic Partners Focused Growth             0.90%         --      1.71%         2.61%         1.01%
==============================================================================================================
* THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT
OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
==============================================================================================================

AIM VARIABLE INSURANCE FUNDS

AIM V.I. DIVERSIFIED INCOME FUND: The investment objective is to achieve a high level of current income. The fund seeks to meet its objective by investing primarily in (1) domestic and foreign corporate debt securities; (2) U.S. Government securities; (3) securities issued by foreign governments, their agencies or instrumentalities, and (4) lower-quality debt securities of U.S. and foreign companies.

AIM V.I. GLOBAL UTILITIES FUND: The investment objective is high total return. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets in domestic and foreign public utility companies. The fund may also invest in non-utility securities, but generally will invest in securities of companies that derive revenues from utility-related activities such as providing services, equipment or fuel sources to utilities.

AIM V.I. GOVERNMENT SECURITIES FUND: The investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund seeks to meet its objective by investing at least 80% of its net assets in debt securities issued, guaranteed or otherwise backed by the United States Government.

AIM V.I. GROWTH FUND: The investment objective is growth of capital. The fund seeks to meet its objective by investing principally in seasoned and better capitalized companies considered to have strong earnings momentum.

AIM V.I. INTERNATIONAL GROWTH FUND (FORMERLY AIM V.I. INTERNATIONAL EQUITY
FUND): The investment objective is long-term growth of capital. The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. PREMIER EQUITY FUND (FORMERLY AIM V.I. VALUE FUND): The investment objective is to achieve long-term growth of capital. Income is a secondary objective. The fund seeks to meet its objective by investing primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally.

A I M Advisors, Inc. ("AIM") serves as the investment advisor to each of the above-mentioned funds. AIM's principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

==============================================================================================================
                                                INVESTMENT                             TOTAL         ACTUAL
                                                MANAGEMENT     12B-1     OTHER        ANNUAL         ANNUAL
                   FUNDS                            FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
SERIES I SHARES
  AIM V.I. Diversified Income Fund                 0.60%         --      0.33%         0.93%         0.93%
  AIM V.I. Global Utilities Fund                   0.65%         --      0.42%         1.07%         1.07%
  AIM V.I. Government Securities Fund              0.50%         --      0.58%         1.08%         1.08%
  AIM V.I. Growth Fund                             0.62%         --      0.26%         0.88%         0.88%
  AIM V.I. International Growth Fund
    (formerly AIM V.I. International Equity
     Fund)                                         0.73%         --      0.32%         1.05%         1.05%
  AIM V.I. Premier Equity Fund (formerly
    AIM V.I. Value Fund)                           0.60%         --      0.25%         0.85%         0.85%
==============================================================================================================
* THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT
OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
==============================================================================================================

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
(CLASS A SHARES)

GLOBAL BOND PORTFOLIO: The investment objective is a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO: The investment objective is a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed-income securities denominated only in U.S. dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal.

GROWTH PORTFOLIO: The investment objective is long-term growth of capital by investing primarily in common stocks and other equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

GROWTH AND INCOME PORTFOLIO: The investment objective is balancing the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

INTERNATIONAL PORTFOLIO: The investment objective is to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

PREMIER GROWTH PORTFOLIO: The investment objective is growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. This portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

QUASAR PORTFOLIO: The investment objective is growth of capital by pursuing aggressive investment policies. This portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

REAL ESTATE INVESTMENT PORTFOLIO: The investment objective is total return on assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO: The investment objective is a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities and other high grade debt securities.

UTILITY INCOME PORTFOLIO: The investment objective is current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies.

WORLDWIDE PRIVATIZATION PORTFOLIO: The investment objective is long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

Alliance Capital Management L.P. ("Alliance") is the investment adviser to each of the above-mentioned funds. Alliance's principal business address is 1345 Avenue of the Americas, New York, New York 10105.

==============================================================================================================

                                                INVESTMENT                             TOTAL         ACTUAL
                                                MANAGEMENT     12B-1     OTHER        ANNUAL         ANNUAL
                   FUNDS                            FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
(CLASS A SHARES)
  Global Bond Portfolio                            0.65%         --      0.42%         1.07%         1.07%
  Global Dollar Government Portfolio (1)           0.75%         --      1.62%         2.37%         0.95%
  Growth Portfolio                                 0.75%         --      0.10%         0.85%         0.85%
  Growth and Income Portfolio                      0.63%         --      0.04%         0.67%         0.67%
  International Portfolio (1)                      1.00%         --      0.44%         1.44%         0.95%
  Premier Growth Portfolio                         1.00%         --      0.04%         1.04%         1.04%
  Quasar Portfolio (1)                             1.00%         --      0.16%         1.16%         0.95%
  Real Estate Investment Portfolio (1)             0.90%         --      0.49%         1.39%         0.95%
  U.S. Government/High Grade Securities
    Portfolio                                      0.60%         --      0.29%         0.89%         0.89%
  Utility Income Portfolio                         0.75%         --      0.27%         1.02%         1.02%
  Worldwide Privatization Portfolio (1)            1.00%         --      0.65%         1.65%         0.95%
==============================================================================================================
* THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT
OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
==============================================================================================================

(1) From May 1, 2001 through April 30, 2002, the Fund's annual expenses were capped at 0.95%. Beginning May 1, 2002, the Fund will have no waivers or reimbursements.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP BALANCED FUND: The investment objective is capital growth and current income over time. Management of the Portfolio intends to invest approximately 60% of the Portfolio's assets in the equity securities described in the prospectus, and intends to invest the remainder of the Portfolio's assets in investment grade bonds and other fixed-income debt securities.

VP INTERNATIONAL FUND: The investment objective is capital growth over time by investing in common stocks of growing foreign companies considered to have better-than-average prospects for appreciation. The investment strategy is based on the belief that, over the long term, stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value over time.

VP VALUE FUND: The investment objective is long-term capital growth over time with income as a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

The investment adviser for each of the above funds is American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

==============================================================================================================
                                                INVESTMENT                             TOTAL         ACTUAL
                                                MANAGEMENT     12B-1     OTHER        ANNUAL         ANNUAL
                   FUNDS                            FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  VP Balanced Portfolio (1)                        0.90%         --      0.00%         0.90%         0.90%
  VP International Portfolio (1)                   1.26%         --      0.00%         1.26%         1.26%
  VP Value Portfolio (1)                           0.97%         --      0.00%         0.97%         0.97%
==============================================================================================================
* THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT
OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
==============================================================================================================

(1) This fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

THE BERGER INSTITUTIONAL PRODUCTS TRUST

BERGER IPT - GROWTH FUND: The investment objective is long term capital appreciation. The Fund seeks to achieve this objective by investing primarily in common stocks of established companies with the potential for growth.

BERGER IPT - LARGE CAP GROWTH FUND: The investment objective is capital appreciation. The Fund seeks to achieve this objective by investing primarily in securities of large, well established companies that have the potential for growth.

BERGER IPT - SMALL COMPANY GROWTH FUND: The investment objective is capital appreciation. The Fund seeks to achieve this objective by investing primarily in the common stocks of small companies, with potential for rapid revenue and earnings growth, whose market capitalization, at the time of the initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(TM) Index.

BERGER IPT - INTERNATIONAL FUND: The investment objective is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in common stocks of well established foreign companies. The Fund intends to diversify its holdings among several countries and to have, under normal market conditions, at least 65% of the Fund's total assets invested in the securities of companies located in at least five countries, not including the United States.

Berger Financial Group LLC ("Berger") is the investment adviser to the Berger IPT - Growth Fund, Berger IPT - Large Cap Growth Fund, Berger IPT - Small Company Growth Fund, and Berger IPT - International Fund. Bank of Ireland Asset Management (U.S.) Limited serves as the subadviser to the Berger IPT - International Fund. The principal business address of Berger is 210 University Boulevard, Denver, Colorado 80206.

==============================================================================================================
                                                INVESTMENT                             TOTAL         ACTUAL
                                                MANAGEMENT     12B-1     OTHER        ANNUAL         ANNUAL
                   FUNDS                            FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
BERGER INSTITUTIONAL PRODUCTS TRUST
  Berger IPT - Growth Fund (1)                     0.75%         --      0.33%         1.08%         1.00%
  Berger IPT - Large Cap Growth Fund               0.75%         --      0.14%         0.89%         0.89%
  Berger IPT - Small Company Growth Fund           0.85%         --      0.13%         0.98%         0.98%
  Berger IPT - International Fund (1)              0.85%         --      0.75%         1.60%         1.20%
==============================================================================================================
* THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT
OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
==============================================================================================================

(1) Under written contracts, the investment advisor of the Berger IPT - Growth Fund and the Berger IPT -International Fund waives its fee and reimburses the Funds, individually, to the extent that, at any time during the life of the Funds, the Funds' annual operating expenses exceed 1.00% and 1.20%, respectively. The contracts may not be terminated or amended except by a vote of the Funds' Boards of Trustees.


CREDIT SUISSE FUNDS

CREDIT SUISSE TRUST I

EMERGING MARKETS PORTFOLIO: The investment objective is long-term growth of capital. To pursue this goal, the Portfolio: invests in foreign equity securities; focuses on the world's less developed countries; and analyzes a company's growth potential, using a bottom-up investment approach.

GLOBAL POST-VENTURE CAPITAL PORTFOLIO: The investment objective is long-term growth of capital. To pursue this goal, the Portfolio: invests primarily in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development; may invest in companies of any size; and takes a growth investment approach to identifying attractive post-venture-capital investments.

INTERNATIONAL FOCUS PORTFOLIO (FORMERLY INTERNATIONAL EQUITY PORTFOLIO): The investment objective is long-term capital appreciation. To pursue this goal, the
Portfolio: invests in foreign equity securities; diversifies its investments across countries, including emerging markets; and favors stocks with discounted valuations, using a value-based, bottom-up investment approach.

SMALL CAP GROWTH PORTFOLIO (FORMERLY SMALL COMPANY GROWTH PORTFOLIO): The investment objective is capital growth. To pursue this goal, the Portfolio: invests in equity securities of small U.S. companies; using a growth investment style, may look for either developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate.

The investment adviser for each of the above-mentioned portfolios is Credit Suisse Asset Management, LLC ("CSAM"). CSAM's principal business address is 466 Lexington Avenue, New York, New York 10017-3147. Credit Suisse Asset Management Limited ("CSAM Limited") is the sub-investment advisor for the Emerging Markets Portfolio. CSAM Limited's principal business address is Beaufort House, 15 Botolph Street, London, EX3A7JJ. Abbott Capital Management, LLC ("Abbott Capital") is the sub-investment advisor for the Global Post-Venture Capital Portfolio. Abbott Capital's principal business address is 1330 Avenue of the Americas, Suite 2800, New York, New York 10019.

==============================================================================================================
                                                INVESTMENT                             TOTAL         ACTUAL
                                                MANAGEMENT     12B-1     OTHER        ANNUAL         ANNUAL
                   FUNDS                            FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST I
  Emerging Markets Portfolio                       1.25%         --      0.64%         1.89%         1.40%
  International Focus Portfolio (formerly
    International Equity Portfolio)                1.00%         --      0.30%         1.30%         1.30%
  Global Post-Venture Capital Portfolio            1.25%         --      0.36%         1.61%         1.40%
  Small Cap Growth Portfolio (formerly
    Small Company Growth Portfolio)                0.90%         --      0.22%         1.12%         1.12%
==============================================================================================================
* THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT
OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
==============================================================================================================


DREYFUS VARIABLE INVESTMENT FUNDS

THE DREYFUS FUNDS
(INITIAL SHARES)

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.: The investment objective is to provide capital growth with current income as a secondary goal. The fund invests at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.

DREYFUS VARIABLE INVESTMENT FUNDS

APPRECIATION PORTFOLIO: The investment objective is long-term capital growth consistent with the preservation of capital; current income is a secondary goal. This portfolio invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase. These established companies have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

DISCIPLINED STOCK PORTFOLIO: The investment objective is to achieve investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard and Poor's 500 Composite Stock Price Index ("S&P 500"). To pursue this goal, the portfolio invests at least 80% of its assets in growth and value stocks chosen through a disciplined investment process. Consistency of returns and stability of the portfolio's share price compared to the S&P 500 are the primary goals of the process.

GROWTH AND INCOME PORTFOLIO: The investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. This portfolio invests in stocks, bonds, and money market instruments of domestic and foreign issuers. The portfolio's stock investments may include common stocks, preferred stock and convertible securities.

INTERNATIONAL EQUITY PORTFOLIO: The investment objective is capital growth. This portfolio invests at least 80% of its assets in stocks. The portfolio expects to invest primarily in the stocks of companies located in developed countries. Typically, the portfolio invests in at least 15 to 25 markets around the world, including emerging markets. The portfolio's stock investments may include common stocks, preferred stocks and convertible securities.

INTERNATIONAL VALUE PORTFOLIO: The investment objective is long-term capital growth. This portfolio invests at least 80% of its assets in stocks and primarily those of foreign issuers which Dreyfus considers to be "value" companies. To a limited extent the portfolio may invest in debt securities of foreign issuers. Though not specifically limited, the portfolio ordinarily invests in companies in at least three foreign countries, and limits investments in any single company to no more than 5% of its assets at the time of purchase.

QUALITY BOND PORTFOLIO: The investment objective is to maximize current income as is consistent with the preservation of capital and the maintenance of liquidity. The portfolio invests at least 80% of net assets in bonds, that, when purchased, are rated A or better or are at the unrated equivalent as determined by Dreyfus, and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including Treasury inflation - protection securities (TIPS).

SMALL CAP PORTFOLIO: The investment objective is to maximize capital appreciation. The portfolio generally invests at least 80% of its assets in the stocks of small-cap companies. Small cap companies are those with total market values of less than $2 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their market capitalizations grow, and, thus, at any given time, a substantial portion of the portfolio's holdings may have market capitalizations in excess of $2 billion. The investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings.

SMALL COMPANY STOCK PORTFOLIO: The investment objective is to achieve investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Russell 2500 Stock Index ("Russell 2500"). To pursue this goal, the portfolio invests at least 80% of its assets in stocks of small companies. Small companies are defined as those whose market values generally range between $500 million and $5 billion at the time of purchase.

SPECIAL VALUE PORTFOLIO: The investment objective is to maximize total return, consisting of capital appreciation and current income. The portfolio invests at least 80% of its assets in stocks. The portfolio stock investments may include common stocks, preferred stocks and convertible securities of both the U.S. and foreign issuers, including those purchased in initial public offerings.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above-mentioned portfolios and funds. The principal distributor of the portfolios and funds is Dreyfus Services Corporation ("DSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166. The sub-adviser for the Appreciation Portfolio is Fayez Sarofim & Co.; the sub-adviser for The Dreyfus Socially Responsible Growth Fund, Inc. is NCM Capital Management Group, Inc. and the subadviser for the International Equity Portfolio is Newton Capital Management, Ltd.

==============================================================================================================
                                                INVESTMENT                             TOTAL         ACTUAL
                                                MANAGEMENT     12B-1     OTHER        ANNUAL         ANNUAL
                   FUNDS                            FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
FUND, INC.                                         0.75%         --      0.03%         0.78%         0.78%

DREYFUS VARIABLE INVESTMENT FUNDS
  Appreciation Portfolio (1)                       0.75%         --      0.03%         0.78%         0.78%
  Disciplined Stock Portfolio (1)                  0.75%         --      0.06%         0.81%         0.81%
  Growth and Income Portfolio (1)                  0.75%         --      0.05%         0.80%         0.80%
  International Equity Portfolio (1)               0.75%         --      0.33%         1.08%         1.08%
  International Value Portfolio (1)                1.00%         --      0.60%         1.60%         1.40%
  Quality Bond Portfolio (1)                       0.65%         --      0.10%         0.75%         0.75%
  Small Cap Portfolio (1)                          0.75%         --      0.04%         0.79%         0.79%
  Small Company Stock Portfolio (1)                0.75%         --      0.28%         1.03%         1.03%
  Special Value Portfolio (1)                      0.75%         --      0.16%         0.91%         0.90%
==============================================================================================================
* THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT
OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
==============================================================================================================

(1) The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses maybe greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.


FRANKLIN(R) TEMPLETON(R) VARIABLE INSURANCE PRODUCTS TRUST
(CLASS 2 SHARES)

TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The investment goal is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net total assets in investments of emerging market companies which generally include equity securities that trade in emerging markets or are issued by companies that derive significant revenue from goods, services or sales produced, or have their principal activities or significant assets, in emerging market countries.

TEMPLETON FOREIGN SECURITIES FUND (FORMERLY TEMPLETON INTERNATIONAL SECURITIES
FUND): The investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in foreign securities, including those in emerging markets.

TEMPLETON GLOBAL ASSET ALLOCATION FUND: The investment goal is high total return. Under normal market conditions, the Fund will invest in equity securities of companies in any country, debt securities of companies and governments of any country, and in money market instruments.

TEMPLETON GLOBAL INCOME SECURITIES FUND: The investment goal is high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. Under normal market conditions, the Fund will invest at least 65% of its total assets in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets.

TEMPLETON GROWTH SECURITIES FUND: The investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

Templeton Investment Counsel, LLC ("TIC") serves as the investment manager for Templeton Asset Strategy Fund and Templeton Foreign Securities Fund. Under an agreement with TIC, Franklin Advisers, Inc. ("FAI"), One Franklin Square, San Mateo, CA 94403, is Templeton Asset Strategy Fund's sub-advisor. FAI also serves as the investment manager for Templeton Global Income Securities Fund. TIC has offices at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394. The investment manager for Templeton Developing Markets Securities Fund is Templeton Asset Management Ltd. ("TAML"). TAML has offices at 2 Exchange Square, Hong Kong. Templeton Global Advisers Limited ("TGAL") serves as an investment manager for Templeton Growth Securities Fund. TGAL has offices in Lyford Bay Nassau, N.P. Bahamas.

==============================================================================================================
                                                 INVESTMENT                            TOTAL         ACTUAL
                                                 MANAGEMENT    12B-1     OTHER        ANNUAL         ANNUAL
                    FUNDS                           FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
FRANKLIN(R) TEMPLETON(R) VARIABLE
INSURANCE PRODUCTS TRUST
(CLASS 2 SHARES)
  Templeton Developing Markets Securities
      Fund (1)                                     1.25%       0.25%     0.32%         1.82%         1.82%
  Templeton Foreign Securities Fund
     (formerly Templeton International
     Securities Fund) (1) (2)                      0.69%       0.25%     0.22%         1.15%         1.15%
  Templeton Global Asset Allocation Fund
     (formerly Templeton Asset Strategy
      Fund) (1)                                    0.61%       0.25%     0.20%         1.06%         1.06%
  Templeton Global Income Securities
      Fund (1) (3)                                 0.63%       0.25%     0.08%         0.96%         0.96%
  Templeton Growth Securities Fund (1) (3)         0.80%       0.25%     0.05%         1.10%         1.10%
==============================================================================================================
* THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT
OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
==============================================================================================================

(1) The Fund's Class 2 distribution plan or "rule 12b-1plan" is described in the Fund's prospectus.

(2) The manager had agreed in advance to make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without the management fee reduction, the Fund's total annual expenses would have been 1.16%.

(3)  The Fund administration fee is paid indirectly through the management fee.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

VIF-GROWTH FUND: The Fund seeks long-term capital growth; current income is an additional goal. The Fund invests primarily in common stocks of large companies that are included in the Russell 1000 Growth Index at the time of purchase, of if not included in that Index, have market capitalizations of at least $5 billion at the time of purchase. In addition, the Fund tries to identify companies that have--or are expected to have--growing earnings, revenues and strong cash flows.

VIF-DYNAMICS FUND: The Fund seeks growth of capital by investing in common stocks of mid-sized companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. The Fund also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds.

VIF-EQUITY INCOME FUND: The Fund seeks to provide a high total return through both growth and current income and is actively managed. The Fund normally invests primarily in dividend-paying common and preferred stocks. Stocks held by the fund generally are expected to produce a relatively high level of income and a consistent, stable return. Although it focuses on the stocks of larger companies with a strong record of paying dividends, the Fund also may invest in companies that have not paid regular dividends.

VIF-HEALTH SCIENCES FUND: The Fund seeks to capital growth and is aggressively managed. The Fund invests primarily in the equity securities of companies that develop, produce or distribute products or services related to health care. These industries include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.

VIF-HIGH YIELD FUND: The Fund seeks to provide a high level of current income, with growth of capital as a secondary objective. It invests primarily in lower-rated debt securities, commonly called "junk bonds," and preferred stock with medium to lower credit ratings. Although these securities carry with them higher risks, they generally provide higher yields--and therefore higher income--than higher-rated debt securities. The rest of the Fund's assets are invested in other securities such as corporate short-term notes, repurchase agreements and money market funds.

VIF-TECHNOLOGY FUND: The Fund normally invests at least 80% of its assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, bio-technology, communications, computers, electronics, Internet, IT services and consulting, software, telecommunications equipment and services, IT infrastructure and networking companies.

VIF-TOTAL RETURN FUND: The Fund attempts to provide you with high total return through both growth and current income and is actively managed. The Fund invests primarily in common stocks of companies with a history of paying regular dividends. The Fund also invests in debt securities, including corporate obligations and obligations of the U.S. government and government agencies.

VIF-UTILITIES FUND: The Fund seeks growth of capital and current income. The Fund is aggressively managed. The Fund invests primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other instruments whose values are based upon the values of equity securities. The Fund normally invests at least 80% of its assets in equity securities and equity-related instruments of companies that produce, generate, transmit or distribute natural gas or electricity, as well as in companies that provide telecommunications services, including local, long distance and wireless, excluding broadcasting.

INVESCO Funds Group, Inc. ("INVESCO") serves as the investment adviser and principal underwriter of each of the above-mentioned funds. INVESCO's principal business address is 4350 South Monaco Street, Denver, Colorado 80237.

==============================================================================================================
                                                 INVESTMENT                            TOTAL         ACTUAL
                                                 MANAGEMENT    12B-1     OTHER        ANNUAL         ANNUAL
                    FUNDS                           FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
INVESCO VARIABLE INVESTMENT FUNDS, INC.
  VIF-Core Equity Fund (formerly VIF-
    Equity Income Fund                             0.75%         --      0.34%         1.09%         1.09%
  VIF-Dynamics Fund                                0.75%         --      0.33%         1.08%         1.08%
  VIF- Growth Fund (formerly VIF-Blue                            --
     Chip Growth Fund) (1)                         0.85%         --      1.47%         2.32%         1.52%
  VIF-Health Sciences Fund                         0.75%         --      0.31%         1.06%         1.06%
  VIF-High Yield Fund                              0.60%         --      0.42%         1.02%         1.02%
  VIF-Technology Fund                              0.75%         --      0.32%         1.07%         1.07%
  VIF-Total Return Fund (1)                        0.75%         --      0.56%         1.31%         1.15%
  VIF-Utilities Fund (1)                           0.60%         --      0.77%         1.37%         1.15%
==============================================================================================================
* THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT
OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
==============================================================================================================

(1) Certain expenses of the Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors.


JANUS ASPEN SERIES
(INSTITUTIONAL SHARES)

AGGRESSIVE GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a non-diversified portfolio that pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies.

BALANCED PORTFOLIO: The investment objective of this Portfolio is long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

FLEXIBLE INCOME PORTFOLIO: The investment objective of this Portfolio is to obtain maximum total return, consistent with preservation of capital. The Portfolio pursues its objective primarily through investments in income-producing securities. Total return is expected to result from a combination of current income and capital appreciation, although income will normally be the dominant component of total return. The Portfolio invests in many types of income-producing securities and may have substantial holdings in debt securities rated below investment grade.

GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

INTERNATIONAL GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investing, under normal circumstances, 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

WORLDWIDE GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser and principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

==============================================================================================================
                                                 INVESTMENT                            TOTAL         ACTUAL
                                                 MANAGEMENT    12B-1     OTHER        ANNUAL         ANNUAL
                    FUNDS                           FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES (INSTITUTIONAL SHARES)
  Aggressive Growth Portfolio (1)                  0.65%         --      0.02%         0.67%         0.67%
  Balanced Portfolio  (1)                          0.65%         --      0.01%         0.66%         0.66%
  Flexible Income Portfolio (1)                    0.64%         --      0.03%         0.67%         0.67%
  Growth Portfolio (1)                             0.65%         --      0.01%         0.66%         0.66%
  International Growth Portfolio (1)               0.65%         --      0.06%         0.71%         0.71%
  Worldwide Growth Portfolio (1)                   0.65%         --      0.04%         0.69%         0.69%
==============================================================================================================
* THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT
OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
==============================================================================================================

(1) Based upon expenses for the year ended December 31, 2001. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements.


J.P. MORGAN SERIES TRUST II

JPMORGAN BOND PORTFOLIO: The investment objective is to provide high total return consistent with moderate risk of capital and maintenance of liquidity. The portfolio seeks its objective by investing at least 80% of the value of its Assets in debt instruments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities that are believed to have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes.

JPMORGAN U.S. DISCIPLINED EQUITY PORTFOLIO: The investment objective is to provide high total return from a portfolio of selected equity securities. The Portfolio invests at least 80% of the value of its Assets in large- and medium-capitalization U.S. companies. "Assets mean net assets, plus the amount of borrowings for investment purposes.

JPMORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO: The investment objective is to provide high total return from a portfolio of equity securities of foreign companies. The portfolio's assets are invested primarily in companies from developed markets other than the U.S. The portfolio's assets may also be invested to a limited extent in companies from emerging markets.

JPMORGAN SMALL COMPANY PORTFOLIO: The investment objective is to provide high total return from a portfolio of small company stocks. The Portfolio invests at least 80% of the value of its Assets in the common stock of small and medium sized U.S. companies, typically represented by the Russell 2000 Index. "Assets mean net assets, plus the amount of borrowings for investment purposes.

J.P. Morgan Investment Management Inc. ("Morgan") serves as the investment adviser to each of the above-mentioned portfolios. Morgan's principal business address is 522 Fifth Avenue, New York, New York 10036.

==============================================================================================================
                                                 INVESTMENT                            TOTAL         ACTUAL
                                                 MANAGEMENT    12B-1     OTHER        ANNUAL         ANNUAL
                    FUNDS                           FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
J.P. MORGAN SERIES TRUST II
  JPMorgan Bond Portfolio                          0.30%         --      0.45%         0.75%         0.75%
  JPMorgan U. S. Disciplined Equity
    Portfolio                                      0.35%         --      0.50%         0.85%         0.85%
  JPMorgan International Opportunities                           --
    Portfolio (1)                                  0.60%         --      0.80%         1.40%         1.20%
  JPMorgan Small Company Portfolio                 0.60%         --      0.55%         1.15%         1.15%
==============================================================================================================
* THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT
OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
==============================================================================================================

(1) The information in the foregoing table has been restated to reflect an agreement by JPMorgan Chase Bank, an affiliate of Morgan, to reimburse the trust to the extent certain expenses exceed in any fiscal year 1.20% of the average daily net assets of the J.P. Morgan International Opportunities Portfolio.


LAZARD RETIREMENT SERIES, INC.

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

LAZARD RETIREMENT EQUITY PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations in the range of the S&P 500(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE(R)) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

LAZARD RETIREMENT SMALL CAP PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Lazard Asset Management ("Lazard"), a division of Lazard Freres & Co., a New York limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios. Lazard's principal business address is 30 Rockefeller Plaza, New York, New York 10112.

===============================================================================================================
                                                 INVESTMENT                            TOTAL         ACTUAL
                                                 MANAGEMENT    12B-1     OTHER        ANNUAL         ANNUAL
                    FUNDS                           FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
---------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.
  Emerging Markets Portfolio (1)                   1.00%       0.25%     2.96%         4.21%         1.60%
  Equity Portfolio (1)                             0.75%       0.25%     2.25%         3.25%         1.25%
  International Equity Portfolio (1)               0.75%       0.25%     0.94%         1.94%         1.25%
  Small Cap Portfolio (1)                          0.75%       0.25%     0.67%         1.67%         1.25%
===============================================================================================================
* THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT
OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
================================================================================================================

(1) Effective January 1, 2002, the Investment Adviser agreed to waive its fees and/or reimburse the Portfolios through December 31, 2002 to the extent that the Portfolio's average daily net assets exceed 1.60%, 1.25%, 1.25% and 1.25% for the Emerging Markets, Equity, International Equity and Small Cap Portfolios, respectively.


MFS(R) VARIABLE INSURANCE TRUSTSM
(INITIAL CLASS SHARES)

MFS BOND SERIES: The primary investment objective of the series is to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders' capital. The series invests, under normal market conditions, at least 80% of its total assets in fixed income securities such as corporate bonds, U.S. government securities and mortgage-backed and asset-backed securities. The series may also invest in derivative securities.

MFS EMERGING GROWTH SERIES: The investment objective of the series is to provide long-term growth of capital. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

MFS HIGH INCOME SERIES: The investment objective of the series is to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The series invests, under normal market conditions, at least 80% of its total assets in high income fixed income securities.

MFS INVESTORS TRUST SERIES: The investment objective of the series is to provide long-term growth of capital and secondarily to provide reasonable current income. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS RESEARCH SERIES: The investment objective of the series is to provide long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS STRATEGIC INCOME SERIES (FORMERLY MFS GLOBAL GOVERNMENTS SERIES): The investment objective of the series is to provide income and capital appreciation. The series invests, under normal conditions, at least 65% of its total assets in U.S. government securities and foreign government securities.

MFS TOTAL RETURN SERIES: The investment objective of the series is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The series invests, under normal market conditions, at least 40%, but not more than 75%, of its net assets in common stocks and related securities such as preferred stock, bonds, warrants and depositary receipts for those securities. In addition, the series invests at least 25% of its net assets in non-convertible fixed income securities.

MFS UTILITIES SERIES: The investment objective of the series is to provide capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The series invests, under normal market conditions, at least 65% of its total assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry.

The investment adviser for each series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

==============================================================================================================
                                                 INVESTMENT                            TOTAL         ACTUAL
                                                 MANAGEMENT    12B-1     OTHER        ANNUAL         ANNUAL
                    FUNDS                           FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUSTSM
(INITIAL CLASS SHARES)
  MFS Bond Series (1) (2)                          0.60%         --      0.40%         1.00%         0.75%
  MFS Emerging Growth Series (1)                   0.75%         --      0.12%         0.87%         0.86%
  MFS High Income Series (1) (2)                   0.75%         --      0.26%         1.01%         0.90%
  MFS Investors Trust Series (1)                   0.75%         --      0.15%         0.90%         0.89%
  MFS Research Series (1)                          0.75%         --      0.15%         0.90%         0.89%
  MFS Strategic Income Series (formerly
    MFS Global Governments Series)  (1) (2)        0.75%         --      0.37%         1.12%         0.90%
  MFS Total Return Series (1)                      0.75%         --      0.14%         0.89%         0.88%
  MFS Utilities Series (1)                         0.75%         --      0.18%         0.93%         0.92%
==============================================================================================================
* THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT
OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
==============================================================================================================

(1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the expenses of the series.

(2) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% of the average daily net assets of the series during the current fiscal year. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the Board of Trustees that oversees the series.


NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

AMT BALANCED PORTFOLIO: The investment objectives of the portfolio are long-term capital growth and reasonable current income without undue risk to principal. To pursue these objectives, the portfolio allocates its assets between stocks - primarily those of mid-capitalization companies - and short-term fixed-income securities from U.S. government and corporate issuers.

AMT GROWTH PORTFOLIO: The investment objective of the portfolio is growth of capital. To pursue this goal, the portfolio invests mainly in stocks of mid-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for fast-growing companies that are in emerging or rapidly evolving industries.

AMT LIMITED MATURITY BOND PORTFOLIO: The investment objective of the portfolio is to achieve the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

AMT PARTNERS PORTFOLIO: The investment objective of the portfolio is growth of capital. To pursue this goal, the portfolio invests mainly in common stocks of mid to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for well-managed companies whose stock prices are believed to be undervalued.

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the portfolios and is also the principal underwriter of the portfolios. NBMI's principal business address is 605 Third Avenue, New York, New York 10158-0180.

===============================================================================================================
                                                 INVESTMENT                            TOTAL         ACTUAL
                                                 MANAGEMENT    12B-1     OTHER        ANNUAL         ANNUAL
                    FUNDS                           FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
---------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS
MANAGEMENT TRUST ("AMT")
  AMT Balanced Portfolio (1)                       0.85%         --      0.22%         1.07%         1.07%
  AMT Growth Portfolio (1)                         0.82%         --      0.05%         0.89%         0.89%
  AMT Limited Maturity Bond Portfolio (1)          0.65%         --      0.08%         0.73%         0.73%
  AMT Partners Portfolio (1)                       0.82%         --      0.05%         0.87%         0.87%
===============================================================================================================
* THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT
OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
================================================================================================================

(1) Neuberger Berman Management Inc. ("NBMI") has undertaken through April 30, 2005 to reimburse certain operating expenses, excluding compensation of NBMI, taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in aggregate, 1% of the Balanced, Growth, Limited Maturity Bond and Partners Portfolios' average daily net asset value.


THE ROYCE CAPITAL FUND

ROYCE MICRO-CAP PORTFOLIO: The portfolio seeks long-term growth of capital primarily through investments in a broadly diversified portfolio of equity securities of micro-cap companies (companies with stock market capitalization below $400 million). Royce generally looks to invest in companies that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth.

ROYCE SMALL-CAP PORTFOLIO (FORMERLY ROYCE PREMIER PORTFOLIO): The investment objective primarily seeks long-term growth and secondarily current income. It seeks to achieve these objectives through investments in a limited number of equity securities issued by small companies with stock market capitalizations between $400 million and $2 billion. Royce generally looks to invest in companies that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth.

Royce & Associates, Inc. ("Royce") serves as the investment manager of the portfolios. Royce's principal business address is 1414 Avenue of the Americas, New York, New York 10019.

==============================================================================================================
                                                 INVESTMENT                            TOTAL         ACTUAL
                                                 MANAGEMENT    12B-1     OTHER        ANNUAL         ANNUAL
                    FUNDS                           FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND
  Royce Micro-Cap Portfolio (1)                    1.25%         --      0.17%         1.42%         1.35%
  Royce Small-Cap Portfolio (formerly Royce
    Premier Portfolio (1)                          1.00%         --      1.20%         2.20%         1.35%
==============================================================================================================
* THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT
OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
==============================================================================================================

(1) Royce & Associates, Inc., the Funds' investment adviser, has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds' Net Annual Operating Expenses ratio at or below: 1.35% through December 31, 2001, and 1.99% through December 31, 2008.


SCUDDER VARIABLE SERIES I
(CLASSES A AND B SHARES)

BALANCED PORTFOLIO: The portfolio pursues a balance of growth and income from a diversified portfolio of equity and fixed-income securities. The Portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to manage risk.

BOND PORTFOLIO: The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities by using a flexible investment program that emphasizes high-grade bonds. The portfolio invests at least 65% of its assets in bonds of any maturity.

CAPITAL GROWTH PORTFOLIO: The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies with market values of $3 billion or more.

GLOBAL DISCOVERY PORTFOLIO: The portfolio pursues above-average capital appreciation over the long-term by investing primarily in the equity securities of small companies located throughout the world. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies (companies with market values similar to the smallest 20% of the Salomon Brothers Broad Market Index).

GROWTH AND INCOME PORTFOLIO: The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets inequities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities.

INTERNATIONAL PORTFOLIO: The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.


==============================================================================================================
                                                 INVESTMENT                            TOTAL         ACTUAL
                                                 MANAGEMENT    12B-1     OTHER        ANNUAL         ANNUAL
                    FUNDS                           FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE SERIES I
(CLASS A AND B SHARES)
  Balanced Portfolio (Class A)                     0.48%         --      0.08%         0.56%         0.56%
  Bond Portfolio (Class A)                         0.48%         --      0.09%         0.57%         0.57%
  Capital Growth Portfolio (Class B)               0.46%       0.25%     0.04%         0.75%         0.75%
  Global Discovery Portfolio (Class B) (1)         0.98%       0.25%     0.24%         1.47%         1.47%
  Growth and Income Portfolio (Class B)            0.48%       0.25%     0.08%         0.81%         0.81%
  International Portfolio (Class B)                0.84%                 0.16%         1.25%         1.25%
==============================================================================================================
* THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT
OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
================================================================================================================

(1) Pursuant to their respective agreement with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2002, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Class B shares of the Scudder Global Discovery Portfolio to 1.50%.


SCUDDER VARIABLE SERIES II

SCUDDER BLUE CHIP PORTFOLIO: The portfolio seeks growth of capital and of income by investing at least 65% of total assets in common stocks of large U.S. companies (those with market values of $1 billion or more). In choosing stocks, the portfolio managers look for attractive "blue chip" companies: large, well-known established companies with sound financial strength whose stock price is attractive relative to potential growth.

SCUDDER CONTRARIAN VALUE PORTFOLIO: The portfolio seeks to achieve a high rate of total return from a portfolio primarily of value stocks of larger companies. The portfolio normally invests at least 65% of total assets in common stocks and other equity securities of large U.S. companies (those with market values of $1 billion or more) that the portfolio managers believe are undervalued.

SCUDDER GOVERNMENT SECURITIES PORTFOLIO: The portfolio seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. government securities. The portfolio normally invests at least 65% of total assets in U.S. government securities and repurchase agreements of U.S. government securities.

SCUDDER GROWTH PORTFOLIO: The portfolio seeks maximum appreciation of capital. The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies (those with market values of $1 billion or more). In choosing stocks, the portfolio manager looks for individual companies that have strong product lines, effective management and leadership positions within core markets.

SCUDDER HIGH-YIELD PORTFOLIO: The portfolio seeks to provide a high level of current income. The portfolio normally invests at least 65% of total assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO (FORMERLY SCUDDER INTERNATIONAL RESEARCH PORTFOLIO): The portfolio seeks long-term capital appreciation. The portfolio normally invests at least 65% of total assets in common stocks of large foreign companies (stocks that are listed on foreign exchanges and are issued by foreign-based companies that have a market capitalization of $1 billion or more).

SCUDDER INVESTMENT GRADE BOND PORTFOLIO: The portfolio seeks high current income by investing primarily in a diversified portfolio of fixed-income securities. This portfolio normally invests at least 65% of total assets in bonds of the top four grades of credit quality and may invest up to 35% of total assets in junk bonds (i.e., grade BB/Ba and below).

SCUDDER SMALL CAP GROWTH PORTFOLIO: The portfolio seeks maximum appreciation of investor's capital. The portfolio normally invests at least 65% of total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index.

SCUDDER TOTAL RETURN PORTFOLIO: The portfolio seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stock. The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage and asset-backed securities. Generally, most are from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

SVS DREMAN SMALL CAP VALUE PORTFOLIO (FORMERLY SCUDDER SMALL CAP VALUE PORTFOLIO): The portfolio seeks long-term capital appreciation from a portfolio primarily of value stocks of smaller companies. The portfolio normally invests at least 65% of total assets in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Index (market values of $414.2 million or less as of December 31, 2001).

SVS FOCUS VALUE+GROWTH PORTFOLIO: the portfolio seeks growth of capital through professional management of a portfolio of growth and value stocks. A secondary objective of the portfolio is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.

The asset manager of the portfolios is Deutsche Investment Management Americas, Inc.("Deutsche"). Deutsche's principal business address is Two International Place, Boston, Massachusetts 02110-4103.

==============================================================================================================
                                                INVESTMENT                             TOTAL         ACTUAL
                                                MANAGEMENT     12B-1     OTHER        ANNUAL         ANNUAL
                   FUNDS                            FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE SERIES II
  Scudder Blue Chip Portfolio (1)                  0.65%         --      0.04%         0.69%         0.69%
  Scudder Contratrian Value Portfolio (1)          0.75%         --      0.04%         0.79%         0.79%
  Scudder Government Securities Portfolio          0.55%         --      0.05%         0.60%         0.60%
  Scudder Growth Portfolio                         0.60%         --      0.03%         0.63%         0.63%
  Scudder High-Yield Portfolio                     0.60%         --      0.10%         0.70%         0.70%
  Scudder International Select Equity
    Portfolio (formerly Scudder International
    Research  Portfolio)                           0.75%         --      0.17%         0.92%         0.92%
  Scudder Investment Grade Bond
    Portfolio (1)                                  0.60%         --      0.04%         0.64%         0.64%
  Scudder Small Cap Growth Portfolio               0.65%         --      0.03%         0.68%         0.68%
  Scudder Total Return Portfolio                   0.55%         --      0.03%         0.58%         0.58%
  SVS Dreman Small Cap Value Portfolio
     (formerly Scudder Small Cap Value) (1)        0.75%         --      0.04%         0.79%         0.79%
  SVS Focus Value+Growth Portfolio (1)             0.75%         --      0.04%         0.79%         0.79%
==============================================================================================================
* THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT
OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
==============================================================================================================

(1) Pursuant to their respective agreements with Scudder Variable Series II, the Investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2002, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: Scudder Blue Chip - 0.95%; Scudder Contrarian Value - 0.80%; Scudder Investment Grade Bond - 0.80%; SVS Dreman Small Cap Value - 0.84% and Scudder Focus Value+Growth - 0.84%.


THE STRONG FUNDS

STRONG MID CAP GROWTH FUND II: The portfolio seeks capital growth by investing primarily in equity securities that are believed to have above-average growth prospects. The fund will typically invest in companies with superior earnings, dividend, and revenue growth that are poised to outperform the market over the long-term.

STRONG OPPORTUNITY FUND II: The portfolio seeks capital growth by investing in equity securities emphasizing investments in medium-sized companies that the investment advisor believes are under-researched and attractively valued. The fund's investment advisor looks for companies with fundamental value or growth potential that is not yet reflected in their current market prices.

The Strong Funds are not available to California residents.

The investment adviser for each fund is Strong Capital Management, Inc. ("Strong"). Strong's principal business address is P.O. Box 2936, Milwaukee, Wisconsin 53201.

==============================================================================================================
                                                INVESTMENT                             TOTAL         ACTUAL
                                                MANAGEMENT     12B-1     OTHER        ANNUAL         ANNUAL
                   FUNDS                            FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
THE STRONG FUNDS
  Strong Mid Cap Growth Fund II                    0.75%         --      0.65%         1.40%         1.20%
  Strong Opportunity Fund II                       0.75%         --      0.65%         1.40%         1.10%
==============================================================================================================
* THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT
OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
==============================================================================================================


T. ROWE PRICE EQUITY SERIES, INC.

EQUITY INCOME PORTFOLIO: The investment objective of the portfolio is to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

INTERNATIONAL STOCK PORTFOLIO: The investment objective of the portfolio is to provide long-term growth of capital through investments primarily in the common stocks of established companies based outside the United States.

LIMITED-TERM BOND PORTFOLIO: The investment objective of the portfolio is to achieve a high level of income consistent with moderate fluctuations in principal value by investing primarily in short- and intermediate-term investment-grade, corporate bonds.

MID-CAP GROWTH PORTFOLIO: The investment objective of the portfolio is to provide long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of medium-sized (mid-cap) companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. Mid-cap companies are defined as those with a market capitalization within the range of companies in either the S&P 400 Mid-Cap Index or the Russell Midcap Growth Index.

NEW AMERICA GROWTH: The investment objective of the portfolio is to achieve long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year.

PERSONAL STRATEGY BALANCED PORTFOLIO: The investment objective of the portfolio is to achieve the highest total return over time, with an emphasis on both capital growth and income by investing in a diversified portfolio typically consisting of 60% stocks, 30% bonds, and 10% money market securities.

The investment manager for each portfolio, except the International Stock Portfolio, is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price's principal business address is 100

East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price International, Inc. ("Price International"), wholly owned by T. Rowe Price, serves as investment adviser to the International Stock Portfolio and its U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202.

==============================================================================================================
                                                INVESTMENT                             TOTAL         ACTUAL
                                                MANAGEMENT     12B-1     OTHER        ANNUAL         ANNUAL
                   FUNDS                            FEE         FEES    EXPENSES     EXPENSES       EXPENSES*
--------------------------------------------------------------------------------------------------------------
T. ROWE PRICE VARIABLE FUNDS
  Equity Income Portfolio (1)                      0.85%         --      0.00%         0.85%         0.85%
  International Stock Portfolio (1)                1.05%         --      0.00%         1.05%         1.05%
  Limited-Term Bond Portfolio (1)                  0.70%         --      0.00%         0.70%         0.70%
  Mid-Cap Growth Portfolio (1)                     0.85%         --      0.00%         0.85%         0.85%
  New America Growth Portfolio (1)                 0.85%         --      0.00%         0.85%         0.85%
  Personal Strategy Balanced Portfolio (1)         0.90%         --      0.00%         0.90%         0.90%
==============================================================================================================
THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT OF
EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
==============================================================================================================

(1) Management fees include the ordinary, recurring operating expenses of the Portfolio.

CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES CLOSELY RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF ITS RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND ITS MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS SUPPLEMENT AND THE GVUL PRODUCT PROSPECTUS. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.

EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE SERIES FUND, PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

ILLUSTRATIONS OF CASH SURRENDER VALUES AND DEATH BENEFITS

On the next several pages, we show you two examples of how the Cash Surrender Value and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of your Group Contract.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

     o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

     o    The Face Amount of insurance under the Certificate is $100,000.

     o The Participant pays a premium of $75 on the first day of each month, for a total of $900 over the course of each year.

ILLUSTRATION #1

In Illustration #1, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made. Accordingly, we assumed the following charges:

     o The charge deducted from each premium payment for taxes on premium payments is 2.6%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

     o Prudential deducts a sales charge equal to 3.5% from each premium payment.

     o Prudential deducts a processing charge of $2 from each premium payment.

     o Each month, Prudential deducts a $6 charge for administrative expenses.

     o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

     o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioners Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

     o Prudential deducts a charge upon surrender equal to the lesser of $20 or 2% of the amount surrendered.

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of maximum charges, we assumed that the CURRENT CHARGES for an active participant would be deducted for as long as the Certificate is in effect.

Here's what we assumed:

     o The charge deducted from each premium payment for taxes on premium payments is 2.6%.

     o    Prudential deducts no sales charge from premium payments.

     o    Prudential deducts no processing charge from premium payments.

     o Each month, Prudential deducts a $3 charge for administrative expenses.

     o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

     o    Prudential does not deduct a surrender charge.

     o    Prudential does not deduct a surrender charge.

     o Prudential deducts current standardized cost of insurance charge from the following table. Actual costs will vary by Group Contract.

          ----------------------------------------------------------------------
          ASSUMED MONTHLY CURRENT COST OF INSURANCE RATES PER $1,000
          ----------------------------------------------------------------------
          Age                                   Rate per thousand  dollars of
                                                face amount
          ----------------------------------------------------------------------
          40 to 44                              $0.17
          ----------------------------------------------------------------------
          45to 49                               $0.29
          ----------------------------------------------------------------------
          50 to 54                              $0.48
          ----------------------------------------------------------------------
          55 to 59                              $0.75
          ----------------------------------------------------------------------
          60 to 64                              $1.17
          ----------------------------------------------------------------------
          65 to 69                              $2.10
          ----------------------------------------------------------------------
          70 to 74                              $3.76
          ----------------------------------------------------------------------
          75                                    $4.15
          ----------------------------------------------------------------------
          76                                    $4.60
          ----------------------------------------------------------------------
          77                                    $5.10
          ----------------------------------------------------------------------
          78                                    $5.65
          ----------------------------------------------------------------------
          79                                    $6.25
          ----------------------------------------------------------------------
          80                                    $6.90
          ----------------------------------------------------------------------
          81                                    $7.59
          ----------------------------------------------------------------------
          82                                    $8.32
          ----------------------------------------------------------------------
          83                                    $9.08
          ----------------------------------------------------------------------
          84                                    $9.87
          ----------------------------------------------------------------------
          85                                    $10.69
          ----------------------------------------------------------------------
          86                                    $11.56
          ----------------------------------------------------------------------
          87                                    $12.46
          ----------------------------------------------------------------------
          88                                    $13.41
          ----------------------------------------------------------------------
          89                                    $14.42
          ----------------------------------------------------------------------
          90                                    $15.48
          ----------------------------------------------------------------------
          91                                    $16.59
          ----------------------------------------------------------------------
          92                                    $17.73
          ----------------------------------------------------------------------
          93                                    $18.90
          ----------------------------------------------------------------------
          94                                    $20.29
          ----------------------------------------------------------------------
          95                                    $21.79
          ----------------------------------------------------------------------
          96                                    $23.13
          ----------------------------------------------------------------------
          97                                    $24.57
          ----------------------------------------------------------------------
          98                                    $26.14
          ----------------------------------------------------------------------
          99                                    $28.85
          ----------------------------------------------------------------------
          100                                   $29.72
          ----------------------------------------------------------------------

ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 140 Funds available under Group Variable Universal Life Insurance. (We used all 140 only for the purpose of this illustration. As we told you earlier in this prospectus, Prudential will permit each Group Contractholder to make no more than 20 Funds available to its Participants.)

Each illustration shows three different assumptions about the investment performance--or "investment return"--of the Funds. The three different assumptions are:

     o    gross annual rate of return is 0%

     o    gross annual rate of return is 4.5%

     o    gross annual rate of return is 9%

These are only assumptions to show how the Cash Surrender Value and Death Benefit change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

Walking Through the Illustrations

Here's what to look for in the illustrations:

     o    The first column shows the CERTIFICATE YEAR.

     o The second column shows the PARTICIPANT'S AGE at the end of each Certificate Year.

     o The third column shows the participant's ANNUAL PREMIUM OUTLAY for each Certificate Year.

     o The fourth column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

     o The next three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5% and 9%).

     o The last three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5% and 9%).

You should note that:

     o    Both "gross" and "net" investment returns are shown.

     o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

     o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

     o Fund investment management fees and other expenses were assumed to equal .93% per year, which was the average Fund expense in 2001.

     o For Illustration #1, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #1, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.83, 2.67%, and 7.17%.

     o For Illustration #2, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #2, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.38%, 3.12%, and 7.62%.

     o The Cash Surrender Values and Death Benefits are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

     o    We assumed no loans or partial withdrawals were taken.

Neither illustration reflects Dividends or Experience Credits.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

CASH SURRENDER VALUES AND DEATH BENEFITS WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.


                                                           ILLUSTRATION #1

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000

                                                            ISSUE AGE 40

              ASSUME TOTAL MONTHLY CONTRIBUTION OF $75.00 TOWARDS COST OF INSURANCE AND CERTIFICATE FUND FOR ALL YEARS
                                         THIS ILLUSTRATION USES MAXIMUM CONTRACTUAL CHARGES.

                                                                                        Cash Surrender Value (1)
                                                                     ------------------------------------------------------------
                                                                                  Assuming Hypothetical Gross (and Net)
                                                                                         Annual Investment Return of
  End of                    Annual             Premiums              ------------------------------------------------------------
Certificate                 Premium           Accumulated             0.0% Gross             4.5% Gross               9.0% Gross
    Year        Age         Outlay           at 4% per year          (-1.83% Net)            (2.67% Net)              (7.17% Net)
-----------     ---         -------          --------------          -----------             -----------              -----------
      1          41          $900                 $919                   $268                     $274                     $281
      2          42          $900               $1,876                   $491                     $516                     $540
      3          43          $900               $2,870                   $668                     $720                     $774
      4          44          $900               $3,904                   $796                     $883                     $977
      5          45          $900               $4,980                   $873                   $1,000                   $1,146
      6          46          $900               $6,098                   $895                   $1,067                   $1,270
      7          47          $900               $7,262                   $860                   $1,077                   $1,343
      8          48          $900               $8,471                   $766                   $1,025                   $1,357
      9          49          $900               $9,730                   $610                     $905                   $1,303
     10          50          $900              $11,038                   $385                     $711                   $1,170
     15          55          $900              $18,409                     $0 (2)                   $0 (2)                   $0 (2)
     20          60          $900              $27,377                     $0                       $0                       $0
     25          65          $900              $38,289                     $0                       $0                       $0
     30          70          $900              $51,564                     $0                       $0                       $0
     35          75          $900              $67,715                     $0                       $0                       $0
     40          80          $900              $87,365                     $0                       $0                       $0
     45          85          $900             $111,272                     $0                       $0                       $0
     50          90          $900             $140,360                     $0                       $0                       $0
     55          95          $900             $175,749                     $0                       $0                       $0
     60         100          $900             $218,805                     $0                       $0                       $0


                                                        Death Benefits (1)
                                ---------------------------------------------------------------
                                              Assuming Hypothetical Gross (and Net)
                                                     Annual Investment Return of
  End of                        ---------------------------------------------------------------
Certificate                      0.0% Gross               4.5% Gross               9.0% Gross
    Year                        (-1.83% Net)             (2.67% Net)               (7.17% Net)
-----------                     -----------              -----------               ------------
      1                           $100,273                 $100,280                  $100,286
      2                           $100,501                 $100,526                  $100,551
      3                           $100,682                 $100,735                  $100,790
      4                           $100,813                 $100,901                  $100,997
      5                           $100,891                 $101,020                  $101,166
      6                           $100,913                 $101,087                  $101,290
      7                           $100,877                 $101,097                  $101,363
      8                           $100,782                 $101,045                  $101,377
      9                           $100,622                 $100,923                  $101,323
     10                           $100,393                 $100,725                  $101,190
     15                                 $0 (2)                   $0 (2)                    $0 (2)
     20                                 $0                       $0                        $0
     25                                 $0                       $0                        $0
     30                                 $0                       $0                        $0
     35                                 $0                       $0                        $0
     40                                 $0                       $0                        $0
     45                                 $0                       $0                        $0
     50                                 $0                       $0                        $0
     55                                 $0                       $0                        $0
     60                                 $0                       $0                        $0

(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0.0%, 4.5%, AND 9.0%, OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.


                                                           ILLUSTRATION #2

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40

              ASSUME TOTAL MONTHLY CONTRIBUTION OF $75.00 TOWARDS COST OF INSURANCE AND CERTIFICATE FUND FOR ALL YEARS
                                               THIS ILLUSTRATION USES CURRENT CHARGES.


                                                                                        Cash Surrender Value (1)
                                                                     --------------------------------------------------------------
                                                                                  Assuming Hypothetical Gross (and Net)
                                                                                       Annual Investment Return of
  End of                     Annual             Premiums             --------------------------------------------------------------
Certificate                 Premium            Accumulated            0.0% Gross              4.5% Gross                9.0% Gross
   Year         Age          Outlay           at 4% per year         (-1.38% Net)             (3.12% Net)               (7.62% Net)
------------   -----        -------           -------------          -----------              -----------               -----------
     1          41            $900                  $919                  $632                     $647                     $663
     2          42            $900                $1,876                $1,255                   $1,315                   $1,376
     3          43            $900                $2,870                $1,869                   $2,003                   $2,143
     4          44            $900                $3,904                $2,475                   $2,713                   $2,969
     5          45            $900                $4,980                $3,073                   $3,445                   $3,858
     6          46            $900                $6,098                $3,520                   $4,053                   $4,664
     7          47            $900                $7,262                $3,960                   $4,681                   $5,533
     8          48            $900                $8,471                $4,394                   $5,328                   $6,467
     9          49            $900                $9,730                $4,823                   $5,995                   $7,472
    10          50            $900               $11,038                $5,245                   $6,683                   $8,554
    15          55            $900               $18,409                $6,170                   $9,224                  $13,953
    20          60            $900               $27,377                $5,469                  $10,434                  $19,784
    25          65            $900               $38,289                $2,382                   $9,118                  $25,147
    30          70            $900               $51,564                    $0 (2)               $1,544                  $26,126
    35          75            $900               $67,715                    $0                       $0 (2)              $15,469
    40          80            $900               $87,365                    $0                       $0                       $0 (2)
    45          85            $900              $111,272                    $0                       $0                       $0
    50          90            $900              $140,360                    $0                       $0                       $0
    55          95            $900              $175,749                    $0                       $0                       $0
    60         100            $900              $218,805                    $0                       $0                       $0


                                                    Death Benefits (1)
                               ------------------------------------------------------------
                                          Assuming Hypothetical Gross (and Net)
                                               Annual Investment Return of
  End of                       ------------------------------------------------------------
Certificate                     0.0% Gross              4.5% Gross              9.0% Gross
   Year                        (-1.38% Net)             (3.12% Net)             (7.62% Net)
------------                   ------------             ----------              -----------
     1                           $100,632                $100,647                $100,663
     2                           $101,255                $101,315                $101,376
     3                           $101,869                $102,003                $102,143
     4                           $102,475                $102,713                $102,969
     5                           $103,073                $103,445                $103,858
     6                           $103,520                $104,053                $104,664
     7                           $103,960                $104,681                $105,533
     8                           $104,394                $105,328                $106,467
     9                           $104,823                $105,995                $107,472
    10                           $105,245                $106,683                $108,554
    15                           $106,170                $109,224                $113,953
    20                           $105,469                $110,434                $119,784
    25                           $102,382                $109,118                $125,147
    30                                 $0 (2)            $101,544                $126,126
    35                                 $0                      $0 (2)            $115,469
    40                                 $0                      $0                      $0 (2)
    45                                 $0                      $0                      $0
    50                                 $0                      $0                      $0
    55                                 $0                      $0                      $0
    60                                 $0                      $0                      $0

(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0.0%, 4.5%, AND 9.0%, OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                          SUPPLEMENT DATED MAY 1, 2002
                         TO PROSPECTUS DATED MAY 1, 2002
                   FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT IS NOT A PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS.

THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

JENNISON PORTFOLIO (FORMERLY PRUDENTIAL JENNISON PORTFOLIO): The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. government or its agencies, as well as domestic and foreign corporations and banks.

PRUDENTIAL VALUE PORTFOLIO (FORMERLY VALUE PORTFOLIO): The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.


FRANKLIN(R) TEMPLETON(R) VARIABLE INSURANCE PRODUCTS TRUST
(CLASS 2 SHARES)

TEMPLETON FOREIGN SECURITIES FUND (FORMERLY TEMPLETON INTERNATIONAL SECURITIES
FUND): The investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets foreign, including those in emerging markets.


JANUS ASPEN SERIES
(INSTITUTIONAL SHARES)

GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

INTERNATIONAL GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investing, under normal circumstances, 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.


LAZARD RETIREMENT SERIES, INC.

LAZARD RETIREMENT SMALL CAP PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


MFS(R) VARIABLE INSURANCE TRUSTSM
(INITIAL CLASS SHARES)

MFS RESEARCH SERIES: The investment objective of the series is to provide long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

SCUDDER VARIABLE SERIES II

SCUDDER HIGH-YIELD PORTFOLIO: The portfolio seeks to provide a high level of current income. The portfolio normally invests at least 65% of total assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

T. ROWE PRICE EQUITY SERIES, INC.

EQUITY INCOME PORTFOLIO: The investment objective of the portfolio is to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

NEW AMERICA GROWTH: The investment objective of the portfolio is to achieve long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year.

FUND FEES AND EXPENSES

=======================================================================================================
                                            INVESTMENT                            TOTAL        ACTUAL
                                            MANAGEMENT    12B-1      OTHER        ANNUAL       ANNUAL
                  FUNDS                        FEE         FEES     EXPENSES     EXPENSES     EXPENSES*
-------------------------------------------------------------------------------------------------------
PRUDENTIAL SERIES FUND,  INC.
(CLASS I SHARES)
  Diversified Bond Portfolio                 0.40%       0.00%      0.04%        0.44%        0.44%
  Equity Portfolio                           0.45%       0.00%      0.04%        0.49%        0.49%
  Flexible Managed Portfolio                 0.60%       0.00%      0.04%        0.64%        0.64%
  Global Portfolio                           0.75%       0.00%      0.09%        0.84%        0.84%
  Jennison Portfolio                         0.60%       0.00%      0.04%        0.64%        0.64%
  Money Market Portfolio                     0.40%       0.00%      0.03%        0.43%        0.43%
  Prudential Value Portfolio                 0.40%       0.00%      0.04%        0.44%        0.44%
  Stock Index Portfolio                      0.35%       0.00%      0.04%        0.39%        0.39%
-------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
(CLASS 2 SHARES)
  Templeton Foreign Securities Fund
    (formerly Templeton International
    Securities Fund) (1) (2)                 0.69%       0.25%      0.22%        1.16%        1.15%
-------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
(INSTITUTIONAL SHARES)
  Growth Portfolio                           0.65%       0.00%      0.01%        0.66%        0.66%
  International Growth Portfolio             0.65%       0.00%      0.06%        0.71%        0.71%
-------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.
  Small Cap Portfolio (3)                    0.75%       0.25%      0.67%        1.67%        1.25%
-------------------------------------------------------------------------------------------------------
MFS VARIABLE INSURANCE TRUST
(INITIAL CLASS SHARES)
  MFS Research Series (4)                    0.75%       0.00%      0.15%        0.90%        0.89%
-------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE SERIES II
(FORMERLY KEMPER VARIABLE SERIES)
  Scudder High-Yield Portfolio               0.60%       0.00%      0.10%        0.70%        0.70%
-------------------------------------------------------------------------------------------------------
T. ROWE PRICE VARIABLE FUNDS
  Equity Income Portfolio (5)                0.85%       0.00%      0.00%        0.85%        0.85%
  New America Growth Portfolio (5)           0.85%       0.00%      0.00%        0.85%        0.85%
=======================================================================================================
*THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT OF
EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE
WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND
PROSPECTUSES.
=========================================================================================================

(1) The Fund's Class 2 distribution plan or "rule 12b-1plan" is described in the Fund's prospectus.

(2) The manager had agreed in advance to make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without the management fee reduction, the Fund's total annual expenses would have been 1.16%.

(3) Effective January 1, 2002, the Investment Adviser agreed to waive its fees and/or reimburse the portfolios through December 31, 2002 to the extent that the Portfolio's average daily net assets exceed 1.25%.

(4) The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the expenses of the series.

(5) Management fees include the ordinary, recurring operating expenses of the Portfolio.


FUND ADVISERS

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), serves as the overall investment adviser for The Prudential Series Fund, Inc. (the "Series Fund"). PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each portfolio. PI's business address is 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, NJ 07102. Prudential Investment Management, Inc. ("PIM"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser for the Diversified Bond, Flexible Managed, Money Market, and the Stock Index Portfolios. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, NJ 07102.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser to the Global and Jennison Portfolios. Jennison also serves as the subadviser to a portion of the assets Equity and Prudential Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, NY 10017.

GE Asset Management, Incorporated ("GEAM") serves as the subadviser for a portion of the assets of the Equity Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, CT 06927.

Salomon Brothers Asset Management, Inc. ("Salomon") serves as the subadviser to a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon's business address is 338 Greenwich Street, New York, NY 10013.

Victory Capital Management, Inc. ("Victory") serves as the subadviser to a portion of the assets of the Prudential Value Portfolio. Victory's business address is 127 Public Square, Cleveland, OH 44114.

Templeton Investment Counsel, LLC ("TIC") serves as the investment manager for the Templeton Foreign Securities Fund (formerly Templeton International Securities Fund). TIC has offices at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394. The investment manager for Templeton Developing Markets Securities Fund is Templeton Asset Management Ltd. ("TAML"). TAML has offices at 2 Exchange Square, Hong Kong.

Janus Capital Management Inc. ("Janus Capital") serves as the investment adviser and principal underwriter to each of the above-mentioned Janus portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

Lazard Asset Management ("Lazard"), a division of Lazard Freres & Co., a New York limited liability company, serves as the investment manager and principal underwriter to the above-mentioned Lazard portfolio. Lazard's principal business address is 30 Rockefeller Plaza, New York, New York 10112.

Massachusetts Financial Services Company ("MFS"). serves as the investment adviser for the above mentioned MFS series. MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

Deutsche Investment Management Americas, Inc. ("Deutsche") serves as the asset manager for the above mentioned Scudder portfolio. Deutsche's principal business address is Two International Place, Boston, Massachusetts 02110-4103.

T. Rowe Price Associates, Inc. ("T. Rowe Price") is the investment manager for each above mentioned T. Rowe Price portfolio. T. Rowe Price is wholly owned by
T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

Your enrollment kit gives more information about the past performance of each investment option. This past performance is no guarantee of future results.

CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF ITS RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND ITS MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THE GVUL PRODUCT PROSPECTUS AND THIS SUPPLEMENT. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.

EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE PRUDENTIAL SERIES FUND, INC. PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see THE FIXED ACCOUNT section in the Prospectus.

ILLUSTRATION OF CASH SURRENDER VALUES AND DEATH BENEFITS

The next several pages shows examples of how the Cash Surrender Value and the Death Benefit of your Certificate can change as a result of the performance of the investment options selected. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the Group Contract.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

     o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

     o    The Face Amount of insurance under the Certificate is $100,000.

     o The Participant makes a $75.00 premium payment on the first day of each month, for a total of $900.00 over the course of each year.


ILLUSTRATION #1

In Illustration #1, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made. Accordingly, we assumed the following charges:

     o The charge deducted from each premium payment for taxes on premium payments is 2.6%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

     o Prudential deducts a sales charge equal to 3.5% from each premium payment.

     o Prudential deducts a processing charge of $2 from each premium payment.

     o Each month, Prudential deducts a $6 charge for administrative expenses.

     o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

     o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioners Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

     o Prudential deducts a charge upon surrender equal to the lesser of $20 or 2% of the amount surrendered.

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of maximum charges, we assumed that the CURRENT CHARGES for an active participant would be deducted for as long as the Certificate is in effect.

Here's what we assumed:

     o The charge deducted from each premium payment for taxes on premium payments is 2.6%.

     o    Prudential deducts no sales charge from premium payments.

     o    Prudential deducts no processing charge from premium payments.

     o Each month, Prudential deducts a $3 charge for administrative expenses.

     o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

     o    Prudential does not deduct a surrender charge.

     o Prudential deducts cost of insurance charges from the following table. Actual cost of insurance charges will vary by group contract.

          ----------------------------------------------------------------------
          ASSUMED MONTHLY CURRENT COST OF INSURANCE RATES PER $1,000
          ----------------------------------------------------------------------
          Age                                   Rate per thousand  dollars of
                                                face amount
          ----------------------------------------------------------------------
          40 to 44                              $0.17
          ----------------------------------------------------------------------
          45to 49                               $0.29
          ----------------------------------------------------------------------
          50 to 54                              $0.48
          ----------------------------------------------------------------------
          55 to 59                              $0.75
          ----------------------------------------------------------------------
          60 to 64                              $1.17
          ----------------------------------------------------------------------
          65 to 69                              $2.10
          ----------------------------------------------------------------------
          70 to 74                              $3.76
          ----------------------------------------------------------------------
          75                                    $4.15
          ----------------------------------------------------------------------
          76                                    $4.60
          ----------------------------------------------------------------------
          77                                    $5.10
          ----------------------------------------------------------------------
          78                                    $5.65
          ----------------------------------------------------------------------
          79                                    $6.25
          ----------------------------------------------------------------------
          80                                    $6.90
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          ASSUMED MONTHLY CURRENT COST OF INSURANCE RATES PER $1,000
          ----------------------------------------------------------------------
          Age                                   Rate per thousand  dollars of
                                                face amount
          ----------------------------------------------------------------------
          81                                    $7.59
          ----------------------------------------------------------------------
          82                                    $8.32
          ----------------------------------------------------------------------
          83                                    $9.08
          ----------------------------------------------------------------------
          84                                    $9.87
          ----------------------------------------------------------------------
          85                                    $10.69
          ----------------------------------------------------------------------
          86                                    $11.56
          ----------------------------------------------------------------------
          87                                    $12.46
          ----------------------------------------------------------------------
          88                                    $13.41
          ----------------------------------------------------------------------
          89                                    $14.42
          ----------------------------------------------------------------------
          90                                    $15.48
          ----------------------------------------------------------------------
          91                                    $16.59
          ----------------------------------------------------------------------
          92                                    $17.73
          ----------------------------------------------------------------------
          93                                    $18.90
          ----------------------------------------------------------------------
          94                                    $20.29
          ----------------------------------------------------------------------
          95                                    $21.79
          ----------------------------------------------------------------------
          96                                    $23.13
          ----------------------------------------------------------------------
          97                                    $24.57
          ----------------------------------------------------------------------
          98                                    $26.14
          ----------------------------------------------------------------------
          99                                    $28.85
          ----------------------------------------------------------------------
          100                                   $29.72
          ----------------------------------------------------------------------


ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 16 Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance -- or "investment return" -- of the Funds. The three different assumptions are:

     o    gross annual rate of return is 0%

     o    gross annual rate of return is 4.5%

     o    gross annual rate of return is 9%


These are only assumptions to show how the Cash Surrender Value and Death Benefit change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

     o    The first column shows the CERTIFICATE YEAR.

     o The second column shows the PARTICIPANT'S AGE at the end of each Certificate Year.

     o The third column shows the participant's ANNUAL PREMIUM OUTLAY for each Certificate Year.

     o The fourth column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

     o The next three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5% and 9%).

     o The last three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5% and 9%).

You should note that:

     o    Both "gross" and "net" investment returns are shown.

     o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

     o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

     o Fund investment management fees and other expenses were assumed to equal .72% per year, which was the average Fund expense in 2001.

     o For Illustration #1, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #1, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.62, 2.88%, and 7.38%.

     o For Illustration #2, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #2, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.17%, 3.33%, and 7.83%.

     o The Cash Surrender Values and Death Benefits are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

     o    We assumed no loans or partial withdrawals were taken.

Neither illustration reflects Dividends or Experience Credits.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

CASH SURRENDER VALUES AND DEATH BENEFITS WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.


                                                           ILLUSTRATION #1

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40

            ASSUME TOTAL MONTHLY CONTRIBUTION OF $75.00 TOWARDS COST OF INSURANCE AND CERTIFICATE FUND FOR ALL YEARS
                                         THIS ILLUSTRATION USES MAXIMUM CONTRACTUAL CHARGES.

                                                                                       Cash Surrender Value (1)
                                                                    --------------------------------------------------------------
                                                                                 Assuming Hypothetical Gross (and Net)
                                                                                     Annual Investment Return of
  End of                   Annual              Premiums             --------------------------------------------------------------
Certificate                Premium           Accumulated             0.0% Gross               4.5% Gross               9.0% Gross
   Year        Age         Outlay           at 4% per year          (-1.62% Net)              (2.88% Net)              (7.38% Net)
-----------   -----        -------          --------------          ------------              -----------              -----------
     1          41          $900                  $919                   $268                     $275                     $281
     2          42          $900                $1,876                   $492                     $517                     $542
     3          43          $900                $2,870                   $671                     $723                     $777
     4          44          $900                $3,904                   $800                     $887                     $982
     5          45          $900                $4,980                   $878                   $1,007                   $1,153
     6          46          $900                $6,098                   $902                   $1,076                   $1,280
     7          47          $900                $7,262                   $869                   $1,088                   $1,356
     8          48          $900                $8,471                   $777                   $1,039                   $1,375
     9          49          $900                $9,730                   $622                     $921                   $1,325
    10          50          $900               $11,038                   $398                     $729                   $1,195
    15          55          $900               $18,409                     $0 (2)                   $0 (2)                   $0 (2)
    20          60          $900               $27,377                     $0                       $0                       $0
    25          65          $900               $38,289                     $0                       $0                       $0
    30          70          $900               $51,564                     $0                       $0                       $0
    35          75          $900               $67,715                     $0                       $0                       $0
    40          80          $900               $87,365                     $0                       $0                       $0
    45          85          $900              $111,272                     $0                       $0                       $0
    50          90          $900              $140,360                     $0                       $0                       $0
    55          95          $900              $175,749                     $0                       $0                       $0
    60         100          $900              $218,805                     $0                       $0                       $0


                                                     Death Benefits (1)
                              --------------------------------------------------------------
                                           Assuming Hypothetical Gross (and Net)
                                               Annual Investment Return of
  End of                      --------------------------------------------------------------
Certificate                    0.0% Gross               4.5% Gross                9.0% Gross
   Year                       (-1.62% Net)              (2.88% Net)               (7.38% Net)
-----------                   ------------              -----------               -----------
     1                          $100,273                 $100,280                  $100,287
     2                          $100,502                 $100,527                  $100,553
     3                          $100,684                 $100,737                  $100,793
     4                          $100,817                 $100,905                  $101,002
     5                          $100,896                 $101,027                  $101,173
     6                          $100,920                 $101,096                  $101,300
     7                          $100,887                 $101,108                  $101,376
     8                          $100,793                 $101,059                  $101,395
     9                          $100,634                 $100,940                  $101,345
    10                          $100,406                 $100,744                  $101,215
    15                                $0 (2)                   $0 (2)                    $0 (2)
    20                                $0                       $0                        $0
    25                                $0                       $0                        $0
    30                                $0                       $0                        $0
    35                                $0                       $0                        $0
    40                                $0                       $0                        $0
    45                                $0                       $0                        $0
    50                                $0                       $0                        $0
    55                                $0                       $0                        $0
    60                                $0                       $0                        $0

(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0.0%, 4.5%, AND 9.0%, OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.



                                                           ILLUSTRATION #2
                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40

              ASSUME TOTAL MONTHLY CONTRIBUTION OF $75.00 TOWARDS COST OF INSURANCE AND CERTIFICATE FUND FOR ALL YEARS
                                               THIS ILLUSTRATION USES CURRENT CHARGES.

                                                                                      Cash Surrender Value (1)
                                                                    --------------------------------------------------------------
                                                                                 Assuming Hypothetical Gross (and Net)
                                                                                     Annual Investment Return of
  End of                     Annual              Premiums           --------------------------------------------------------------
Certificate                 Premium            Accumulated           0.0% Gross              4.5% Gross                9.0% Gross
   Year         Age          Outlay           at 4% per year        (-1.17% Net)             (3.33% Net)               (7.83% Net)
-----------    -----        -------           -------------         ------------             -----------               -----------
     1          41            $900                  $919                 $633                     $648                     $663
     2          42            $900                $1,876               $1,258                   $1,318                   $1,379
     3          43            $900                $2,870               $1,876                   $2,010                   $2,150
     4          44            $900                $3,904               $2,486                   $2,724                   $2,981
     5          45            $900                $4,980               $3,090                   $3,463                   $3,878
     6          46            $900                $6,098               $3,543                   $4,080                   $4,695
     7          47            $900                $7,262               $3,991                   $4,717                   $5,576
     8          48            $900                $8,471               $4,434                   $5,376                   $6,526
     9          49            $900                $9,730               $4,871                   $6,056                   $7,550
    10          50            $900               $11,038               $5,304                   $6,759                   $8,654
    15          55            $900               $18,409               $6,285                   $9,402                  $14,228
    20          60            $900               $27,377               $5,637                  $10,752                  $20,380
    25          65            $900               $38,289               $2,581                   $9,600                  $26,278
    30          70            $900               $51,564                   $0 (2)               $2,173                  $28,077
    35          75            $900               $67,715                   $0                       $0 (2)              $18,565
    40          80            $900               $87,365                   $0                       $0                       $0 (2)
    45          85            $900              $111,272                   $0                       $0                       $0
    50          90            $900              $140,360                   $0                       $0                       $0
    55          95            $900              $175,749                   $0                       $0                       $0
    60         100            $900              $218,805                   $0                       $0                       $0



                                                Death Benefits (1)
                           ------------------------------------------------------------
                                       Assuming Hypothetical Gross (and Net)
                                           Annual Investment Return of
  End of                   ------------------------------------------------------------
Certificate                 0.0% Gross              4.5% Gross              9.0% Gross
   Year                    (-1.17% Net)             (3.33% Net)             (7.83% Net)
-----------                ------------             -----------             -----------
     1                       $100,633                $100,648                $100,663
     2                       $101,258                $101,318                $101,379
     3                       $101,876                $102,010                $102,150
     4                       $102,486                $102,724                $102,981
     5                       $103,090                $103,463                $103,878
     6                       $103,543                $104,080                $104,695
     7                       $103,991                $104,717                $105,576
     8                       $104,434                $105,376                $106,526
     9                       $104,871                $106,056                $107,550
    10                       $105,304                $106,759                $108,654
    15                       $106,285                $109,402                $114,228
    20                       $105,637                $110,752                $120,380
    25                       $102,581                $109,600                $126,278
    30                             $0 (2)            $102,173                $128,077
    35                             $0                      $0 (2)            $118,565
    40                             $0                      $0                      $0 (2)
    45                             $0                      $0                      $0
    50                             $0                      $0                      $0
    55                             $0                      $0                      $0
    60                             $0                      $0                      $0

(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0.0%, 4.5%, AND 9.0%, OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Contract Account GI-2, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the Registrant's most recent post-effective amendment and has caused this Registration Statement to be signed on its behalf by the undersigned hereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 29th day of April, 2002.



(Seal)                       THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
                                             (Registrant)
                            By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                             (Depositor)


Attest:     /s/ MARSHA BROZYNA
            ------------------------------
            Marsha Brozyna

By:         /s/ MARIE J. VAMBERY
            ------------------------------
            Marie J. Vambery
            Senior Vice President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 29th day of April, 2002.




                               SIGNATURE AND TITLE


/s/ *
------------------------------------
Arthur F. Ryan
Chairman of the Board, President and
Chief Executive Officer


/s/ *
------------------------------------
Anthony S. Piszel
Senior Vice President and Controller
(Chief Accounting Officer)


/s/ *                                           *By: /s/ Clifford E. Kirsch
------------------------------------                 ---------------------------
Richard J. Carbone                                    Clifford E. Kirsch
Senior Vice President and                             (Attorney-in-Fact)
Principal Financial Officer



/s/ *
------------------------------------
Franklin E. Agnew
Director


/s/ *
------------------------------------
Frederick K. Becker
Director

                               SIGNATURE AND TITLE


/s/ *
------------------------------------
Gilbert F. Casellas
Director


/s/ *
------------------------------------
James G. Cullen
Director


/s/ *
------------------------------------
Carolyne K. Davis
Director


/s/ *
------------------------------------
Allan D. Gilmour
Director


/s/ *                                          *By: /s/ Clifford E. Kirsch
------------------------------------               -----------------------------
William H. Gray, III                                 Clifford E. Kirsch
Director                                             (Attorney-in-Fact)


/s/ *
------------------------------------
Jon F. Hanson
Director


/s/ *
------------------------------------
Glen H. Hiner
Director


/s/ *
------------------------------------
Constance J. Horner
Director


/s/ *
------------------------------------
Gaynor N. Kelley
Director


/s/ *
------------------------------------
Burton G. Malkiel
Director


                                      11-5

                               SIGNATURE AND TITLE


/s/ *
------------------------------------
Ida F. S. Schmertz
Director


/s/ *
------------------------------------
Charles R. Sitter
Director


/s/ *
------------------------------------
Donald L. Staheli
Director


/s/ *
------------------------------------
Richard M. Thomson
Director


/s/ *                                       *By: /s/ Clifford E. Kirsch
------------------------------------            --------------------------------
James A. Unruh                                    Clifford E. Kirsch
Director                                          (Attorney-in-Fact)


/s/ *
------------------------------------
P. Roy Vagelos, M.D.
Director


/s/ *
------------------------------------
Stanley C. Van Ness
Director


/s/ *
------------------------------------
Paul A. Volcker
Director


                                      11-6


                                  EXHIBIT INDEX

      Consent of PricewaterhouseCoopers LLP, independent accountants                                  Page II-8

3.    Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the
      securities registered                                                                           Page II-9


6.    Opinion and Consent of Catherine A. Smith, FSA, MAAA as to actuarial matters of
      the securities being registered.                                                                Page II-10




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in this Registration Statement on Form S-6 (the "Registration Statement") of our report dated April 25, 2002, relating to the financial statements of the Group Variable Universal Life Subaccounts of the Prudential Variable Contract Account GI-2, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated February 12, 2002, relating to the consolidated financial statements of The Prudential Insurance Company of America, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP

New York, New York
April 25, 2002




                                      11-8

                                     Clifford E. Kirsch
                                     VP, Corporate Counsel
                                     Law Department

                                     The Prudential Insurance Company of America
                                     213 Washington Street, Newark NJ 07102-2992
                                     Tel 973-802-7333 Fax 973-802-9560

                                     April 29, 2002




The Prudential Insurance Company of America
Prudential Plaza
Newark, NJ  07102-3777

Ladies and Gentlemen:

In my capacity as Vice President, Corporate Counsel, Law Department of The Prudential Insurance Company of America ("Prudential"), I have reviewed the establishment on June 14, 1988 of The Prudential Variable Contract Account - GI-2 (the "Account") by the Board of Directors of Prudential as a separate account for assets applicable to certain variable life insurance contracts, pursuant to the provisions of Section 17B:28-7 of the Revised Statutes of New Jersey. I have also reviewed the resolution dated December 10, 1996 of the Finance Committee of the Board of Directors of Prudential expanding the investment options in which the Account may invest. I am responsible for oversight of the preparation and review of the Registration Statement on Form S-6, as amended, filed by Prudential with the U.S. Securities and Exchange Commission (Registration No. 333-01031) under the Securities Act of 1933 for the registration of certain group variable universal life insurance contracts and certificates thereunder issued with respect to the Account.

I am of the following opinion:

1. Prudential is a corporation duly organized under the laws of the State of New Jersey and is a validly existing corporation.

2. The Account has been duly created and is validly existing as a separate account pursuant to the aforesaid provisions of New Jersey law.

3. The portion of the assets held in the Account equal to the reserve and other liabilities for variable benefits under the group variable universal life insurance contracts and the certificates thereunder is not chargeable with liabilities arising out of any other business Prudential may conduct.

4. The group variable universal life insurance contracts and the certificates thereunder are legal and binding obligations of Prudential, in accordance with their terms.

In arriving at the foregoing opinion, I have made such examination of law and examined such records and other documents as I judged to be necessary or appropriate.

I hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

                                                        Very truly yours,



                                                        /s/
                                                        ------------------------
                                                        Clifford E. Kirsch

                                                          April 29, 2002


The Prudential Insurance Company of America
Prudential Plaza
Newark, NJ  07102-3777

To The Prudential:

This opinion is furnished in connection with the registration by The Prudential Insurance Company of America of certain Group Variable Universal Life insurance contracts and certificates ("Contracts") under the Securities Act of 1933. I have reviewed the Contract form and I have participated in the preparation and review of the Registration Statement and Exhibits thereto. In my opinion:

(1) The illustrations of cash surrender values and death benefits included in the section of the prospectus entitled "Illustration of Cash Surrender Values and Death Benefits" and based on the assumptions stated in this section, are consistent with the provisions of the respective forms of the Contracts. The rate structure of the Contracts has not been designed so as to make the relationship between premiums and benefits, as shown in the illustrations, appear more favorable to a prospective purchaser of a Contract at the issue age illustrated than to prospective purchasers of Contracts at other issue ages.

(2) The deduction from premium payments for federal taxes in an amount equal to .35% of each premium is a reasonable charge for these contracts in relation to the additional income tax burden imposed upon The Prudential Insurance Company of America as the result of the enactment of Section 848 of the Internal Revenue Code. In reaching that conclusion, a number of factors were taken into account that, in my opinion, were appropriate and which resulted in a projected after-tax rate of return that is a reasonable rate to use in discounting the tax benefit of the deductions allowed in Section 848 in taxable years subsequent to the year in which the premiums were received.

I hereby consent to the use of this opinion as an exhibit to the Registration Statement and to the reference to my name under the heading "Experts" in the prospectus.

                                         Very truly yours,



                                         /s/ Catherine A. Smith, FSA, MAAA
                                         Director and Actuary
                                         The Prudential Insurance Company
                                         Of America

May 1, 2002

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

RE: The Prudential Variable Contract Account GI-2 Registration Statement on Form S-6
         File No:  333-01031

Dear Sir/Madam:

On behalf of The Prudential Variable Contract Account GI-2 (the "Account"), a separate account of The Prudential Insurance Company of America, we include herewith a post-effective amendment under Rule 485(b) to the above-referenced registration statement.

This post-effective amendment adds updated financial statements and makes certain other non-material changes.

The registrant has designated May 1, 2002 as the effective date of this post-effective amendment.

As counsel to the registrant, I have reviewed the amendment, and represent that it does not contain disclosures that would render it ineligible to rely on Rule 485(b).

                                           Sincerely,

                                           /s/Clifford E. Kirsch
                                           Clifford E. Kirsch
                                           Vice President and Corporate Counsel
                                           Law Department